        As filed with the Securities and Exchange Commission on October 15, 1999
                                 Securities Act of 1933 Registration No. 2-80543
                        Investment Company Act of 1940 Registration No. 811-3605

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

     Pre-Effective Amendment No. ____  [_]
     Post-Effective Amendment No. 42   [X]

                                    and/or

REGISRTATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 43                  [X]
                       (Check appropriate box or boxes)

--------------------------------------------------------------------------------

                         NORTHERN INSTITUTIONAL FUNDS
              (Exact name of registrant as specified in charter)

                            50 South LaSalle Street
                            Chicago, Illinois 60675
                   (Address of principal executive offices)

             (Registrant's Telephone Number, including Area Code)
                                 800-637-1380

--------------------------------------------------------------------------------

Linda Hoard, Secretary                        with a copy to:
First Data Investor Services Group, Inc.      W. Bruce McConnel, III
101 Federal Street, 6th Floor                 Drinker Biddle & Reath LLP
Boston, Massachusetts 02110                   One Logan Square
                                              18th and Cherry Streets
                                              Philadelphia, Pennsylvania
                                              19103-6996
(name and address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It Is Proposed That This Filing Become Effective (Check Appropriate Box):
     [_] immediately upon filing pursuant to paragraph (b)
     [_] on October 20, 1999 pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] On (date)pursuant to paragraph (a)(1)
     [X] 75 days after filing pursuant to paragraph (a)(2)
     [_] On [date] pursuant to paragraph (a)(2)

If appropriate, check the following box:
     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of Beneficial Interest

Northern Institutional Funds
Fixed Income and Equity Portfolios

 .    U.S. Government Securities Portfolio
 .    Short-Intermediate Bond Portfolio
 .    Intermediate Bond Portfolio
 .    U.S. Treasury Index Portfolio
 .    Bond Portfolio
 .    International Bond Portfolio
 .    Balanced Portfolio
 .    Equity Index Portfolio
 .    Diversified Growth Portfolio
 .    Focused Growth Portfolio

 .    MarketPower Portfolio
 .    Mid Cap Growth Portfolio

 .    Small Company Index Portfolio
 .    Small Company Growth Portfolio
 .    International Equity Index Portfolio
 .    International Growth Portfolio


Prospectus dated December 29, 1999

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

                                                                                                          Page
----------------------------------------------------------------------------------------------------------------
Risk/Return Summary                                          Fixed Income Portfolios
Information about the objectives, principal                  .  U.S. Government Securities Portfolio
 strategies and risk characteristics of each                 .  Short-Intermediate Bond Portfolio
 Portfolio                                                   .  Intermediate Bond Portfolio
                                                             .  U.S. Treasury Index Portfolio
                                                             .  Bond Portfolio
                                                             .  International Bond Portfolio

                                                             Balanced Portfolio

                                                             Equity Portfolios
                                                             .  Equity Index Portfolio
                                                             .  Diversified Growth Portfolio
                                                             .  Focused Growth Portfolio

                                                             .  MarketPower Portfolio
                                                             .  Mid Cap Growth Portfolio
                                                             .  Small Company Index Portfolio

                                                             .  Small Company Growth Portfolio
                                                             .  International Equity Index Portfolio
                                                             .  International Growth Portfolio

                                                             Principal Investment Risks

                                                             Portfolio Performance
                                                             .  U.S. Government Securities Portfolio
                                                             .  Short-Intermediate Bond Portfolio
                                                             .  Intermediate Bond Portfolio
                                                             .  U.S. Treasury Index Portfolio
                                                             .  Bond Portfolio
                                                             .  International Bond Portfolio
                                                             .  Balanced Portfolio
                                                             .  Equity Index Portfolio
                                                             .  Diversified Growth Portfolio
                                                             .  Focused Growth Portfolio
                                                             .  Small Company Index Portfolio
                                                             .  International Equity Index Portfolio
                                                             .  International Growth Portfolio

                                                             Portfolio Fees and Expenses

Management of the Portfolios                                 Investment Advisers
Details that apply to the Portfolios as a group              Advisory Fees
                                                             Portfolio Management
                                                             Other Portfolio Management Information
                                                             Other Portfolio Services

About Your Account                                           Purchasing and Selling Shares
How to open, maintain and close an account                   .  Purchasing Shares
                                                             .  Opening an Account
                                                             .  Selling Shares

                                                             Account Policies and Other Information
                                                             .  Purchase and Redemption Minimums
                                                             .  Calculating Share Price
                                                             .  Timing of Purchase Requests
                                                             .  Additional Transaction Fee
                                                             .  Tax Identification Number
                                                             .  In-Kind Purchases and Redemptions
                                                             .  Miscellaneous Purchase Information
                                                             .  Timing of Redemption and Exchange
                                                                Requests
                                                             .  Miscellaneous Redemption Information
                                                             .  Exchange Privileges
                                                             .  Telephone Transactions
                                                             .  Making Changes to Your Account
                                                                Information
                                                             .  Business Day
                                                             .  Early Closings
                                                             .  Authorized Intermediaries
                                                             .  Servicing Agents

                                                             Dividends and Distributions
                                                             Tax Considerations
                                                             Year 2000 Issues

Risks, Securities, Techniques and Financial                  Risks, Securities and Techniques
Information                                                  .  Additional Information on Principal
                                                                Investment Strategies and Related
                                                                Risks
                                                             .  Additional Description of Securities and
                                                                Common Investment Techniques
                                                             .  Disclaimers

                                                             Financial Information

For More Information                                         Annual/Semiannual Report
                                                             Statement of Additional Information
----------------------------------------------------------------------------------------------------------------

Northern Institutional Funds (the "Trust") offers a selection of investment portfolios to institutional investors, each with a distinct investment objective and risk/reward profile.

The descriptions on the following pages may help you choose the portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.


This Prospectus describes the six fixed income, one balanced and nine equity portfolios (the "Portfolios") currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers three classes of shares of its five money market portfolios which are described in separate prospectuses.

In addition to the instruments described on the pages below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities, Techniques and Financial Information" beginning on page __ and the Statement of Additional Information.

U.S. Government Securities Portfolio

Investment Objective

The Portfolio seeks to maximize total return with minimal reasonable risk.


Principal Investment Strategies and Risks

Investment Strategies.  The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. These may include:

     .    U.S. Treasury bills, notes and bonds
     .    Obligations of U.S. government agencies and instrumentalities
     .    Mortgage-related securities issued by U.S. government agencies
     . Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government, its agencies or instrumentalities

In selecting securities for the Portfolio, the investment management team uses a relative value approach, emphasizing sectors and securities believed to provide more than adequate compensation for the risks assumed. In determining whether a particular sector or security provides relative value, the investment management team analyzes various economic and market information, including economic growth, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also uses proprietary valuation models to analyze and compare expected returns and assumed risks.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between one and five years.


Risks.  These primary investment risks apply to the Portfolio: interest
-----
rate/maturity, credit (or default), prepayment (or call), debt extension, government securities, non-investment grade (or junk bond) and portfolio turnover risks. See page ___ for these risks and primary risks common to all Portfolios.

Short-Intermediate Bond Portfolio

Investment Objective

The Portfolio seeks to maximize total return consistent with reasonable risk.


Principal Investment Strategies and Risks

Investment Strategies.  The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

     . Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations
     .    Obligations of state, local and foreign governments
     .    Obligations of domestic and foreign banks and corporations
     .    Zero coupon bonds, debentures and convertible debentures
     .    Mortgage and other asset-backed securities
     . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization), it may invest a portion of its assets in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In selecting securities for the Portfolio, the investment management team uses relative value approach, emphasizing sectors and securities believed to provide more than adequate compensation for the risks assumed. In determining whether a particular sector or security provides relative value, the investment management team analyzes various economic and market information, including economic growth, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also uses proprietary valuation models to analyze and compare expected returns and assumed risks.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between two and five years.


Risks.  These primary investment risks apply to the Portfolio: interest
-----
rate/maturity, credit (or default), prepayment (or call), debt extension, government securities and non-investment grade (or junk bond) risks. See page ___ for these risks and primary risks common to all Portfolios.

Intermediate Bond Portfolio

Investment Objective

The Portfolio seeks to maximize total return consistent with reasonable risk. This objective may be changed without shareholder approval.


Principal Investment Strategies and Risks

Investment Strategies.  The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

     . Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations
     .    Obligations of state, local and foreign governments
     .    Obligations of domestic and foreign banks and corporations
     .    Zero coupon bonds, debentures and convertible debentures
     .    Mortgage and other asset-backed securities
     . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization), it may invest a portion of its assets in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In selecting securities for the Portfolio, the investment management team uses a relative value approach, emphasizing sectors and securities believed to provide more than adequate compensation for the risks assumed. In determining whether a particular sector or security provides relative value, the investment management team analyzes various economic and market information, including economic growth, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also uses proprietary valuation models to analyze and compare expected returns and assumed risks.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between three and ten years.


Risks.  These primary investment risks apply to the Portfolio: interest
-----
rate/maturity, credit (or default), prepayment (or call), debt extension, government securities and non-investment grade (or junk bond) risks. See page ___ for these risks and primary risks common to all Portfolios.

U.S. Treasury Index Portfolio

Investment Objective

The Portfolio seeks to provide investment results approximating the performance of the Lehman Brothers Treasury Bond Index (the "Lehman Index").

The Lehman Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is considered representative of U.S. Treasury bond performance overall.

Lehman Brothers ("Lehman") does not endorse any of the securities in the Index. It is not a sponsor of the U.S. Treasury Index Portfolio and is not affiliated with the Portfolio in any way.


Principal Investment Strategies and Risks

Investment Strategies.  Under normal market conditions, the Portfolio will
---------------------
invest at least 80% of its total assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. These securities will be selected based on their expected contribution to the Portfolio's overall duration and total return as compared to the Lehman Index and comparable investment characteristics.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Lehman Index using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

Under normal market conditions, it is expected that the quarterly performance of the Portfolio will be within a .95 correlation with the Lehman Index, before expenses.


Risks.  These primary investment risks apply to the Portfolio: interest
-----
rate/maturity, credit (or default), prepayment (or call), debt extension, government securities and non-investment grade (or junk bond) risks. See page ___ for these risks and primary risks common to all Portfolios.

Bond Portfolio

Investment Objective

The Portfolio seeks to maximize total return consistent with reasonable risk.


Principal Investment Strategies and Risks

Investment Strategies.  The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

     . Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations
     .    Obligations of state, local and foreign governments
     .    Obligations of domestic and foreign banks and corporations
     .    Zero coupon bonds, debentures and convertible debentures
     .    Mortgage and other asset-backed securities
     . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio invests primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization), it may invest a portion of its assets in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In selecting securities for the Portfolio, the investment management team uses a relative value approach, emphasizing sectors and securities believed to provide more than adequate compensation for the risks assumed. In determining whether a particular sector or security provides relative value, the investment management team analyzes various economic and market information, including economic growth, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also uses proprietary valuation models to analyze and compare expected returns and assumed risks.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between five and fifteen years.


Risks.  These primary investment risks apply to the Portfolio: interest
-----
rate/maturity, credit (or default), prepayment (or call), debt extension, government securities and non-investment grade (or junk bond) risks. See page ___ for these risks and primary risks common to all Portfolios.

International Bond Portfolio

Investment Objective

The Portfolio seeks to maximize total return consistent with reasonable risk.


Principal Investment Strategies and Risks

Investment Strategies.  The Portfolio will seek capital appreciation and current
---------------------
income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities of foreign issuers.
These may include:

     .    Obligations of foreign governments, their agencies and
          instrumentalities
     .    Obligations of supranational organizations (such as the World Bank)
     .    Obligations of foreign corporations and banks
     .    Zero coupon bonds, debentures and convertible debentures of foreign issuers
     .    Mortgage and other asset-backed securities of foreign issuers

The Portfolio will invest in the securities of issuers located in at least three different foreign countries. Although the Portfolio primarily invests in mature markets (such as Germany and Japan) it may also invest in emerging markets (such as Argentina and China) depending upon the portfolio management team's outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or region. It is expected that during the current fiscal year a substantial portion of the Portfolio's assets will be invested in foreign governmental obligations because such obligations represent a substantial portion of the non-U.S. fixed income market.

The Portfolio may also invest a portion of its assets in domestic obligations, including obligations of the U.S. government, its agencies and instrumentalities and repurchase agreements collateralized by such obligations. It may also invest in the obligations of domestic banks and corporations zero coupon bonds, debentures and convertible debentures, and mortgage and other asset-backed securities.

Although the Portfolio primarily invests in investment grade fixed income securities (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization), it may invest a portion of its assets in securities that are rated below investment grade ("junk bonds").

In selecting securities for the Portfolio, the investment management team uses a relative value approach, emphasizing sectors and securities believed to provide more than adequate compensation for the risks assumed. In determining whether a particular sector or security provides relative value, the investment management team analyzes various economic and market information, including economic growth, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also uses proprietary valuation models to analyze and compare expected returns and assumed risks.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between three and eleven years.

The Portfolio is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.


Risks.  These primary investment risks apply to the Portfolio: interest
-----
rate/maturity, credit (or default), prepayment (or call), debt extension, government securities, non-investment grade (or junk bond), currency, country, regulatory, concentration and non-diversification risks. See page ___ for these risks and primary risks common to all Portfolios.

Balanced Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and current income.


Principal Investment Strategies and Risks

Investment Strategies.  In seeking long-term capital appreciation and current
---------------------
income, the Portfolio will, under normal market conditions invest up to 75% of the value of its total assets in equity securities and at least 25% in fixed income securities. The actual mix of assets will vary depending on the investment management team's analysis of market and economic conditions, including expected earnings, growth in earnings, long-term interest rates and risk premiums. When, for example, this analysis indicates that the equity market is overvalued relative to the fixed income market, the investment management team would allocate a greater percentage of the Portfolio's assets to fixed income securities.

When investing in equity securities, the Portfolio generally invests in the equity or equity-related securities ("equity securities") of a broad mix of companies. Such companies generally will have market capitalizations in excess of $750 million. Although the Portfolio primarily invests in the common, preferred and convertible stocks of U.S. companies, it may invest to a limited extent in the stocks of foreign issuers. Using fundamental research and quantitative analysis, the investment management team selects stocks of companies believed to have favorable growth characteristics. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

     .    Sales and earnings growth
     .    Return on equity
     .    Debt to equity ratio
     .    Market share and product leadership


With respect to the fixed income portion of the Portfolio, the investment management team uses a relative value approach, emphasizing sectors and securities believed to provide more than adequate compensation for the risks assumed. In determining whether a particular sector or security provides relative value, the investment management team analyzes various economic and market information, including economic growth, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also uses proprietary valuation models to analyze and compare expected returns and assumed risks.

The Portfolio invests in a broad range of fixed income securities, including:

     . Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations
     .    Obligations of state, local and foreign governments
     .    Obligations of domestic and foreign banks and corporations
     .    Zero coupon bonds, debentures and convertible debentures
     .    Mortgage and other asset-backed securities
     . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio primarily invests in domestic fixed income obligations that are investment grade (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization), it may invest a portion of its assets in fixed income obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

The dollar-weighted average maturity of the fixed income portion of the Portfolio will, under normal market conditions, range between two and ten years.


Risks.  These primary investment risks apply to the Portfolio: interest
-----
rate/maturity, credit (or default), prepayment (or call), debt extension, government securities, non-investment grade (or junk bond) and stock risks. See page ___ for these risks and primary risks common to all Portfolios.

Equity Index Portfolio

Investment Objective

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's ("S&P") 500 Composite Stock Price Index ("S&P 500(R) Index").

The S&P 500(R) Index is an unmanaged index which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole.

The companies chosen for inclusion in the Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.

S&P does not endorse any stock in the Index. It is not a sponsor of the Equity Index Portfolio and is not affiliated with the Portfolio in any way.

Principal Investment Strategies and Risks

Investment Strategies.  Under normal market conditions, the Portfolio will
---------------------
invest at least 80% of its total assets in the equity securities of the companies that make up the S&P 500(R) Index, in approximately the same proportions as they are represented in the Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500(R) Index using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

Under normal market conditions, it is expected that the quarterly performance of the Portfolio will be within a .95 correlation with the S&P 500(R) Index, before expenses.

Risks.  This primary investment risk applies to the Portfolio: stock risk.  See
-----
page ____ for this risk and primary risks common to all Portfolios.

Diversified Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation with income a secondary consideration.

Principal Investment Strategies and Risks

Investment Strategies.  In seeking long-term capital appreciation, the Portfolio
---------------------
will, under normal market conditions, invest at least 65% of its total assets in the equity securities of a broad mix of companies. Such companies generally will have market capitalizations in excess of $750 million. Although the Portfolio primarily invests in the common, preferred and convertible stocks of U.S. companies, it may invest to a limited extent in the stocks of foreign issuers.

Using fundamental research and quantitative analysis, the investment management team selects stocks of companies believed to have favorable growth characteristics. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

     . Sales and earnings growth
     . Return on equity
     . Debt to equity ratio
     . Market share and product leadership

Risks.  This primary investment risk applies to the Portfolio: stock risk.  See
-----
page ____ for this risk and primary risks common to all Portfolios.

Focused Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Primary Investment Strategies and Risks

Investment Strategies.  In seeking long-term capital appreciation, the Portfolio
---------------------
will, under normal market conditions, invest at least 65% of its total assets in the equity securities of a select mix of companies. Such companies generally will have market capitalizations in excess of $750 million. Although the Portfolio primarily invests in the common, preferred and convertible stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Using fundamental research and quantitative analysis, the investment management team selects stocks of companies believed to have favorable growth characteristics. In determining whether a company has favorable growth characteristics, the investment management team analyses factors such as:

     . Sales and earnings growth
     . Return on equity
     . Debt to equity ratio
     . Market share and product leadership

The Portfolio may, from time to time, emphasize particular companies or market segments in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

Risks.  This primary investment risk applies to the Portfolio: stock risk.  See
-----
page ____ for this risk and primary risks common to all Portfolios.

MarketPower Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective. The Portfolio's investment objective may be changed without shareholder approval.

Principal Investment Strategies and Risks

Investment Strategies.  In seeking long-term capital appreciation, the Portfolio
---------------------
will, under normal market conditions, invest primarily in the equity securities of a concentrated group of companies believed to have significant "market power," that is, companies possessing dominant market share and other characteristics, including patents, strong brand names and economies of scale, which allow these companies to protect that share. The Portfolio will normally concentrate its investments in the equity securities of 20 to 40 such companies with market capitalization in excess of $300 million.

Using fundamental research and quantitative analysis, the investment management team first screens a broad universe of companies in order to identify a group of firms with "market power" characteristics. From this group, the management team then employs further analysis to select a narrower group of companies expected to achieve superior returns but whose stock is deemed to be undervalued relative to the market. Once a company's stock is selected for inclusion, the investment management team monitors its continued appropriateness for the Portfolio. The management team might decide to sell, for example, in the event of a strategic shift by a company from its core earnings strength, the erosion of a firm's market power, the identification of a more attractive investment opportunity, or the determination that a firm's full valuation has been achieved.

Although the Portfolio invests primarily in the securities of U.S. companies, it may invest to a limited extent in the stock of foreign issuers. The Portfolio is "non-diversified" under the 1940 Act.

Risks.  These primary investment risks apply to the Portfolio:  stock and non-
-----
diversification risks. See page ____ for these risks and primary risks common to all Portfolios.

Mid Cap Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective. The Portfolio's investment objective may be changed without shareholder approval.

Principal Investment Strategies and Risks

Investment Strategies.  In seeking long-term capital appreciation, the Portfolio
---------------------
will invest, under normal market conditions, at least 65% of its total assets in the equity securities of companies with market capitalizations, at the time of purchase, that are within the range of the Standard & Poor's MidCap 400 Stock Index.

Using fundamental research and quantitative analysis, the investment management team selects stocks of mid-sized companies that it believes have demonstrated above average sales, earnings growth and return on equity relative to their peers. In doing so, the investment management team considers factors such as a company's:

     . Financial condition (such as debt to equity ratio);
     . Market share and product leadership;
     . Earnings growth relative to relevant competitors;
     . Market valuation in comparison to securities of other companies and the stock's own historical norms; and
     . Price trends.

As of September 30, 1999, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $___ million and $___ billion. However, the Portfolio is not limited to the stocks included in the S&P MidCap 400 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed above.

Although the Portfolio primarily invests in the stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

S&P does not endorse any stock in the Index. It is not a sponsor of the Mid Cap Growth Portfolio and is not affiliated with the Portfolio in any way.

Risks.  These primary investment risks apply to the Portfolio: stock, mid cap
-----
stock and portfolio turnover risks. See page ___ for these risks and primary risks common to all Portfolios.

Small Company Index Portfolio

Investment Objective

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Small Stock Index ("Russell 2000 Index").

The Russell 2000 Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index includes stocks of the 3,000 largest companies based in the U.S. The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell & Company ("Russell") for inclusion in the Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular.

Russell does not endorse any stock in the Index. It is not a sponsor of the Small Company Index Portfolio and is not affiliated with the Portfolio in any way.

Primary Investment Strategies and Risks

Investment Strategies.  Under normal market conditions, the Portfolio will
---------------------
invest at least 80% of its total assets in the equity securities included in the Russell 2000 Index. These will be selected on the basis of such factors as:

     . Market capitalization
     . Liquidity
     . Industry sectors

Although the Portfolio attempts to mirror the aggregate investment characteristics of the Russell 2000 Index as a whole, the number of issues held by the Portfolio will be determined by the Portfolio's liquidity and size.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

Under normal market conditions, it is expected that the quarterly performance of the Portfolio will be within a .95 correlation with the Russell 2000 Index, before expenses.

Risks.  These primary investment risks apply to the Portfolio: stock and small
-----
company stock risks. See page ___ for these risks and primary risks common to all Portfolios.

Small Company Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective. The Portfolio's investment objective may be changed without shareholder approval.

Principal Investment Strategies and Risks

Investment Strategies.  In seeking long-term capital appreciation, the Portfolio
---------------------
will invest, under normal market conditions, at least 65% of its total assets in the equity securities of companies with market capitalizations that are, at the time of purchase, within the range of the Russell 2000 Small Stock Index ("Russell 2000 Index").

Using fundamental research and quantitative analysis, the investment management team selects stocks of small companies that it believes have demonstrated above average sales and earnings growth and return on equity relative to their peers. In doing so, the investment management team considers factors such as a company's:

      .  Financial condition (such as debt to equity ratio);
      .  Market share and product leadership;
      .  Earnings growth relative to relevant competitors;
      . Market valuation in comparison to securities of other small cap companies and the stock's own historical norms; and
      .  Price trends.

As of September 30, 1999, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $_________ million and $____________ billion. The Portfolio, however, is not limited to the stocks in the Russell 2000 Index, and may invest in other stocks that meet the Investment Adviser's criteria discussed above.

Although the Portfolio primarily invests in the stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Russell does not endorse any stock in the Index. It is not a sponsor of the Small Company Growth Portfolio and is not affiliated with the Portfolio in any way.

Risks.  These primary investment risks apply to the Portfolio: stock, small
-----
company and portfolio turnover risks. See page ___ for these risks and primary risks common to all Portfolios.

International Equity Index Portfolio

Investment Objective

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index").

The EAFE Index is a broad-based market capitalization weighted index that includes more than 1,000 securities in twenty foreign countries. It is widely considered representative of foreign stock market performance overall.

Morgan Stanley Capital International ("MSCI") does not endorse any of the securities in the Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

Principal Investment Strategies and Risks

Investment Strategies.  Under normal market conditions, the Portfolio will
---------------------
invest at least 80% of its total assets in the equity securities included in the EAFE Index. These will be selected on the basis of such factors as:

     . Country weighting
     . Market capitalization
     . Liquidity
     . Industry sectors

Although the Portfolio attempts to mirror the aggregate investment characteristics of the EAFE Index as a whole, the number of issues held by the Portfolio will be determined by the Portfolio's liquidity and size. Because the proportion of assets allocated to each country will approximate the relative country weights in the EAFE Index, more than 25% of the Portfolio's assets may be invested in a single country. This may make the Portfolio's performance more dependent upon the performance of a single country than if the Portfolio allocated its assets among issuers in a larger number of countries.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the EAFE Index by using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

Under normal market conditions, it is expected that the quarterly performance of the Portfolio will be within a .95 correlation with the EAFE Index, before expenses.

Risks.  These primary investment risks apply to the Portfolio:  stock, currency,
-----
country, regulatory and concentration risks. See page ___ for these risks and primary risks common to all Portfolios.

International Growth Portfolio

Investment Objective

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies and Risks

Investment Strategies.  In seeking long-term capital appreciation, the Portfolio
---------------------
will, under normal market conditions, invest at least 65% of its total assets in the equity securities of a broad mix of companies. Such companies generally will have market capitalizations in excess of $750 million.

Using fundamental research and quantitative analysis, the investment management team selects stocks of foreign companies believed to have favorable growth characteristics. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

     . Sales and earnings growth
     . Return on equity
     . Debt to equity ratio
     . Market share and product leadership

The Portfolio will invest in the common, preferred and convertible stocks of issuers located in at least three different foreign countries. The Portfolio may invest in mature markets (such as Germany and Japan) as well as in emerging markets (such as Argentina and China). In determining whether to invest in a particular country or region, the investment management team looks at a number of factors, including a country's (or region's):

     . Prospects for economic growth
     . Expected level of inflation
     . Government policies influencing business conditions
     . Outlook for currency relationships
     . Range of investment opportunities available to international investors

Risks.  These primary investment risks apply to the Portfolio:  stock, currency,
-----
country, regulatory, concentration and portfolio turnover risks. See page ____ for these risks and primary risks common to all Portfolios.

Principal Investment Risks
--------------------------

All investments carry some degree of risk which will affect the value of a Portfolio's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks that apply to the Portfolios and may result in a loss of your investment.

Risks that apply to ALL Portfolios:

 . Market risk is the risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 . Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

 . Derivatives risk is the risk that loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.

 . Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

 . Year 2000 risk is the risk that a Portfolio's operations or value will be adversely affected by the "Year 2000 Problem." This risk may be of greater significance with respect to a Portfolio's investments in the securities of foreign issuers. (For more information, please see "Year 2000 Issues" on page __.)

Risks that apply primarily to the Fixed Income and Balanced Portfolios:

 . Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by a Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

 . Credit (or default) risk is the risk that an issuer of fixed income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. Investment grade bonds are generally believed to have relatively low degrees of credit risk.

 . Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio's income, total return and share price.

 . Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

 . Government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

 . Non-investment grade (or "junk bond") risk may impact the value of non-investment grade securities held by a Portfolio. Generally, these securities, commonly known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Portfolio may not achieve the expected income from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

Risk that applies primarily to the Equity and Balanced Portfolios:

 . Stock risk is the risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risk that applies primarily to the Small Company Index and Small Company Growth
Portfolios:

 . Small company stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Risk that applies primarily to the  Mid Cap Growth Portfolio

 . Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Risk that applies primarily to the MarketPower and International Bond
Portfolios:

 . Non-diversification risk is the risk that a non-diversified portfolio may be more susceptible to adverse developments affecting any single issuer, and more susceptible to greater losses because of these developments.

Risks that apply primarily to the International Bond, International Equity Index and International Growth Portfolios:

While foreign securities may offer special investment opportunities, they also involve special risks not typically associated with investments in U.S. companies or issuers. These risks normally will be greatest when a Portfolio invests in emerging markets. These risks include:

 . Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

 . Country risk is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries.

 . Regulatory risk is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

 . Concentration risk is the risk that investment of more than 25% of a Portfolio's total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

Other Risks:

 . Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Portfolio expenses and higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the U.S. Government Securities Portfolio and International Growth Portfolio exceeded 100%. It is expected that the annual portfolio turnover rate of the Small Company Growth and Mid Cap Growth Portfolios may also exceed 100%.

More information about the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page __.

Portfolio Performance
---------------------

Each Portfolio is authorized to offer three classes of shares - Class A, Class C and Class D. The bar charts and tables below provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio's Class A Shares from year to year, and (b) how the average annual returns of a Portfolio's outstanding classes of shares compare to those of a broad-based securities market index.

The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations (as set forth in the Footnotes to the Portfolio Fees and Expenses table on page __) that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced. Because the operating expenses of each Portfolio's Class A Shares are lower than the expenses of its Class C and Class D Shares, the performance of the Class A Shares is higher than the performance of these other share classes. The Small Company Growth, Mid Cap Growth and MarketPower Portfolios had not commenced operations as of the date of this Prospectus. The bar chart and performance table therefore have been omitted for these Portfolios because the Portfolios have been in operation for less than one calendar year.

U.S. Government Securities Portfolio
------------------------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------

                                  1994:      -0.71%
                                  1995:      11.84%
                                  1996:       4.14%
                                  1997:       6.76%
                                  1998:       6.93%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:      Q2 '95       +3.51%
Worst Quarter Return:     Q1 '94       -1.11%

*Year to date total return for the nine months ended September 30, 1999: ____%


     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------

                                                                      Since
                                              1 Year     5 Year     Inception
                                              ------     ------     ---------
Class A (Inception 4/5/93)                      6.93%      5.71%        5.56%
Merrill Lynch 1-5 Government Index**            7.68%      6.20%        6.07%
--------------------------------------------------------------------------------

Class C (Inception 12/29/95)                   6.65%        N/A         5.66%
Merrill Lynch 1-5 Government Index**           7.68%        N/A         6.41%
--------------------------------------------------------------------------------

Class D (Inception 9/15/94)                    6.53%        N/A         6.29%
Merrill Lynch 1-5 Government Index**           7.68%        N/A         7.25%
--------------------------------------------------------------------------------


** The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years. The Index figures do not reflect any fees or expenses.

Short-Intermediate Bond Portfolio
---------------------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------

                                 1994:       0.91%
                                 1995:      12.06%
                                 1996:       4.55%
                                 1997:       6.76%
                                 1998:       7.69%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:     Q2 '95       +3.84%
Worst Quarter Return:    Q1 '96       -0.17%

*Year to date total return for the nine months ended September 30, 1999: ____%.


     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------


                                                         Since
                                    1 Year   5 Year    Inception
                                    ------   ------    ---------
Class A (Inception 1/11/93)          7.69%    6.33%       6.35%
Merrill Lynch 1-5 Corporate/
Government Bond Index**              7.65%    6.27%       6.39%
----------------------------------------------------------------------

Class D (Inception 9/14/94)          7.27%     N/A        6.80%
Merrill Lynch 1-5 Corporate/
Government Bond Index**              7.65%     N/A        7.35%
----------------------------------------------------------------------

** The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with maturities of one to five years. The Index figures do not reflect any fees or expenses.

Intermediate Bond Portfolio
---------------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------


                           1998:  7.11%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:          Q3 '98      +2.94%
Worst Quarter Return:         Q4 '98      +0.26%


*Year to date total return for the nine months ended September 30, 1999:
____%

     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------

                                                                 Since
                                           1 Year       5 Year   Inception
                                           ------       ------   ---------
Class A (Inception 8/1/97)                 7.11%         N/A       6.39%
Lehman Brothers Intermediate
Government/Corporate Bond Index**          8.42%         N/A       7.95%
________________________________________________________________________________


** The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with remaining maturities of one to ten years. The Index figures do not reflect any fees or expenses.

U.S. Treasury Index Portfolio
-----------------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------

                                 1994:    -3.41%
                                 1995:    17.83%
                                 1996:     2.57%
                                 1997:     9.64%
                                 1998:     9.89%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:     Q2 '95           +6.20%
Worst Quarter Return:    Q1 '96           -2.37%

*Year to date total return for the nine months ended September 30, 1999: ____%.

     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------


                                                                                     Since
                                                1 Year             5 Year            Inception
                                                ------             ------            ---------
Class A (Inception 1/11/93)                       9.89%              7.06%             7.62%
Lehman Brothers Treasury Bond Index**            10.04%              7.21%             7.80%
--------------------------------------------------------------------------------------------------------
Class D (Inception 11/16/94)                      9.46%              N/A               9.40%
Lehman Brothers Treasury Bond Index**            10.04%              N/A              10.05%
--------------------------------------------------------------------------------------------------------

** The Lehman Brothers Treasury Bond Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years. The Index figures do not reflect any fees or expenses.

Bond Portfolio
--------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------

                                 1994:   -3.84%
                                 1995:   22.70%
                                 1996:    3.39%
                                 1997:   10.00%
                                 1998:    9.29%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:     Q2 '95          +7.66%
Worst Quarter Return:    Q1 '96          -2.00%

*Year to date total return for the nine months ended September 30, 1999: ____%.


     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------


                                                                            Since
                                                1 Year       5 Year         Inception
                                                ------       ------         ---------
Class A (Inception 1/11/93)                       9.29%        7.96%          8.53%
Lehman Brothers Government/
Corporate Bond Index**                            9.46%        7.80%          7.94%
-------------------------------------------------------------------------------------------------------
Class C (Inception 7/3/95)                        9.03%        N/A            8.52%
Lehman Brothers Government/
Corporate Bond Index**                            9.46%        N/A            8.18%
-------------------------------------------------------------------------------------------------------
Class D (Inception 9/14/94)                       8.88%        N/A            9.86%
Lehman Brothers Government/
Corporate Bond Index**                            9.46%        N/A            9.34%
-------------------------------------------------------------------------------------------------------


** The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with not less than one year to maturity. The Index figures do not reflect any fees or expenses.

International Bond Portfolio
----------------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------

                                 1995:   20.58%
                                 1996:    7.18%
                                 1997:   -3.42%
                                 1998:   15.45%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:     Q1 '95          +10.89%
Worst Quarter Return:    Q1 '97           -5.89%

*Year to date total return for the nine months ended September 30, 1999: ____%.

     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------


                                                                             Since
                                                1 Year       5 Year          Inception
                                                ------       ------          ---------
Class A (Inception 3/28/94)                       15.45%       N/A             8.79%
J.P. Morgan Non-U.S. Government
Bond Index**                                      18.28%       N/A             9.27%
-------------------------------------------------------------------------------------------------
Class D (Inception 11/20/95)                      15.36%       N/A             6.05%
J.P. Morgan Non-U.S. Government
Bond Index**                                      18.28%       N/A             6.08%
-------------------------------------------------------------------------------------------------


** The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged index of prices of non-U.S. government bonds with maturities of one to thirty years. The Index figures do not reflect any fees or expenses.

Balanced Portfolio
------------------
                                 [Bar Chart]
                     Calendar Year Total Return (Class A)*
                     ------------------------------------
                                 1994:   -6.01%
                                 1995:   20.59%
                                 1996:   11.23%
                                 1997:   20.21%
                                 1998:   22.37%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:     Q4 '98         +13.42%
Worst Quarter Return:    Q3 '98          -4.69%

*Year to date total return for the nine months ended September 30, 1999: ____%.

     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------


                                                                                   Since
                                                1 Year            5 Year           Inception
                                                -------           ------           ---------
Class A (Inception 7/1/93)                       22.37%            13.15%           12.90%
Lehman Bros. Intermediate
Government/Corporate Bond Index**                 8.42%             6.59%            6.43%
S&P 500 Index***                                 28.61%            24.09%           22.72%
-----------------------------------------------------------------------------------------------------------
Class C (Inception 12/29/95)                     22.07%            N/A              17.49%
Lehman Bros. Intermediate
Government/Corporate Bond Index**                 8.42%            N/A               7.13%
S&P 500 Index***                                 28.61%            N/A              28.22%
-----------------------------------------------------------------------------------------------------------
Class D (Inception 2/20/96)                      21.88%            N/A              17.53%
Lehman Bros. Intermediate
Government/Corporate Bond Index**                 8.42%            N/A               7.03%
S&P 500 Index***                                 28.61%            N/A              27.88%
-----------------------------------------------------------------------------------------------------------

** The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with remaining maturities of one to ten years. The Index figures do not reflect any fees or expenses.

*** The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Equity Index Portfolio
----------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------

                                 1994:    1.15%
                                 1995:   37.18%
                                 1996:   22.65%
                                 1997:   32.74%
                                 1998:   28.31%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:     Q4 '98         +21.22%
Worst Quarter Return:    Q3 '98          -9.98%

*Year to date total return for the nine months ended September 30, 1999: ____%.


     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------


                                                                               Since
                                                1 Year         5 Year          Inception
                                                ------         ------          ---------
Class A (Inception 1/11/93)                      28.31%         23.72%          21.67%
S&P 500 Index**                                  28.61%         24.09%          22.04%
-----------------------------------------------------------------------------------------------------
Class C (Inception 9/28/95)                      28.00%         N/A             27.30%
S&P 500 Index**                                  28.61%         N/A             28.05%
-----------------------------------------------------------------------------------------------------
Class D (Inception 9/14/94)                      27.79%         N/A             26.97%
S&P 500 Index**                                  28.61%         N/A             27.78%
-----------------------------------------------------------------------------------------------------

** The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Diversified Growth Portfolio
----------------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------

                                 1994:    -9.37%
                                 1995:    24.54%
                                 1996:    17.46%
                                 1997:    31.36%
                                 1998:    34.96%

Best and Worst
Quarterly
Performance  (for the periods ended December 31, 1998):

Best Quarter Return:     Q4 '98          +24.51%
Worst Quarter Return:    Q3 '98           -9.77%

*  Year to date total return for the nine months ended September 30, 1999:
____%.

     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------

                                                                                        Since
                                              1 Year                5 Year              Inception
                                              ------                ------              ---------
Class A (Inception 1/11/93)                   34.96%                18.64%              17.40%
S&P 500 Index**                               28.61%                24.09%              22.04%
------------------------------------------------------------------------------------------------------
Class D (Inception 9/14/94)                   34.44%                N/A                 23.07%
S&P 500 Index**                               28.61%                N/A                 27.87%
------------------------------------------------------------------------------------------------------

** The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Focused Growth Portfolio
------------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------

                                 1994:   -6.62%
                                 1995:   23.67%
                                 1996:   14.26%
                                 1997:   33.68%
                                 1998:   36.50%
Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:     Q4 '98          +27.64%
Worst Quarter Return:    Q3 '98          -11.03%

*  Year to date total return for the nine months ended September 30, 1999:
____%.

     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------

                                                                                 Since
                                                1 Year            5 Year         Inception
                                                ------            ------         ---------
Class A (Inception 7/1/93)                      36.50%            19.21%         18.88%
S&P 500 Index**                                 28.61%            24.09%         22.72%
----------------------------------------------------------------------------------------------------------
Class C (Inception 6/14/96)                     36.18%            N/A            27.96%
S&P 500 Index**                                 28.61%            N/A            29.41%
----------------------------------------------------------------------------------------------------------
Class D (Inception 12/8/94)                     36.02%            N/A            27.33%
S&P 500 Index**                                 28.61%            N/A            30.59%
----------------------------------------------------------------------------------------------------------

** The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Small Company Index Portfolio
-----------------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------

                                 1994:   -2.28%
                                 1995:   27.68%
                                 1996:   15.85%
                                 1997:   22.16%
                                 1998:   -2.85%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:     Q4 '98          +16.16%
Worst Quarter Return:    Q3 '98          -20.10%

*  Year to date total return for the nine months ended September 30, 1999:
____%. The returns in the bar chart do not reflect the special transaction fee charged on the purchase of shares. If they did reflect such fee, returns would be less than those shown.

     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------

                                                                                 Since
                                                1 Year            5 Year         Inception
                                                ------            ------         ---------
Class A (Inception 1/11/93)                      -3.33%            11.29%         11.23%
Russell 2000 Small Stock Index**                 -2.44%            11.76%         13.01%
-----------------------------------------------------------------------------------------------------
Class D (Inception 12/8/94)                      -4.07%            N/A            16.02%
Russell 2000 Small Stock Index**                 -2.44%            N/A            16.94%

** The Russell 2000 Small Stock Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Index figures do not reflect any fees or expenses.

International Equity Index Portfolio
------------------------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------


                                 1998:   18.94%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:     Q4 '98          +19.82%
Worst Quarter Return:    Q3 '98          -14.10%

*   Year to date total return for the nine months ended September 30, 1999:
____%. The return in the bar chart does not reflect the special transaction fee charged on the purchase of shares. If it did reflect such fee, the return would be less than that shown.

     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------

                                                                                   Since
                                                1 Year            5 Year           Inception
                                                ------            ------           ---------
Class A (Inception 4/1/97)                       18.94%            N/A              14.35%
MSCI EAFE Index**                                20.00%            N/A              14.30%
-------------------------------------------------------------------------------------------------------

** The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East. The Index figures do not reflect any fees or expenses.

International Growth Portfolio
------------------------------

                                  [Bar Chart]

                     Calendar Year Total Return (Class A)*
                     ------------------------------------

                                 1995:   2.53%
                                 1996:   5.13%
                                 1997:   6.46%
                                 1998:   24.52%

Best and Worst
Quarterly
Performance (for the periods ended December 31, 1998):

Best Quarter Return:     Q4 '98          +18.99%
Worst Quarter Return:    Q3 '98          -13.76%

* Year to date total return for the nine months ended September 30, 1999: ____%.

     Average Annual Total Return (for the periods ended December 31, 1998)
     ---------------------------

                                                                                   Since
                                                1 Year           5 Year            Inception
                                                ------           ------            ---------
Class A (Inception 3/28/94)                      24.52%           N/A               7.94%
MSCI EAFE Index**                                20.00%           N/A               8.55%
---------------------------------------------------------------------------------------------------------
Class D (Inception 11/16/94)                     23.95%           N/A               7.55%
MSCI EAFE Index**                                20.00%           N/A               8.94%
---------------------------------------------------------------------------------------------------------

** The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East. The Index figures do not reflect any fees or expenses.

Portfolio Fees and Expenses
---------------------------

This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder servicing and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page __.)

As indicated below, the Small Company Index and International Equity Index Portfolios charge an additional transaction fee on the purchase of shares.

                                      U.S. Government Securities  Short-Intermediate Bond     Intermediate Bond
                                      --------------------------  -----------------------  -----------------------
                                      Class A  Class C   Class D   Class A Class C Class D Class A Class C Class D
                                      -------  -------  --------  ------- ------- -------  ------- ------- -------
Shareholder Fees (fees paid directly
 from your investment) Sales Charge
 (Load) Imposed on Purchases.........   None    None     None       None     None    None    None    None    None
 Additional Transaction Fee (as a
  percentage of amount invested).....   None    None     None       None     None    None    None    None    None
 Deferred Sales Charge (Load)........   None    None     None       None     None    None    None    None    None
 Sales Charge (Load) Imposed on
  Reinvested Distributions...........   None    None     None       None     None    None    None    None    None
 Redemption Fees.....................   None    None     None       None     None    None    None    None    None
 Exchange Fees.......................   None    None     None       None     None    None    None    None    None

Annual Portfolio Operating Expenses
 (expenses that are deducted
 from Portfolio assets)
 Management Fees/1/..................    .60%   0.60%    0.60%      0.60%    0.60%   0.60%   0.60%   0.60%   0.60%
 Distribution (12b-1) Fees...........   None    None     None       None     None    None    None    None    None
 Other Expenses
   Servicing Fees....................   None    0.15%    0.25%      None     0.15%   0.25%   None    0.15%   0.25%
 Transfer Agency Fees................   0.01%   0.10%    0.15%      0.01%    0.10%   0.15%   0.01%   0.10%   0.15%
   Other Operating Expenses/2/.......   0.25%   0.25%    0.25%      0.15%    0.15%   0.15%   0.48%   0.48%   0.48%
                                        ----    ----     ----       ----     ----    ----    ----    ----    ----

   Total Other Operating Expenses....   0.26%   0.50%    0.65%      0.16%    0.40%   0.55%   0.49%   0.73%   0.88%
                                        ----    ----     ----       ----     ----    ----    ----    ----    ----
 Total Annual Portfolio Operating
  Expenses/3/........................   0.86%   1.10%    1.25%      0.76%    1.00%   1.15%   1.09%   1.33%   1.48%
                                        ====    ====     ====       ====     ====    ====    ====    ====    ====


                                                        U.S. Treasury Index
                                                     -------------------------
                                                     Class A  Class C  Class D
                                                     -------  -------  -------
Shareholder Fees (fees paid directly
 from your investment) Sales Charge
  (Load) Imposed on Purchases........                 None     None      None
 Additional Transaction Fee (as a
  percentage of amount invested).....                 None     None      None
 Deferred Sales Charge (Load)........                 None     None      None
 Sales Charge (Load) Imposed on
  Reinvested Distributions...........                 None      None     None
 Redemption Fees.....................                 None      None     None
 Exchange Fees.......................                 None      None     None

Annual Portfolio Operating Expenses
 (expenses that are deducted
 from Portfolio assets)
 Management Fees/1/..................                 0.40%     0.40%    0.40%
 Distribution (12b-1) Fees...........                 None      None     None
 Other Expenses
   Servicing Fees....................                 None      0.15%    0.25%
 Transfer Agency Fees................                 0.01%     0.10%    0.15%
   Other Operating Expenses/2/.......                 0.36%     0.36%    0.36%
                                                      ----      ----     ----

   Total Other Operating Expenses....                 0.37%     0.61%    0.76%
                                                      ----      ----     ----

 Total Annual Portfolio Operating
  Expenses/3/........................                 0.77%     1.01%    1.16%
                                                      ====      ====     ====


                                                   Bond                International Bond            Balanced
                                         -------------------------   -----------------------  -----------------------
                                         Class A  Class C  Class D   Class A Class C Class D  Class A Class C Class D
                                         ------   -------  -------   ------- ------- -------  ------- ------- -------
Shareholder Fees (fees paid directly
 from your investment) Sales Charge
 (Load) Imposed on Purchases.........     None     None     None      None    None    None      None    None   None
 Additional Transaction Fee (as a
  percentage of amount invested).....     None     None     None      None    None    None      None    None   None
 Deferred Sales Charge (Load)........     None     None     None      None    None    None      None    None   None
 Sales Charge (Load) Imposed on
  Reinvested Distributions...........     None     None     None      None    None    None      None    None   None
 Redemption Fees.....................     None     None     None      None    None    None      None    None   None
 Exchange Fees.......................     None     None     None      None    None    None      None    None   None
Annual Portfolio Operating Expenses
  (expenses that are deducted
  from Portfolio assets)
 Management Fees/1/..................     0.60%    0.60%    0.60%     0.90%   0.90%   0.90%     0.80%   0.80%  0.80%
 Distribution (12b-1) Fees...........     None     None     None      None    None    None      None    None   None
 Other Expenses
   Servicing Fees....................     None     0.15%    0.25%     None    0.15%   0.25%     None    0.15%  0.25%
   Transfer Agency Fees..............     0.01%    0.10%    0.15%     0.01%   0.10%   0.15%     0.01%   0.10%  0.15%
   Other Operating Expenses/2/.......     0.14%    0.14%    0.14%     0.61%   0.61%   0.61%     0.23%   0.23%  0.23%
                                          ----     ----     ----      ----    ----    ----      ----    ----   ----

   Total Other Operating Expenses....     0.15%    0.39%    0.54%     0.62%   0.86%   1.01%     0.24%   0.48%  0.63%
                                          ----     ----     ----      ----    ----    ----      ----    ----   ----

                                                       Equity Index
                                               -------------------------
                                               Class A  Class C  Class D
                                               -------  -------  -------
Shareholder Fees (fees paid directly
 from your investment) Sales Charge
 (Load) Imposed on Purchases.........           None      None     None
 Additional Transaction Fee (as a
  percentage of amount invested).....           None      None     None
 Deferred Sales Charge (Load)........           None      None     None
 Sales Charge (Load) Imposed on
  Reinvested Distributions...........           None      None     None
 Redemption Fees.....................           None      None     None
 Exchange Fees.......................           None      None     None
Annual Portfolio Operating Expenses
  (expenses that are deducted
  from Portfolio assets)
 Management Fees/1/..................           0.30%     0.30%    0.30%
 Distribution (12b-1) Fees...........           None      None     None
 Other Expenses
   Servicing Fees....................           None      0.15%    0.25%
   Transfer Agency Fees..............           0.01%     0.10%    0.15%
   Other Operating Expenses/2/.......           0.15%     0.15%    0.15%
                                                ----      ----     ----

   Total Other Operating Expenses....           0.16%     0.40%    0.55%
                                                ----      ----     ----

                                                   Bond                International Bond            Balanced
                                         -------------------------   -----------------------  -----------------------
                                         Class A  Class C  Class D   Class A Class C Class D  Class A Class C Class D
                                         ------   -------  -------   ------- ------- -------  ------- ------- -------
   Total Annual Portfolio Operating
    Expenses/3/......................     0.75%    0.99%    1.14%     1.52%   1.76%   1.91%    1.04%   1.28%   1.43%
                                          ====     ====     ====      ====    ====    ====     ====    ====    ====

                                                Equity Index
                                         -------------------------
                                         Class A  Class C  Class D
                                         -------  -------  -------
   Total Annual Portfolio Operating
    Expenses/3/......................     0.46%    0.70%    0.85%
                                          ====     ====     ====

                                                                                   Diversified Growth         Focused Growth
                                                                                -----------------------   -----------------------
                                                                                Class A Class C Class D   Class A Class C Class D
                                                                                ------- ------- -------   ------- ------- -------
                                                                                 Shares  Shares  Shares    Shares  Shares  Shares
                                                                                 ------  ------  ------    ------  ------  ------
Shareholder Fees (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases..................................       None    None    None      None    None    None
  Additional Transaction Fee (as a percentage of amount invested)...........       None    None    None      None    None    None
  Deferred Sales Charge (Load)..............................................       None    None    None      None    None    None
  Sales Charge (Load) Imposed on Reinvested
   Distributions............................................................       None    None    None      None    None    None
  Redemption Fees...........................................................       None    None    None      None    None    None
  Exchange Fees.............................................................       None    None    None      None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
   Management Fees/1/.......................................................       0.80%   0.80%   0.80%     1.10%   1.10%   1.10%
   Distribution (12b-1) Fees................................................       None    None    None      None    None    None
   Other Expenses
     Servicing Fees.........................................................       None    0.15%   0.25%     None    0.15%   0.25%
     Transfer Agency Fees...................................................       0.01%   0.10%   0.15%     0.01%   0.10%   0.15%
     Other Operating Expenses/2/............................................       0.15%   0.15%   0.15%     0.18%   0.18%   0.18%
                                                                                   ----    ----    ----      ----    ----    ----

   Total Other Operating Expenses...........................................       0.16%   0.40%   0.55%     0.19%   0.43%   0.58%
                                                                                   ----    ----    ----      ----    ----    ----

  Total Annual Portfolio Operating Expenses/3/..............................       0.96%   1.20%   1.35%     1.29%   1.53%   1.68%
                                                                                   ====    ====    ====      ====    ====    ====

                                                                                      MarketPower              Mid Cap Growth
                                                                                -----------------------   -----------------------
                                                                                Class A Class C Class D   Class A Class C Class D
                                                                                ------- ------- -------   ------- ------- -------
                                                                                 Shares  Shares  Shares    Shares  Shares  Shares
                                                                                 ------  ------  ------    ------  ------  ------
Shareholder Fees (fees paid directly from your investment)
 Sales Charge (Load) Imposed on Purchases..................................        None    None    None      None    None    None
 Additional Transaction Fee (as a percentage of amount invested)...........        0.50%   0.50%   0.50%     None    None    None
 Deferred Sales Charge (Load)..............................................        None    None    None      None    None    None
 Sales Charge (Load) Imposed on Reinvested
  Distributions............................................................        None    None    None      None    None    None
 Redemption Fees...........................................................        None    None    None      None    None    None
 Exchange Fees.............................................................        None    None    None      None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
  Management Fees/1/.......................................................         1.10%   1.10%   1.10%     1.10%   1.10%   1.10%
  Distribution (12b-1) Fees................................................         None    None    None      None    None    None
  Other Expenses
    Servicing Fees.........................................................        None    0.15%   0.25%     None    0.15%   0.25%
    Transfer Agency Fees...................................................        0.01%   0.10%   0.15%     0.01%   0.10%   0.15%
    Other Operating Expenses/2/............................................        0.57%   0.57%   0.57%     0.57%   0.57%   0.57%
                                                                                   ----    ----    ----      ----    ----    ----

  Total Other Operating Expenses...........................................        0.60%   0.84%   0.97%     0.60%   0.84%   0.97%

 Total Annual Portfolio Operating Expenses/3/..............................        1.68%   1.92%   2.07%     1.68%   1.92%   2.07%
                                                                                   ====    ====    ====      ====    ====    ====

                                                                                 Small Company Index      Small Company Growth
                                                                               -----------------------   -----------------------
                                                                               Class A Class C Class D   Class A Class C Class D
                                                                               ------- ------- -------   ------- ------- -------
                                                                                Shares  Shares  Shares    Shares  Shares  Shares
                                                                                ------  ------  ------    ------  ------  ------
Shareholder Fees (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases.................................       None    None    None      None    None    None
  Additional Transaction Fee (as a percentage of amount invested)..........       0.50%   0.50%   0.50%     None    None    None
  Deferred Sales Charge (Load).............................................       None    None    None      None    None    None
  Sales Charge (Load) Imposed on Reinvested                                       None    None    None      None    None    None
   Distributions...........................................................       None    None    None      None    None    None
  Redemption Fees..........................................................       None    None    None      None    None    None
  Exchange Fees............................................................       None    None    None      None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
   Management Fees/1/......................................................       0.40%   0.40%   0.40%     1.10%   1.10%   1.10%
   Distribution (12b-1) Fees...............................................       None    None    None      None    None    None
   Other Expenses
     Servicing Fees........................................................       None    0.15%   0.25%     None    0.15%   0.25%
     Transfer Agency Fees..................................................       0.01%   0.10%   0.15%     0.01%   0.10%   0.15%
     Other Operating Expenses/2/...........................................       0.33%   0.33%   0.33%     0.18%   0.18%   0.18%
                                                                                  ----    ----    ----      ----    ----    ----

   Total Other Operating Expenses..........................................       0.34%   0.58%   0.73%     0.19%   0.43%   0.58%
                                                                                  ----    ----    ----      ----    ----    ----

  Total Annual Portfolio Operating Expenses/3/.............................       0.74%   0.98%   1.13%     1.29%   1.53%   1.68%
                                                                                  ====    ====    ====      ====    ====    ====

                                                                             International Equity Index   International Growth
                                                                             --------------------------  -----------------------
                                                                               Class A Class C  Class D  Class A Class C Class D
                                                                               ------- -------  -------  ------- ------- -------
                                                                                Shares  Shares   Shares   Shares  Shares  Shares
                                                                                ------  ------   ------   ------  ------  ------
Shareholder Fees (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases.................................       None    None     None     None    None    None
  Additional Transaction Fee (as a percentage of amount invested)..........       1.00%   1.00%    1.00%    None    None    None
  Deferred Sales Charge (Load).............................................       None    None     None     None    None    None
  Sales Charge (Load) Imposed on Reinvested
   Distributions...........................................................       None    None     None     None    None    None
  Redemption Fees..........................................................       None    None     None     None    None    None
  Exchange Fees............................................................       None    None     None     None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
  Management Fees/1/.......................................................      0.50%   0.50%    0.50%    1.00%   1.00%   1.00%
  Distribution (12b-1) Fees................................................      None    None     None     None    None    None
  Other Expenses
   Servicing Fees..........................................................       None    0.15%    0.25%    None    0.15%   0.25%
   Transfer Agency Fees....................................................       0.01%   0.10%    0.15%    0.01%   0.10%   0.15%
   Other Operating Expenses/2/.............................................       0.49%   0.49%    0.49%    0.30%   0.30%   0.30%
                                                                                  ----    ----     ----     ----    ----    ----

   Total Other Operating Expenses..........................................       0.50%   0.74%    0.89%    0.31%   0.55%   0.70%
                                                                                  ----    ----     ----     ----    ----    ----

  Total Annual Portfolio Operating Expenses/3/.............................       1.00%   1.24%    1.39%    1.31%   1.55%   1.70%
                                                                                  ====    ====     ====     ====    ====    ====

_____________________

1 For the fiscal year ended November 30, 1998, The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. (collectively, the "Investment Advisers") voluntarily waived a portion of their management fees. As a result of the fee waiver, actual management fees paid by the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios were 0.25%, 0.25%, 0.25%, 0.15%, 0.25%, 0.70%, 0.50%, 0.10%, 0.55%, 0.80%, 0.20%, 0.25% and 0.80%,
     respectively, of the Portfolios' average daily net assets. As of the date of this Prospectus, The Northern Trust Company intends to waive voluntarily a portion of its management fee for the MarketPower, Mid Cap Growth and Small Company Growth Portfolios so that the actual management fees paid by these Portfolios will be 0.80%, 0.80% and 0.80% respectively, for the current fiscal year. Fee waivers may be terminated at any time at the option of the Investment Advisers.

2 "Other Operating Expenses" include administration or co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. For the fiscal year ended November 30, 1998, Goldman, Sachs & Co. ("Goldman Sachs") was entitled to an administration fee at an annual rate of 0.15% of the average daily net assets of each of the International Equity Index, International Growth and International Bond Portfolios, and 0.10% of the average daily net assets of each other Portfolio that had commenced operations. During the same period, Goldman Sachs reimbursed expenses (including administration fees, but excluding management and transfer agency fees, servicing fees and certain extraordinary expenses) which exceeded on an annualized basis 0.25% of the International Equity Index, International Growth and International Bond Portfolios' average daily net assets, and 0.10% of each other Portfolio's average daily net assets. As a result of the expense reimbursement, actual other operating expenses paid by the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios were 0.10%, 0.10%, 0.10%, 0.10%, 0.10%, 0.25%, 0.10%, 0.10%, 0.10%, 0.11%, 0.10%, 0.29%
     and 0.25%, respectively, of the Portfolios' average daily net assets. On May 1, 1999, The Northern Trust Company ("Northern") and First Data Investor Services Group, Inc. ("Investor Services Group") replaced Goldman Sachs as the Portfolios' co-administrators, and are entitled to a co-administration fee from the Portfolios at the annual rates set forth above. Under their Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the co-administrators have agreed indefinitely to reimburse expenses (including fees payable to Northern and Investor Services Group as co-administrators, but excluding management fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.25% of the International Equity Index, International Growth and International Bond Portfolios' average daily net assets, and 0.10% of each other Portfolio's average daily net assets.

3 Set forth below are the management fees, distribution (12b-1) fees, other expenses and total annual operating expenses actually paid (for share classes that were outstanding) or which would have been paid (for share classes that were not outstanding) during the fiscal year ended November 30, 1998 as a result of fee waivers and expense reimbursements.




                                                                                             Total Annual
                                     Management         Distribution                          Operating
    Portfolio                          Fees             (12b-1) Fees      Other Expenses       Expenses
---------------------------------------------------------------------------------------------------------
U.S. Government Securities
     Class A                           0.25%               0.00%               0.11%              0.36%
     Class C                           0.25%               0.00%               0.35%              0.60%
     Class D                           0.25%               0.00%               0.50%              0.75%
Short-Intermediate Bond
     Class A                           0.25%               0.00%               0.11%              0.36%
     Class C                           0.25%               0.00%               0.35%              0.60%
     Class D                           0.25%               0.00%               0.50%              0.75%
Intermediate Bond
     Class A                           0.25%               0.00%               0.11%              0.36%
     Class C                           0.25%               0.00%               0.35%              0.60%
     Class D                           0.25%               0.00%               0.50%              0.75%
U.S. Treasury Index
     Class A                           0.15%               0.00%               0.11%              0.26%
     Class C                           0.15%               0.00%               0.35%              0.50%
     Class D                           0.15%               0.00%               0.50%              0.65%
Bond
     Class A                           0.25%               0.00%               0.11%              0.36%
     Class C                           0.25%               0.00%               0.35%              0.60%
     Class D                           0.25%               0.00%               0.50%              0.75%
International Bond
     Class A                           0.70%               0.00%               0.26%              0.96%
     Class C                           0.70%               0.00%               0.50%              1.20%
     Class D                           0.70%               0.00%               0.65%              1.35%
Balanced
     Class A                           0.50%               0.00%               0.11%              0.61%
     Class C                           0.50%               0.00%               0.35%              0.85%
     Class D                           0.50%               0.00%               0.50%              1.00%
Equity Index
     Class A                           0.10%               0.00%               0.11%              0.21%
     Class C                           0.10%               0.00%               0.35%              0.45%
     Class D                           0.10%               0.00%               0.50%              0.60%
Diversified Growth
     Class A                           0.55%               0.00%               0.11%              0.66%
     Class C                           0.55%               0.00%               0.35%              0.90%
     Class D                           0.55%               0.00%               0.50%              1.05%
Focused Growth
     Class A                           0.80%               0.00%               0.12%              0.92%
     Class C                           0.80%               0.00%               0.36%              1.16%
     Class D                           0.80%               0.00%               0.51%              1.31%
Small Company Index
     Class A                           0.20%               0.00%               0.11%              0.31%
     Class C                           0.20%               0.00%               0.35%              0.55%
     Class D                           0.20%               0.00%               0.50%              0.70%
International Equity Index
     Class A                           0.25%               0.00%               0.30%              0.55%
     Class C                           0.25%               0.00%               0.54%              0.79%
     Class D                           0.25%               0.00%               0.69%              0.94%
International Growth
     Class A                           0.80%               0.00%               0.26%              1.06%
     Class C                           0.80%               0.00%               0.50%              1.30%
     Class D                           0.80%               0.00%               0.65%              1.45%


Set forth below are the estimated actual management fees, distribution (12b-1) fees, other expenses and total annual operating expenses for the MarketPower, Mid Cap Growth and Small Company Growth Portfolios for the current fiscal year as a result of fee waivers and expense reimbursements.



                                                                                             Total Annual
                                     Management         Distribution                          Operating
    Portfolio                          Fees             (12b-1) Fees      Other Expenses       Expenses
---------------------------------------------------------------------------------------------------------------
MarketPower
     Class A                           0.80%               0.00                0.12%              0.92%
     Class C                           0.80%               0.00                0.36%              1.16%
     Class D                           0.80%               0.00                0.51%              1.31%
Mid Cap Growth
     Class A                           0.80%               0.00                0.12%              0.92%
     Class C                           0.80%               0.00                0.36%              1.16%
     Class D                           0.80%               0.00                0.51%              1.31%
Small Company Growth
     Class A                           0.80%               0.00                0.11%              0.91%
     Class C                           0.80%               0.00                0.35%              1.15%
     Class D                           0.80%               0.00                0.50%              1.30%





Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of the Investment Advisers. If this occurs, the Portfolios' total annual operating expenses may increase without shareholder approval.

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio                                    1 Year  3 Years  5 Years  10 Years
---------                                    ------  -------  -------  --------

U.S. Government Securities
     Class A Shares........................    $ 88     $274   $  477    $1,061
     Class C Shares........................    $112     $350   $  606    $1,340
     Class D Shares........................    $127     $397   $  686    $1,511

Short-Intermediate Bond
     Class A Shares........................    $ 78     $243   $  422    $  942
     Class C Shares........................    $102     $318   $  552    $1,225
     Class D Shares........................    $117     $365   $  633    $1,398

Intermediate Bond
     Class A Shares........................    $111     $347   $  601    $1,329
     Class C Shares........................    $135     $421   $  729    $1,601
     Class D Shares........................    $151     $468   $  808    $1,768

U.S. Treasury Index
     Class A Shares........................    $ 79     $246   $  428    $  954
     Class C Shares........................    $103     $322   $  558    $1,236
     Class D Shares........................    $118     $368   $  638    $1,409

Bond
     Class A Shares........................    $ 77     $240   $  417    $  930
     Class C Shares........................    $101     $315   $  547    $1,213
     Class D Shares........................    $116     $362   $  628    $1,386

International Bond
     Class A Shares........................    $155     $480   $  829    $1,813
     Class C Shares........................    $179     $554   $  954    $2,073
     Class D Shares........................    $194     $600   $ 1032    $2,233

Balanced
     Class A Shares........................    $106     $331   $  574    $1,271
     Class C Shares........................    $130     $406   $  702    $1,545
     Class D Shares........................    $146     $452   $  782    $1,713

Equity Index
     Class A Shares........................    $ 47     $148   $  258    $  579
     Class C Shares........................    $ 72     $224   $  390    $  871
     Class D Shares........................    $ 87     $271   $  471    $1,049

Diversified Growth
     Class A Shares........................    $ 98     $306   $  531    $1,178
     Class C Shares........................    $122     $381   $  660    $1,455
     Class D Shares........................    $137     $428   $  739    $1,624

Focused Growth
     Class A Shares........................    $131     $409   $  708    $1,556
     Class C Shares........................    $156     $483   $  834    $1,824
     Class D Shares........................    $171     $530   $  913    $1,987

MarketPower
     Class A Shares........................    $171     $530   $  913    $1,987
     Class C Shares........................    $195     $603   $1,037    $2,243
     Class D Shares........................    $210     $649   $1,114    $2,400

MidCap Growth
     Class A Shares........................    $171     $530   $  913    $1,987
     Class C Shares........................    $195     $603   $1,037    $2,243
     Class D Shares........................    $210     $649   $1,114    $2,400

Small Company Index
     Class A Shares........................    $ 76     $237   $  411    $  918
     Class C Shares........................    $100     $312   $  542    $1,201
     Class D Shares........................    $115     $359   $  622    $1,375

Small Company Growth
     Class A Shares........................    $131     $409   $  708    $1,556
     Class C Shares........................    $156     $483   $  834    $1,824
     Class D Shares........................    $171     $530   $  913    $1,987

International Equity Index
     Class A Shares........................    $102     $318   $  552    $1,225
     Class C Shares........................    $126     $393   $  681    $1,500
     Class D Shares........................    $142     $440   $  761    $1,669

International Growth
     Class A Shares........................    $133     $415   $  718    $1,579
     Class C Shares........................    $158     $490   $  845    $1,845
     Class D Shares........................    $173     $536   $  923    $2,009

Investment Advisers
-------------------

The Northern Trust Company ("Northern"), an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for all Portfolios except the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios. Northern Trust Quantitative Advisors, Inc. ("NTQA"), an Illinois state-chartered trust company, serves as investment adviser for the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios.

Northern and NTQA are referred to as the "Investment Advisers." The Investment Advisers are located at 50 S. LaSalle Street, Chicago, IL 60675 and are wholly-owned subsidiaries of Northern Trust Corporation, a bank holding company. As of September 30, 1999, Northern Trust Corporation and its subsidiaries had approximately $__ billion in assets, $__ billion in deposits and employed over ____ persons.

Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $___ trillion of assets as of September 30, 1999, including approximately $____ billion of assets for which Northern and its affiliates had investment management responsibility.

Under its Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios for which it serves as adviser and for placing purchase and sale orders for portfolio securities.

Prior to April 1, 1998, Northern served as investment adviser to the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios pursuant to advisory agreements substantially identical to those currently in effect for such Portfolios.

Advisory Fees
-------------

As compensation for its advisory services and its assumption of related expenses, each Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 1998.

                                                                           Advisory Fee
                                                                           ------------
                                                                                Paid
                                                                                ----
                                                         Contractual       for Fiscal Year
              Portfolio                                  -----------       ---------------
              ---------                                     Rate           Ended 11/30/98
                                                            ----           --------------
  U.S. Government Securities.................              0.60%                0.25%
  Short-Intermediate Bond....................              0.60%                0.25%
  Intermediate Bond..........................              0.60%                0.25%
  U.S. Treasury Index........................              0.40%                0.15%
  Bond.......................................              0.60%                0.25%
  International Bond.........................              0.90%                0.70%
  Balanced...................................              0.80%                0.50%
  Equity Index...............................              0.30%                0.10%
  Diversified Growth.........................              0.80%                0.55%
  Focused Growth.............................              1.10%                0.80%
  MarketPower................................              1.10%                 N/A
  Mid Cap Growth.............................              1.10%                 N/A
  Small Company Index........................              0.40%                0.20%
  Small Company Growth.......................              1.10%                 N/A
  International Equity Index.................              0.50%                0.25%
  International Growth.......................              1.00%                0.80%

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they would have been entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.

Portfolio Management
--------------------

The Investment Advisers employ a team approach to the investment management of the Portfolios, relying upon investment professionals under the leadership of James M. Snyder, Chief Investment Officer and Executive Vice President of Northern and Chairman and Chief Executive Officer of NTQA. Below is information regarding the management of the actively managed Portfolios.

Mark J. Wirth, Senior Vice President of Northern, is the management team leader for the Bond Portfolio and the Short-Intermediate Bond Portfolio and has had such responsibility for these Portfolios since 1993. Mr. Wirth joined Northern in 1986 and during the past five years has managed various fixed income portfolios.

Steven M. Schafer and Guy Williams, Vice Presidents of Northern Trust, are the management team leaders for the International Bond Portfolio. Mr. Schafer has had such responsibility since July 1998. Mr. Williams has had such responsibility for the Fund since September 1999. Mr. Schafer joined Northern in 1988 and during the past five years has managed various fixed income portfolios and served as credit analyst following both industrial and utility companies. Mr. Williams joined Northern Trust in 1999. From 1992 to 1999, he was a global fixed income manager for Paribas Asset Management.

The management team leader for the International Growth Portfolio is Robert A. LaFleur, Senior Vice President of Northern. Mr. LaFleur has had such responsibility since 1994. Mr. LaFleur joined Northern in 1982 and during the past five years has managed various international equity portfolios.

The management team leaders for the U.S. Government Securities Portfolio are Mark J. Wirth and Peter T. Marchese, Second Vice President of Northern. Mr. Wirth has had such responsibility since 1988. Mr. Marchese has had such responsibility since July 1999. Mr. Marchese joined Northern in 1990 and during the past five years has managed various money market and fixed income portfolios.

The management team leaders for the Intermediate Bond Portfolio are Mark J. Wirth and Steven M. Schafer. Mr. Wirth has had such responsibility since 1988 and Mr. Schafer has had such responsibility since 1997.

The management team leaders for the Diversified Growth Portfolio are Jon D. Brorson, Senior Vice President of Northern, and John J. Zielinski, Vice President of Northern. Mr. Brorson has had such responsibility since 1996. Mr. Zielinski has had such responsibility since 1999. Mr. Brorson joined Northern in 1996. From 1990 to 1996, he was with Hartline Investment Corp., where his primary responsibilities included portfolio management, investment research, sales and trading. Mr. Zielinski joined Northern in 1980 and during the past five years has managed various equity portfolios.

The management team leaders for the Focused Growth Portfolio are Jon D. Brorson and Ken Turek, Vice President of Northern. Mr. Brorson has had such responsibility since 1996. Mr. Turek has had such responsibility since 1999. Mr. Turek joined Northern in 1997. From 1994 to 1997, Mr. Turek was the chief equity officer of National Investment Services.

The management team leaders for the Balanced Portfolio are Monty M. Memler, Vice President of Northern and John J. Zielinski. Mr. Memler has had such responsibility since 1993. Mr. Zielinski has had such responsibility since 1999. Mr. Memler joined Northern in 1986 and during the past five years has managed various fixed income portfolios.

The management team leader for the Small Company Growth Portfolio is David H. Burshtan, Vice President of Northern. Mr. Burshtan has had such responsibility since the Portfolio commenced operations in [October 1999]. Mr. Burshtan joined Northern in 1999. From 1995 to 1999, Mr. Burshtan was a portfolio manager for various small cap mutual funds with Scudder Kemper Investments, Inc. From 1993 to 1995, Mr. Burshtan held a variety of analyst and portfolio management positions with Northern.

The management team for the Market Power Portfolio will be R. Randall Canent and Robert G. Mitchell, Vice Presidents of Northern, after it commences operations. Mr. Canent joined Northern in 1992 and during the past five years has managed various equity portfolios. Mr. Mitchell joined Northern Trust in 1988 and during the past five years has managed investment portfolios for institutional clients.

The management team leader for the Mid Cap Growth Portfolio will be Ken Turek, Vice President of Northern, after it commences operations.

Other Portfolio Management Information
--------------------------------------

On September 2, 1997, the shareholders of the International Growth Portfolio approved a new investment advisory agreement which would allow this Portfolio to implement a "manager of managers" structure with Northern and one of its affiliates, and would allow the Portfolio's investment advisers to enter into sub-advisory agreements with respect to the Portfolio with other firms in the future without further shareholder approval. Although the Securities and Exchange Commission (the "SEC") has granted an exemptive order permitting the manager of managers structure for the Portfolio, the structure will not be implemented without final authorization by the Board of Trustees. At present, it is uncertain when, or if, this structure will become effective.

Other Portfolio Services
------------------------

Northern also serves as transfer agent ("Transfer Agent") and custodian for each Portfolio. As Transfer Agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it. The fees that Northern receives for its services in these capacities are described on page ___ under "Portfolio Fees and Expenses" and in the Statement of Additional Information. Northern and First Data Investor Services Group, Inc. ("Investor Services Group"), serve as co-administrators for the Portfolios. The fees that Northern and Investor Services Group receive for their co-administrative services are described on page ___ under "Portfolio Fees and Expenses."

                         PURCHASING AND SELLING SHARES
                         -----------------------------

Purchasing Shares
-----------------

Institutional investors, acting on their own behalf or on behalf of their customers, clients, employees, participants and others ("Customers"), may purchase shares of the Portfolios through their institutional accounts at Northern or an affiliate. They may also purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

       . Northern and its affiliates;
       . Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and . Other institutions and organizations.

The Portfolios currently offer a choice of three classes of shares to meet the special needs of institutional investors ("Institutions").

 . Class A Shares are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

 . Class C Shares are designed for Institutions that require the Transfer Agent and a Servicing Agent to provide certain account-related services incident to Customers being the beneficial owners of shares.

 . Class D Shares are designed for Institutions that require the Transfer Agent and a Servicing Agent to provide them and their Customers with certain account-related services and other information.

Different shareholder servicing and transfer agency fees are payable by each class of shares (see "Portfolio Fees and Expenses" on page __). In addition, any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

Opening an Account

You may purchase shares of the Portfolios through your institutional account at Northern (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern, a Northern representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in this Prospectus.

     By Mail.
        . Read this prospectus carefully.
        . Complete and sign the new account application.
        . Include a certified corporate resolution (or other acceptable evidence of authority).
        . Enclose a check or Federal Reserve draft payable to the specific
          Portfolio. If investing in more than one Portfolio, please include a separate check for each.
        . Mail your check, corporate resolution and completed application to:
               Northern Institutional Funds, c/o The Northern Trust Company
               P.O. Box 75943
               Chicago, Illinois 60675-5943

     All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

     By Telephone.
        . Read this prospectus carefully.
        . Call the Transfer Agent at 1-800-637-1380.
        . To open a new account please provide:
          . The name of the Portfolio in which you'd like to invest . The number of shares or dollar amount to be invested
          . The method of payment
        . To add to an existing account, please provide:
          . The Institution's name
          . Your Account Number

     By Wire or Automated Clearing House Transfer ("ACH Transfer").
        . To open a new account:
          . Call the Transfer Agent at 1-800-637-1380 for instructions
        . To add to an existing account:
          . Have your bank wire Federal funds or effect an ACH Transfer to:

                          The Northern Trust Company

                  Chicago, Illinois
                  ABA Routing No. 0710-00152
                  (Reference 10 Digit Portfolio Account No.)
                  (Reference Shareholder's Name)

For more information about the purchase of shares, call the Transfer Agent at 1-800-637-1380.

Selling Shares
--------------

Through an Institutional Account. Institutions may sell (redeem) shares through their institutional account by contacting their Northern account representative.

Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

     By Mail.
        . Send a written request to:
        . Northern Institutional Funds
          c/o The Northern Trust Company
          P.O. Box 75943
          Chicago, Illinois 60675-5943
        . The letter of instruction must include:
          . The signature of a duly authorized person
          . Your account number
          . The name of the Portfolio
          . The number of shares or the dollar amount to be redeemed

     By Telephone.
        . Call the Transfer Agent at 1-800-637-1380 for instructions.
        . During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling
          Shares --By Mail."

     By Wire.
        . Call the Transfer Agent at 1-800-637-1380 for instructions.
        . You must have given prior authorization for expedited wire redemption. . The minimum amount that may be redeemed by this method is $10,000.


Account Policies and Other Information
--------------------------------------

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of outstanding shares of that class. The NAV for each class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

U.S. and foreign securities held by a Portfolio generally are valued at their market prices. Shares of an investment company held by a Portfolio are valued at their net asset value. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Advisers. Short-term obligations held by a Portfolio are valued at their amortized cost which, according to the Investment Advisers, approximates market value.

A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price (plus any additional transaction fee) provided that either:

     . The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day;
     . The order is accepted by an authorized intermediary and payment in Federal or other immediately available funds is made on the next Business Day according to procedures authorized by the Trust; or
     . Payment in Federal or other immediately available funds is received on the next Business Day in an institutional account maintained with Northern or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price (plus any additional transaction fee), provided that payment is made as noted above. If an Institution pays for shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page __.

Additional Transaction Fee. Purchases of, and exchanges for, shares of the Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee. This fee equals 0.50% and 1.00%, respectively, of the dollar amount purchased. It does not apply to reinvested dividends or capital gains distributions.

This transaction fee is not a sales charge. It is paid to the Portfolios and is used to protect existing shareholders by offsetting the transaction costs associated with new purchases of securities by the Portfolios. Because these transaction costs are not paid out of their other assets, the Small Company Index Portfolio and the International Equity Index Portfolio are expected to track their respective indices more closely.

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

 .    Institutions are responsible for transmitting purchase orders to the
     Transfer Agent and delivering required funds on a timely basis.

 .    Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this prospectus. Northern may redeem shares from any account it maintains to protect the Portfolios and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.

 .    The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on a Business Day will be executed on the same day. The redemption or exchange will be effected at that day's closing share price (plus any additional transaction fee, in the case of an exchange). Redemption proceeds will normally be sent or credited on the next Business Day.

Orders received in good order on a non-Business Day or after 3:00 p.m., Chicago time, on a Business Day will be executed the next Business Day, at that day's closing share price (plus any additional transaction fee, in the case of an exchange). The proceeds will normally be sent or credited the second Business Day. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page __.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

 .    The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

 .    If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

 .    Institutions are responsible for transmitting redemption orders to the
     Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

 .    Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

 .    The Trust reserves the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

 .    The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

 .    The Trust reserves the right to change or discontinue any of its redemption procedures.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another Portfolio. The registration of both accounts involved must be identical. A $1,000 minimum investment applies. An exchange is a redemption of shares of one Portfolio and the purchase of shares of another Portfolio. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. A "Business Day" does not include a holiday observed by the Exchange. In 1999 these days are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

Servicing Agents. Certain Institutions may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D shares through agreements with the Trust ("Service Agents"). These agreements are permitted under the Trust's Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D shares.

Administrative support services may include:

     .    processing purchase and redemption requests from investors;

     .    placing net purchase and redemption orders with the Transfer Agent;

     . providing necessary personnel and facilities to establish and maintain investor accounts and records; and

     . providing information periodically to investors showing their positions in Portfolio shares.

Servicing Agents will receive fees from the Portfolios for such services at an annual rate of up to 0.15% and 0.25% of the average daily net asset value of Class C and Class D shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D shares. Please note that Northern and NTQA may also provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of a Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern and NTQA as Investment Advisers (after adjustments). This additional compensation will be paid by Northern, NTQA or their affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares through an Institution should read their account agreements carefully. An Institution's requirements may differ from those listed in this Prospectus. An Institution may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular Institution to maintain a minimum balance with the Institution and the balance falls below this minimum, the Customer may be required to redeem all or a part of his investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation paid by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Portfolio shares. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into servicing agreements.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.


Dividends and Distributions
---------------------------

Dividends and capital gain distributions of each Portfolio are automatically reinvested in additional shares of the same Portfolio without any sales charge or additional purchase price amount.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at their net asset value per share (plus an additional purchase price amount equal to 0.50% and 1.00% of the amount invested in the case of the Small Company Index Portfolio and International Equity Index Portfolio, respectively). If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio, you must notify the Transfer Agent in writing at least two days before the dividend or distribution record date. Dividends and distributions may only be reinvested in a Portfolio in which you maintain an account.

The following table summarizes the general distribution policies for each of the
Portfolios:

-------------------------------------------------------------------------------
                                    Dividends, if any    Capital gains, if any
         Portfolio                  Declared and Paid      Declared and Paid
-------------------------------------------------------------------------------
 U.S. Government Securities              Monthly                Annually
-------------------------------------------------------------------------------
 Short-Intermediate Bond                 Monthly                Annually
-------------------------------------------------------------------------------
 Intermediate Bond                       Monthly                Annually
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  Dividends, if any      Capital gains, if any
         Portfolio                Declared and Paid        Declared and Paid
-------------------------------------------------------------------------------
  U.S. Treasury Index                   Monthly                 Annually
-------------------------------------------------------------------------------
  Bond                                  Monthly                 Annually
-------------------------------------------------------------------------------
  International Bond                    Quarterly               Annually
-------------------------------------------------------------------------------
  Balanced                              Quarterly               Annually
-------------------------------------------------------------------------------
  Equity Index                          Quarterly               Annually
-------------------------------------------------------------------------------
  Diversified Growth                    Annually                Annually
-------------------------------------------------------------------------------
  Focused Growth                        Annually                Annually
-------------------------------------------------------------------------------
  MarketPower                           Annually                Annually
-------------------------------------------------------------------------------
  Mid Cap Growth                        Annually                Annually
-------------------------------------------------------------------------------
  Small Company Index                   Annually                Annually
-------------------------------------------------------------------------------
  Small Company Growth                  Annually                Annually
-------------------------------------------------------------------------------
  International Equity Index            Annually                Annually
-------------------------------------------------------------------------------
  International Growth                  Annually                Annually
-------------------------------------------------------------------------------

A Portfolio with an annual dividend or distribution policy may, in some years, make additional dividends or distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities.

Tax Considerations
------------------

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain. The Portfolios' dividends and distributions will be taxable to you for Federal, state and local income tax purposes, unless you have a tax-advantaged account. Dividends and distributions are taxable whether they are received in cash or reinvested in Portfolio shares. In general, distributions attributable to interest, dividend, certain foreign exchange gain and short-term capital gain income of the Portfolios are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Portfolio over net short-term capital losses are generally taxable to you as long-term capital gains. This is true no matter how long you own your shares.

There are certain tax requirements that the Portfolios must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

A portion of dividends paid by the Balanced and Equity Portfolios may qualify for the dividends-received deduction for corporations. It is not expected that any dividends paid by the International Equity Index and Fixed Income Portfolios will qualify for this deduction.

The sale of Portfolio shares is a taxable event on which a gain or loss may be recognized. For tax purposes, an exchange is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. Shares held six months or less may also generate long-term capital loss to the extent of any capital gains distributions received on the shares while they were held by you.

Timing. Dividends and distributions from each Portfolio will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Effect of foreign taxes. So long as more than 50% of the value of the total assets of the International Bond, International Growth and International Equity Index Portfolios consists of stock or securities

(including debt securities) of foreign corporations at the close of a taxable year, these Portfolios may elect, for Federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. Should the Portfolios make this election, the amount of such foreign taxes paid by the Portfolios will be included in their shareholders' income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (a) to credit their proportionate amounts of such taxes against their Federal income tax liabilities, or (b) to deduct such proportionate amounts from their Federal taxable income under certain circumstances.

Tax effect of "buying a dividend." A Portfolio's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are distributed, they will be taxable to you. For this reason, you should be especially mindful that if you buy shares on or just before the record date of a dividend or capital gains distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable dividend or capital gain.

Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolios. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.


Year 2000 Issues
----------------

Like every other business dependent upon computerized information processing, Northern Trust Corporation ("Northern Trust") must deal with "Year 2000" issues.

Many computer systems use two digits rather than four to identify the year. Unless adapted, these systems may not be able to correctly distinguish the Year 2000 from the Year 1900. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems for businesses. This could have a negative effect on the companies in which the Portfolios invest, thus hurting the Portfolios' investment returns.

Northern Trust has implemented steps to prepare its critical computer systems and processes for Year 2000 processing. It has established a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust's Year 2000 project includes a comprehensive testing plan of its critical systems. Northern Trust has advised the Trust that it has substantially completed work on its critical systems and that testing with outside parties.

Northern Trust also will have a program to monitor and assess the efforts of other parties, such as other service providers to the Portfolio. However, it cannot control the success of those other parties' efforts. Contingency plans are being established to provide Northern Trust with alternatives in case these entities experience significant Year 2000 difficulties that impact Northern Trust.

Furthermore, even if the actions taken by Northern Trust are successful, the normal operations of the Portfolios may, in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of Year 2000 problems.

Efforts in foreign countries to remediate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 problem and the investment portfolio of a Portfolio may be adversely affected.

            RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

                        RISKS, SECURITIES AND TECHNIQUES

This section takes a closer look at some of the Portfolios' principal investment strategies and related risks. It also explores the various investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from---or based upon---the performance of underlying assets, interest or currency exchange rates, or indices. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options, interest rate and currency swaps, equity swaps, structured securities, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

     Investment strategy. A Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios may also use derivatives for speculative purposes to invest for potential income or capital gain.

     Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Foreign Investments. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.

     Investment strategy. The International Bond, International Equity Index and International Growth Portfolios will invest a substantial portion of their total assets in foreign securities. Each of the Short-Intermediate Bond, Bond, Intermediate Bond, Balanced, Diversified Growth and Focused Growth, Small Company Growth, the Mid Cap Growth and MarketPower Portfolios may invest up to 25% of their total assets in foreign securities, including ADRs, EDRs and GDRs. These Portfolios may also invest in foreign time deposits and other short-term instruments.

     The International Growth and International Bond Portfolios may invest more than 25% of their total assets in the securities of issuers located in Japan, the United Kingdom, France, Germany or Switzerland because the securities markets in those countries are highly developed, liquid and subject to extensive regulation. The International Equity Index Portfolio invests in countries according to their weightings in the EAFE Index.

     Special risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

     Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to deliver securities receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.

     While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.

     The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets of the International Equity Index, International Growth and International Bond Portfolios may be denominated in the euro.

Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated:

     .    BBB or higher by Standard and Poor's Ratings Services ("S&P");
     .    Baa or higher by Moody's Investors Service, Inc. ("Moody's");
     .    BBB or higher by Duff & Phelps Credit Rating Co. ("Duff"); or
     .    BBB or higher by Fitch IBCA Inc. ("Fitch").

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

     Investment strategy. Except as stated in the section entitled "Non-Investment Grade Securities," fixed income and convertible securities purchased by the Portfolios will generally be rated investment grade. The Portfolios may also invest in unrated securities if the Investment Adviser believes they are comparable in quality.

     Special risks. Although securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Investment Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

Non-Investment Grade Securities. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") are generally rated BB or below by S&P, Duff or Fitch, or Ba by Moody's.

     Investment strategy. All of the Portfolios, except the U.S. Government Securities, Equity Index, Small Company Index and U.S. Treasury Index Portfolios, may invest up to 15% of their total assets in non-investment grade securities when the investment management team determines that such securities are desirable in light of the Portfolios' investment objectives and portfolio mix.

     Special risks. Non-investment grade securities are subject to greater risk than investment grade securities. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

     The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an

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     adverse effect on the market price and a Portfolio's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

     Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in higher quality securities.

Small Company Investments. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. Because of the lack of sufficient market liquidity, a Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Temporary Investments. Short-term obligations refer to U.S. government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Portfolio.

     Investment strategy. Each Portfolio may invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or as a temporary defensive measure in response to adverse market or economic conditions (except for the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios which generally will not invest in these securities as part of a temporary defensive strategy to protect against potential stock market declines).

     Special risks. A Portfolio may not achieve its investment objective when its assets are invested in short-term obligations.

Portfolio Turnover. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high rate of portfolio turnover (100% or more) may involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Information" for the Portfolios' historical portfolio turnover rates. The Trust expects that the annual turnover rate of the MarketPower, Mid Cap Growth and Small Company Growth Portfolios will generally not exceed ___%.

Maturity Risk. Each Fixed Income Portfolio will normally maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of asset-backed securities will be based on estimates of average life. As a result, the Portfolios cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

Tracking Risk. The Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios (the "Index Portfolios") seek to track the performance of their respective benchmarks indices.

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     Investment strategy. Under normal market conditions, the Investment Adviser expects the quarterly performance of the Index Portfolios to be within a .95 correlation with their respective benchmarks, before expenses.

     Special risks. The Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These may prevent a Portfolio from achieving its investment objective.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

     Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond and Balanced Portfolios may purchase various types of asset-backed securities. The U.S. Government Securities Portfolio may only purchase mortgage-backed securities that are issued by an agency of the U.S. Government. The Portfolios will invest in asset-backed securities rated investment grade (rated BBB or better by S&P, Duff or Fitch, or Baa or better by Moody's) at the time of purchase. The Portfolios may also invest in unrated mortgage-backed securities which the Investment Adviser believes are of comparable quality. The Portfolios will not purchase non-mortgage asset-backed securities that are unrated by S&P, Duff, Fitch or Moody's.

     Special risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

     Investment strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

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     Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. They offer the Portfolios a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, MarketPower, International Growth and International Equity Index Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

     Investment strategy. To the extent consistent with their respective investment objectives, the Portfolios may invest a portion of their assets in custodial receipts. The U.S. Government Securities and U.S. Treasury Index Portfolios will not invest more than 35% of the value of their total assets in custodial receipts.

     Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Equity Swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

     Investment strategy. The Balanced Portfolio and the Equity Portfolios may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps may also be used for other purposes, such as hedging or seeking to increase total return.

     Special risks. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults.

Exchange Rate-Related Securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

     Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond and Balanced Portfolios may invest in exchange rate-related securities.

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     Special risks.  The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

     Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, MarketPower, International Growth and International Equity Index Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Bond and International Growth Portfolios may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.

     Special risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in losses that would not otherwise be incurred.

Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

     Investment strategy. Each Portfolio may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. They may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

     The value of a Portfolio's futures contracts may equal up to 100% of its total assets. However, a Portfolio will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets.

     Special risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading

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restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Investment strategy. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

     Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

     Investment Strategy. The Short-Intermediate Bond, Bond, Intermediate Bond and Balanced Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers.

     Special risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active secondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

Interest Rate Swaps, Floors and Caps and Currency Swaps. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate.

     Investment strategy. The Fixed Income Portfolios (except the U.S. Treasury Index Portfolio) and the Balanced Portfolio may enter into interest rate swaps and purchase interest rate floors or caps to protect against interest rate fluctuations and fluctuations in the floating rate market. The International Bond, International Growth and International Equity Index Portfolios may enter into currency swaps to protect again currency fluctuations.

     Special risks. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the amount of interest payments that the Portfolio is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one currency in exchange for the other currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party will default on its delivery obligations. Like other derivative securities, swaps, floors and caps can be highly volatile. As a result, they may not always be successful hedges and they could lower a Portfolio's total return.

Investment Companies. To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), World Equity Benchmark Shares(SM) issued by The Foreign Fund, Inc. ("WEBS"), S&P's Depository Receipts ("SPDRs") and similar securities of other issuers.

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     Investment strategy.  Investments by a Portfolio in other investment companies will be subject to the limitations of the 1940 Act. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

     Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Portfolio.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

     Investment strategy. Each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Portfolio's assets subject to options written by the Portfolio will not be greater than 25% of its net assets at the time the option is written. A Portfolio may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

     Special risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

     Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Real Estate Investment Trusts (REITS). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

     Investment Strategy. The Small Company Index and Small Company Growth Portfolios may invest in REITs.

     Special Risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. The Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

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     Investment strategy.  Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

     Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement.
     In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers-dealers, or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

     Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

     Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may incur a capital loss. In addition, a Portfolio may incur a loss in reinvesting the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

     Investment strategy. The Fixed Income and Balanced Portfolios may purchase stripped securities.

     Special risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Portfolio's total returns.

Structured Securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.

     Investment strategy. Each Portfolio may invest in structured securities to the extent consistent with its investment objective.

     Special risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may

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     also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations. With the exception of the U.S. Treasury Index Portfolio, each Portfolio also may invest in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

     Special risks. Not all U.S. government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest.

     Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Advisers to be of comparable quality to rated instruments eligible for purchase by the Portfolio.

     Special risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

Warrants. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

     Investment strategy. The Balanced, Diversified Growth, Focused Growth, International Growth, Small Company Growth, Mid Cap Growth, MarketPower, Small Company Index and International Equity Index Portfolios may invest up to 5% of their total assets at the time of purchase in warrants and similar rights. The Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, MarketPower and International Growth Portfolios may also purchase bonds that are issued in tandem with warrants.

     Special risks. Warrants are derivative instruments that present risks similar to options.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

     Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

     Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered.
     Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

     Investment strategy. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

     Special risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

DISCLAIMERS.

The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman, nor does Lehman guarantee the accuracy and/or completeness of the Lehman Index or any data included therein. Lehman makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein.

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500 (R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the S&P 500 (R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 (R) Index or any data included therein.

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the EAFE Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the EAFE Index or any data included therein.

The Small Company Index Portfolio is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell 2000 Index or any data included therein.

                             FINANCIAL INFORMATION


The financial highlights tables are intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for the years or periods ended on or before November 30, 1998 has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. Information for the period ended May 31, 1999 has not been audited and is included in the semiannual report along with the Portfolio's financial statements. The annual report and semiannual report are available upon request and without charge.


Financial Highlights
For the Six Months Ended May 31, 1999
(Unaudited) and the Years Ended November 30,
U.S. Government Securities Portfolio

                                                                                            Class A
                                                                ---------------------------------------------------------------
                                                                  1999       1998       1997       1996       1995       1994
Net asset value, beginning of  period                            $ 20.27    $ 19.99    $ 20.07    $ 20.08    $ 19.05    $ 20.07
Income (loss) from investment operations:
 Net investment income                                              0.49       1.17       1.21       1.02       1.05       0.91
 Net realized and unrealized gain (loss)                           (0.34)      0.26      (0.07)     (0.01)      1.02      (1.02)
Total income (loss) from investment operations                      0.15       1.43       1.14       1.01       2.07      (0.11)
Distributions to shareholders from:
 Net investment income                                             (0.49)     (1.15)     (1.22)     (1.02)     (1.04)     (0.91)
 Net realized gain                                                 (0.29)        --         --         --         --         --
 Return of capital                                                    --         --         --         --         --         --
Total distributions to shareholders                                (0.78)     (1.15)     (1.22)     (1.02)     (1.04)     (0.91)
Net increase (decrease)                                            (0.63)      0.28      (0.08)     (0.01)      1.03      (1.02)
Net asset value, end of period                                   $ 19.64    $ 20.27    $ 19.99    $ 20.07    $ 20.08    $ 19.05
Total return (a)                                                    0.68%      7.36%      5.93%      5.15%     11.18%     (0.57)%
Ratio to average net assets of (b):
 Expenses, before waivers and reimbursements                        0.79%      0.86%      0.85%      0.94%      1.09%      1.12%
 Expenses, net of waivers and reimbursements                        0.36%      0.36%      0.36%      0.36%      0.36%      0.36%
 Net investment income, before waivers and
      reimbursements                                                4.79%      5.51%      5.37%      4.64%      4.70%      3.86%
 Net investment income, net of waivers and
      reimbursements                                                5.22%      6.01%      5.86%      5.22%      5.43%      4.62%
Portfolio turnover rate                                            26.31%    115.55%     95.73%    119.75%    141.14%     45.55%
Net assets at end of period (in thousands)                       $83,189    $48,317    $43,073    $92,351    $56,329    $25,293

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.

(b)  Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31, 1999
(Unaudited) and the Years Ended November 30,
U.S. Government Securities Portfolio


                                                                                    Class C
                                                        ---------------------------------------------------------------
                                                               1999             1998            1997          1996 (a)
Net asset value, beginning of period                           $20.26           $ 19.98          $20.06        $ 20.13
Income (loss) from investment operations:
 Net investment income                                           0.03              1.12            1.14           0.91
 Net realized and unrealized gain (loss)                         0.01              0.26           (0.04)         (0.12)
Total income (loss) from investment operations                   0.04              1.38            1.10           0.79
Distributions to shareholders from:
 Net investment income                                          (0.08)            (1.10)          (1.18)         (0.86)
 Net realized gain                                              (0.29)               --              --             --
 Return of capital                                                 --                --              --             --
Total distributions to shareholders                             (0.37)            (1.10)          (1.18)         (0.86)
Net increase (decrease)                                         (0.33)             0.28           (0.08)         (0.07)
Net asset value, end of period                                 $19.93(b)        $ 20.26          $19.98        $ 20.06
Total return (c)                                                 0.20%             7.10%           5.67%          4.05%
Ratio to average net assets of (d):
 Expenses, before waivers and reimbursements                     1.03%             1.10%           1.09%          1.18%
 Expenses, net of waivers and reimbursements                     0.60%             0.60%           0.60%          0.60%
 Net investment income, before waivers and
     reimbursements                                              1.09%             5.27%           5.14%          4.39%
 Net investment income, net of waivers and
     reimbursements                                              1.52%             5.77%           5.63%          4.97%
Portfolio turnover rate                                         26.31%           115.55%          95.73%        119.75%
Net assets at end of period (in thousands)                     $ _____          $ 3,942          $3,118        $ 3,535
                                                                                 Class D
                                                        --------------------------------------------------------------------
                                                                1999      1998      1997      1996      1995     1994 (e)
Net asset value, beginning of period                           $20.22   $ 19.94    $20.03   $ 20.04   $ 19.05   $ 19.43
Income (loss) from investment operations:
 Net investment income                                           0.50      1.08      1.16      0.96      0.96      0.22
 Net realized and unrealized gain (loss)                        (0.38)     0.28     (0.10)    (0.03)     1.00     (0.38)
Total income (loss) from investment operations                   0.12      1.36      1.06      0.93      1.96     (0.16)
Distributions to shareholders from:
 Net investment income                                          (0.45)    (1.08)    (1.15)    (0.94)    (0.97)    (0.22)
 Net realized gain                                              (0.29)       --        --        --        --        --
 Return of capital                                                 --        --        --        --        --        --
Total distributions to shareholders                             (0.74)    (1.08)    (1.15)    (0.94)    (0.97)    (0.22)
Net increase (decrease)                                         (0.62)     0.28     (0.09)    (0.01)     0.99     (0.38)
Net asset value, end of period                                 $19.60   $ 20.22    $19.94   $ 20.03   $ 20.04   $ 19.05
Total return (c)                                                 0.53%     6.96%     5.52%     4.77%    10.66%   (0.90)%
Ratio to average net assets of (d):
 Expenses, before waivers and reimbursements                     1.18%     1.25%     1.24%     1.33%     1.48%     1.51%
 Expenses, net of waivers and reimbursements                     0.75%     0.75%     0.75%     0.75%     0.75%     0.75%
 Net investment income, before waivers and
     reimbursements                                              4.40%     5.05%     5.01%     4.25%     4.35%     3.89%
 Net investment income, net of waivers and
     reimbursements                                              4.83%     5.55%     5.50%     4.83%     5.08%     4.65%
Portfolio turnover rate                                         26.31%   115.55%    95.73%   119.75%   141.14%    45.55%
Net assets at end of period (in thousands)                     $  810   $ 1,224    $  312   $   225   $    67   $    13

(a) For the period December 29, 1995 (Class C Shares issue date) through November 30, 1996.
(b)  Class C shares were fully redeemed as of February 10, 1999.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d)  Annualized for periods less than a full year.
(e) For the period September 15, 1994 (Class D Shares issue date) through November 30, 1994.

Financial Highlights
For the Six Months Ended May 31,
1999 (Unaudited) and the Years Ended
November 30,
Short-Intermediate Bond Portfolio

                                                                                            Class A
                                                                ---------------------------------------------------------------
                                                                   1999       1998       1997       1996       1995       1994
Net asset value, beginning of period                            $  20.03   $  20.36   $  20.70   $  20.73   $  19.53   $ 20.33
Income (loss) from investment operations:
 Net investment income                                              0.91       1.84       1.46       1.14       1.02      0.97
 Net realized and unrealized gain (loss)                           (0.52)     (0.36)     (0.29)     (0.01)      1.19     (0.80)
Total income (loss) from investment operations                      0.39       1.48       1.17       1.13       2.21      0.17
Distributions to shareholders from:
 Net investment income                                             (0.84)     (1.78)     (1.46)     (1.16)     (1.01)    (0.97)
 Net realized gain                                                 (0.27)     (0.03)     (0.05)        --         --        --
 Return of capital                                                    --         --         --         --         --        --
Total distributions to shareholders                                (1.11)     (1.81)     (1.51)     (1.16)     (1.01)    (0.97)
Net increase (decrease)                                            (0.72)     (0.33)     (0.34)     (0.03)      1.20     (0.80)
Net asset value, end of period                                  $  19.31   $  20.03   $  20.36   $  20.70   $  20.73   $ 19.53
Total return (a)                                                    1.88%      7.50%      5.95%      5.68%     11.58%     0.84%
Ratio to average net assets of (b):
 Expenses, before waivers and
  reimbursements                                                    0.77%      0.76%      0.81%      0.88%      0.91%     0.95%
 Expenses, net of waivers and
  reimbursements                                                    0.36%      0.36%      0.36%      0.36%      0.36%     0.36%
 Net investment income, before
  waivers and reimbursements                                        8.96%      9.21%      7.23%      5.31%      4.59%     4.25%
 Net investment income, net of
  waivers and reimbursements                                        9.37%      9.61%      7.68%      5.83%      5.14%     4.84%
Portfolio turnover rate                                            55.50%     89.97%     48.49%     47.68%     54.68%    48.67%
Net assets at end of period (in thousands)                      $178,733   $182,999   $201,457   $153,675   $158,678   $96,209

                                                                                           Class D
                                                                ----------------------------------------------------------
                                                                1999(c)     1998      1997      1996      1995    1994 (d)
Net asset value, beginning of period                            $19.97     $20.31    $20.66    $20.71    $19.53   $ 19.82
Income (loss) from investment operations:
 Net investment income                                            0.89       1.78      1.43      1.07      0.94      0.23
 Net realized and unrealized gain (loss)                         (0.54)     (0.40)    (0.34)    (0.02)     1.18     (0.29)
Total income (loss) from investment operations                    0.35       1.38      1.09      1.05      2.12     (0.06)
Distributions to shareholders from:
 Net investment income                                           (0.79)     (1.69)    (1.39)    (1.10)    (0.94)    (0.23)
 Net realized gain                                               (0.27)     (0.03)    (0.05)       --        --        --
 Return of capital                                                  --         --        --        --        --        --
Total distributions to shareholders                              (1.06)     (1.72)    (1.44)    (1.10)    (0.94)    (0.23)
Net increase (decrease)                                          (0.71)     (0.34)    (0.35)    (0.05)     1.18     (0.29)
Net asset value, end of period                                  $19.26     $19.97    $20.31    $20.66    $20.71   $ 19.53
Total return (a)                                                  1.70%      7.08%     5.54%     5.22%    11.09%    (0.30)%
Ratio to average net assets of (b):
 Expenses, before waivers and
  reimbursements                                                  1.16%      1.15%     1.20%     1.27%     1.30%     1.34%
 Expenses, net of waivers and reimbursements                      0.75%      0.75%     0.75%     0.75%     0.75%     0.75%
 Net investment income, before
  waivers and reimbursements                                      8.57%      8.91%     7.03%     4.44%     4.30%     3.83%
 Net investment income, net of
  waivers and reimbursements                                      8.98%      9.31%     7.48%     4.96%     4.85%     4.42%
Portfolio turnover rate                                          55.50%     89.97%    48.49%    47.68%    54.68%    48.67%
Net assets at end of period (in thousands)                      $  246     $  824    $  891    $  343    $   13   $     1

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(b) Annualized for periods less than a full year.
(c) Financial highlights for the six months ended May 31, 1999 were calculated using average shares outstanding for the period.
(d) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.

Financial Highlights
For the Six Months Ended May 31,
1999 (Unaudited) and the Years Ended
November 30,
Intermediate Bond Portfolio


                                                                    Class A                   Class D
                                                         --------------------------------------------------
                                                           1999      1998     1997 (a)     1999    1998 (b)
Net asset value, beginning of period                     $ 20.15    $ 19.89    $ 20.00   $ 20.13   $ 20.46
Income (loss) from investment operations:
 Net investment income                                      0.52       1.19       0.38      0.49      0.18
 Net realized and unrealized gain (loss)                   (0.62)      0.27      (0.15)    (0.63)    (0.32)
Total income (loss) from investment operations             (0.10)      1.46       0.23     (0.14)    (0.14)
Distributions to shareholders from:
 Net investment income                                     (0.50)     (1.20)     (0.34)    (0.46)    (0.19)
 Net realized gain                                         (0.12)        --         --     (0.12)       --
 Return of capital                                            --         --         --        --        --
Total distributions to shareholders                        (0.62)     (1.20)     (0.34)    (0.58)    (0.19)
Net increase (decrease)                                    (0.72)      0.26      (0.11)    (0.72)    (0.33)
Net asset value, end of period                           $ 19.43    $ 20.15    $ 19.89   $ 19.41   $ 20.13
Total return (c)                                           (0.59)%     7.55%      1.17%    (0.79)%   (0.70)%
Ratio to average net assets of (d):
 Expenses, before waivers and reimbursements                0.78%      1.09%      2.28%     1.17%     1.48%
 Expenses, net of waivers and reimbursements                0.36%      0.36%      0.36%     0.75%     0.75%
 Net investment income, before waivers and
  reimbursements                                            4.83%      5.46%      3.95%     4.44%     4.96%
 Net investment income, net of waivers and
  reimbursements                                            5.25%      6.19%      5.87%     4.86%     5.69%
Portfolio turnover rate                                   127.74%     93.40%     56.99%   127.74%    93.40%
Net assets at end of period (in thousands)               $47,080    $30,439    $11,997   $    41   $    41

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) For the period October 5, 1998 (Class D Shares issue date) through November 30, 1998.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31,
1999 (Unaudited) and the Years Ended
November 30,
U.S. Treasury Index Portfolio


                                                                 Class A                                 Class C
                                        ------------------------------------------------------------------------------
                                          1999      1998      1997      1996      1995      1994      1999    1998 (a)
Net asset value, beginning of
     period                             $ 21.77   $ 20.81   $ 20.60   $ 20.78   $ 18.77   $ 21.05   $ 21.81   $ 22.28
Income (loss) from investment
     operations:
     Net investment income                 0.54      1.23      1.26      1.19      1.11      1.15      0.45      0.21
     Net realized and unrealized gain
     (loss)                               (1.04)     0.97      0.20     (0.18)     2.01     (1.93)    (1.02)    (0.52)
Total income (loss) from invest-
     ment operations                      (0.50)     2.20      1.46      1.01      3.12     (0.78)    (0.57)    (0.31)
Distributions to shareholders
     from:
     Net investment income                (0.55)    (1.24)    (1.25)    (1.19)    (1.11)    (1.14)    (0.52)    (0.16)
     Net realized gain                       --        --        --        --        --     (0.36)       --        --
     Return of capital                       --        --        --        --        --        --        --        --
Total distributions to shareholders       (0.55)    (1.24)    (1.25)    (1.19)    (1.11)    (1.50)    (0.52)    (0.16)
Net increase (decrease)                   (1.05)     0.96      0.21     (0.18)     2.01     (2.28)    (1.09)    (0.47)
Net asset value, end of period          $ 20.72   $ 21.77   $ 20.81   $ 20.60   $ 20.78   $ 18.77   $ 20.72   $ 21.81
Total return (b)                          (2.39)%   10.92%     7.44%     5.10%    16.95%    (3.80)%   (2.66)%   (1.39)%
Ratio to average net assets of (c):
     Expenses, before waivers and
       reimbursements                      0.75%     0.77%     0.82%     1.04%     0.89%     0.79%     0.99%     1.01%
     Expenses, net of waivers and
       reimbursements                      0.26%     0.26%     0.26%     0.26%     0.26%     0.26%     0.50%     0.50%
     Net investment income, before
       waivers and reimbursements          4.75%     5.22%     5.80%     5.15%     4.46%     5.07%     4.51%     4.71%
     Net investment income, net of
       waivers and reimbursements          5.24%     5.73%     6.36%     5.93%     5.09%     5.60%     5.00%     5.22%
Portfolio turnover rate                   59.39%    69.84%    72.61%    42.49%    80.36%    52.80%    59.39%    69.84%
Net assets at end of period (in
     thousands)                         $22,246   $22,085   $33,839   $26,273   $17,674   $37,305   $   140   $    17

(a) For the period October 7, 1998 (Class C Shares issue date) through November 30, 1998.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31, 1999 (Unaudited) and the Years Ended November 30,
U.S. Treasury Index Portfolio

                                                                   Class D
                                        ----------------------------------------------------------------------
                                             1999       1998       1997         1996       1995        1994 (a)
Net asset value, beginning of
 period                                 $    21.74     $20.77      $20.57       $20.75     $18.77       $18.80
Income (loss) from investment
 operations:
 Net investment income                        0.61       1.13        1.20         1.17       1.00         0.09
 Net realized and unrealized gain
   (loss)                                    (1.16)      1.00        0.18        (0.24)      2.03        (0.03)
Total income from
 investment operations                       (0.55)      2.13        1.38         0.93       3.03         0.06
Distributions to shareholders
 from:
 Net investment income                       (0.50)     (1.16)      (1.18)       (1.11)     (1.05)       (0.09)
 Net realized gain                              --         --          --           --         --           --
 Return of capital                              --         --          --           --         --           --
Total distributions to shareholders          (0.50)     (1.16)      (1.18)       (1.11)     (1.05)       (0.09)
Net increase (decrease)                      (1.05)      0.97        0.20        (0.18)      1.98        (0.03)
Net asset value, end of period              $20.69     $21.74      $20.77       $20.57     $20.75       $18.77
Total return (b)                             (2.58%)    10.50%       7.03%        4.72%     16.43%        0.37%
Ratio to average net assets of (c):
 Expenses, before waivers and
   reimbursements                             1.14%      1.16%       1.21%        1.43%      1.28%        1.18%
 Expenses, net of waivers and
   reimbursements                             0.65%      0.65%       0.65%        0.65%      0.65%        0.65%
 Net investment income, before
   waivers and reimbursements                 4.36%      4.84%       5.51%        4.79%      4.78%        5.52%
 Net investment income, net of
   waivers and reimbursements                 4.85%      5.35%       6.07%        5.57%      5.41%        6.05%
Portfolio turnover rate                      59.39%     69.84%      72.61%       42.49%     80.36%       52.80%
Net assets at end of period
 (in thousands)                             $  508     $1,721      $1,707       $  848     $  286       $   --

(a) For the period November 16, 1994 (Class D Shares issue date) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31, 1999 (Unaudited) and the Years Ended November 30,
Bond Portfolio

                                                                                      Class A
                                                            -----------------------------------------------------------------------
                                                              1999         1998        1997        1996        1995        1994
Net asset value, beginning of period                        $  21.61    $  21.08    $  20.77    $  20.96    $  18.29    $  20.70
Income (loss) from investment operations:
 Net investment income                                          0.67        1.47        1.34        1.29        1.17        1.42
 Net realized and unrealized gain (loss)                       (0.94)       0.62        0.29       (0.19)       2.66       (2.21)
Total income (loss) from investment operations                 (0.27)       2.09        1.63        1.10        3.83       (0.79)
Distributions to shareholders from:
 Net investment income                                         (0.66)      (1.44)      (1.32)      (1.26)      (1.14)      (1.46)
 Net realized gain                                             (0.68)      (0.12)         --          --          --       (0.15)
 Return of capital                                                --          --          --       (0.03)      (0.02)      (0.01)
Total distributions to shareholders                            (1.34)      (1.56)      (1.32)      (1.29)      (1.16)      (1.62)
Net increase (decrease)                                        (1.61)       0.53        0.31       (0.19)       2.67       (2.41)
Net asset value, end of period                              $  20.00    $  21.61    $  21.08    $  20.77    $  20.96    $  18.29
Total return (a)                                               (1.34)%     10.31%       8.17%       5.57%      21.55%     (4.04)%
Ratio to average net assets of (b):
 Expenses, before waivers and reimbursements                    0.76%       0.75%       0.77%       0.84%       0.84%       0.87%
 Expenses, net of waivers and reimbursements                    0.36%       0.36%       0.36%       0.36%       0.36%       0.36%
 Net investment income, before waivers and
   reimbursements                                               6.30%       6.68%       6.25%       5.91%       5.46%       6.80%
 Net investment income, net of waivers and
   reimbursements                                               6.70%       7.07%       6.66%       6.39%       5.94%       7.31%
Portfolio turnover rate                                        40.98%      84.80%      76.30%     101.38%      74.19%     103.09%
Net assets at end of period (in thousands)                  $715,176    $605,517    $460,514    $366,850    $286,301    $257,391

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(b) Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31, 1999 (Unaudited) and the Years Ended November 30,
Bond Portfolio

                                                                        Class C
                                                  ----------------------------------------------------
                                                      1999      1998       1997       1996    1995 (a)
Net asset value, beginning of period                $ 21.60    $ 21.07    $ 20.78   $ 20.96    $20.21
Income (loss) from investment operations:
  Net investment income                                0.67       1.42       1.29      1.25      0.47
  Net realized and unrealized gain (loss)             (0.95)      0.62       0.28     (0.18)     0.74
Total income (loss) from investment
    operations                                        (0.28)      2.04       1.57      1.07      1.21
Distributions to shareholders from:
  Net investment income                               (0.64)     (1.39)     (1.28)    (1.22)    (0.45)
  Net realized gain                                   (0.68)     (0.12)        --        --        --
  Return of capital                                      --         --         --     (0.03)    (0.01)
Total distributions to shareholders                   (1.32)     (1.51)     (1.28)    (1.25)    (0.46)
Net increase (decrease)                               (1.60)      0.53       0.29     (0.18)     0.75
Net asset value, end of period                      $ 20.00    $ 21.60    $ 21.07   $ 20.78    $20.96
Total return (b)                                      (1.46)%    10.04%      7.88%     5.33%     6.08%
Ratio to average net assets of (c):
  Expenses, before waivers and
    reimbursements                                     1.00%      0.99%      1.01%     1.08%     1.08%
  Expenses, net of waivers and
    reimbursements                                     0.60%      0.60%      0.60%     0.60%     0.60%
  Net investment income, before waivers
    and reimbursements                                 6.06%      6.44%      5.98%     5.61%     5.11%
  Net investment income, net of waivers
    and reimbursements                                 6.46%      6.83%      6.39%     6.09%     5.59%
Portfolio turnover rate                               40.98%     84.80%     76.30%   101.38%    74.19%
Net assets at end of period (in thousands)          $60,696    $61,450    $50,554   $ 7,342    $3,704

                                                                             Class D
                                                   -------------------------------------------------------------
                                                      1999      1998       1997       1996      1995    1994(d)
Net asset value, beginning of period                $ 21.58    $ 21.05    $ 20.76   $ 20.94   $ 18.29   $ 18.74
Income (loss) from investment operations:
  Net investment income                                0.66       1.38       1.24      1.22      1.08      0.28
  Net realized and unrealized gain (loss)             (0.97)      0.63       0.30     (0.18)     2.66     (0.45)
Total income (loss) from investment
    operations                                        (0.31)      2.01       1.54      1.04      3.74     (0.17)
Distributions to shareholders from:
  Net investment income                               (0.62)     (1.36)     (1.25)    (1.19)    (1.09)    (0.28)
  Net realized gain                                   (0.68)     (0.12)        --        --        --        --
  Return of capital                                      --         --         --     (0.03)       --        --
Total distributions to shareholders                   (1.30)     (1.48)     (1.25)    (1.22)    (1.09)    (0.28)
Net increase (decrease)                               (1.61)      0.53       0.29     (0.18)     2.65     (0.45)
Net asset value, end of period                      $ 19.97    $ 21.58    $ 21.05   $ 20.76    $20.94   $ 18.29
Total return (b)                                      (1.53)%     9.89%      7.74%     5.17%    21.06%    (0.94)%
Ratio to average net assets of (c):
  Expenses, before waivers and
    reimbursements                                     1.15%      1.14%      1.16%     1.23%     1.23%     1.26%
  Expenses, net of waivers and
    reimbursements                                     0.75%      0.75%      0.75%     0.75%     0.75%     0.75%
  Net investment income, before waivers
    and reimbursements                                 5.91%      6.31%      5.86%     5.51%     5.00%     5.80%
  Net investment income, net of waivers
    and reimbursements                                 6.31%      6.70%      6.27%     5.99%     5.48%     6.31%

Portfolio turnover rate                               40.98%     84.80%     76.30%   101.38%    74.19%   103.09%

Net assets at end of period (in thousands)          $ 1,625    $ 2,039    $   601   $   220    $  120   $    15

(a) For the period July 3, 1995 (Class C Shares issue date) through November 30, 1995.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.
(d) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.

Financial Highlights
For the Six Months Ended May 31, 1999 (Unaudited) and the Years Ended November 30,
International Bond Portfolio

                                                                                  Class C
                                                     -----------------------------------------------------------------
                                                       1999      1998       1997       1996       1995       1994(a)
Net asset value, beginning of period                 $ 21.35    $ 20.13    $ 22.16    $ 21.74    $ 19.93    $ 20.00
Income (loss) from investment operations:
     Net investment income                              1.02       0.98       1.02       1.54       1.26       0.79
     Net realized and unrealized gain (loss)           (1.88)      1.33      (1.70)      0.43       2.28       0.01
Total income (loss) from investment
     operations                                        (0.86)      2.31      (0.68)      1.97       3.54       0.80
Distributions to shareholders from:
     Net investment income (b)                         (0.73)     (0.79)     (1.01)     (1.55)     (1.73)     (0.87)
     Net realized gain                                 (0.14)     (0.30)     (0.34)        --         --         --
     Return of capital                                    --         --         --         --         --         --
Total distributions to shareholders                    (0.87)     (1.09)     (1.35)     (1.55)     (1.73)     (0.87)
Net increase (decrease)                                (1.73)      1.22      (2.03)      0.42       1.81      (0.07)
Net asset value, end of period                       $ 19.62    $ 21.35    $ 20.13    $ 22.16    $ 21.74    $ 19.93
Total return (c)                                       (4.53)%    11.85%     (3.02)%     9.47%     18.20%      4.03%
Ratio to average net assets of (d):
     Expenses, before waivers and
     reimbursements                                     1.46%      1.52%      1.52%      1.58%      1.47%      1.49%
     Expenses, net of waivers and
     reimbursements                                     0.96%      0.96%      0.96%      0.96%      0.96%      0.96%
     Net investment income, before waivers
     and reimbursements                                 4.50%      4.71%      5.05%      5.29%      5.41%      5.40%
     Net investment income, net of waivers
     and reimbursements                                 5.00%      5.27%      5.61%      5.91%      5.92%      5.93%
Portfolio turnover rate                                 6.67%     23.76%     29.29%     33.89%     54.46%     88.65%
Net assets at end of period (in thousands)           $27,720    $28,568    $26,383    $34,183    $32,673    $26,947

                                                                           Class D
                                                  -----------------------------------------------------------------
                                                      1999(e)       1998        1997        1996       1995(f)
Net asset value, beginning of period                 $ 21.26        $20.06      $ 22.14     $21.74     $ 22.17
Income (loss) from investment operations:
 Net investment income                                  0.38          0.93         0.97       1.37        0.02
 Net realized and unrealized gain (loss)               (1.40)         1.29        (1.72)      0.51       (0.08)
Total income (loss) from investment
     operations                                        (1.02)         2.22        (0.75)      1.88       (0.06)
Distributions to shareholders from:
 Net investment income (b)                             (0.54)        (0.72)       (0.99)     (1.48)      (0.37)
 Net realized gain                                     (0.14)        (0.30)       (0.34)        --          --
  Return of capital                                       --            --           --         --          --
Total distributions to shareholders                    (0.68)        (1.02)       (1.33)     (1.48)      (0.37)
Net increase (decrease)                                (1.70)         1.20        (2.08)      0.40       (0.43)
Net asset value, end of period                       $ 19.56        $21.26      $ 20.06     $22.14     $ 21.74
Total return (c)                                       (5.00)%       11.43%       (3.38)%     9.04%      (0.30)%
Ratio to average net assets of (d):
 Expenses, before waivers and
     reimbursements                                     1.85%         1.91%        1.91%      1.97%       1.86%
 Expenses, net of waivers and
     reimbursements                                     1.35%         1.35%        1.35%      1.35%       1.35%
 Net investment income, before waivers
     and reimbursements                                 4.11%         4.34%        4.80%      5.05%       2.75%
 Net investment income, net of waivers
     and reimbursements                                 4.61%         4.90%        5.36%      5.67%       3.26%
Portfolio turnover rate                                 6.67%        23.76%       29.29%     33.89%      54.46%
Net assets at end of period (in thousands)             $   1        $  132       $   91     $   52      $    9

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
(e) Financial Highlights for the six months ended May 31, 1999 were calculated using average shares outstanding for the period.
(f) For the period November 20, 1995 (Class D Shares issue date) through November 30, 1995.

Financial Highlights
For the Six Months Ended May 31, 1999 (Unaudited) and the Years Ended November 30,
Balanced Portfolio

                                                                                                Class A
                                                                    ---------------------------------------------------------------
                                                                      1999      1998       1997       1996       1995       1994
Net asset value, beginning of period                                $ 14.95    $ 13.59    $ 12.24    $ 11.05    $  9.50    $ 10.22
Income (loss) from investment operations:
 Net investment income                                                 0.19       0.38       0.38       0.34       0.34       0.24
 Net realized and unrealized gain (loss)                               0.03       1.81       1.66       1.19       1.55      (0.72)
Total income (loss) from investment operations                         0.22       2.19       2.04       1.53       1.89      (0.48)
Distributions to shareholders from:
 Net investment income                                                (0.28)     (0.32)     (0.38)     (0.34)     (0.34)     (0.22)
 Net realized gain                                                    (0.51)     (0.51)     (0.31)        --         --      (0.02)
 Return of capital                                                       --         --         --         --         --         --
Total distributions to shareholders                                   (0.79)     (0.83)     (0.69)     (0.34)     (0.34)     (0.24)
Net increase (decrease)                                               (0.57)      1.36       1.35       1.19       1.55      (0.72)
Net asset value, end of period                                      $ 14.38    $ 14.95    $ 13.59    $ 12.24    $ 11.05    $  9.50
Total return (a)                                                       7.06%     16.90%     17.29%     14.07%     20.22%     (4.76)%
Ratio to average net assets of (b):
 Expenses, before waivers and reimbursements                           1.00%      1.04%      1.11%      1.20%      1.28%      1.50%
 Expenses, net of waivers and reimbursements                           0.61%      0.61%      0.61%      0.61%      0.61%      0.61%
 Net investment income, before waivers and
     reimbursements                                                    2.22%      2.40%      2.49%      2.44%      2.69%      1.68%
 Net investment income, net of waivers and
     reimbursements                                                    2.61%      2.83%      2.99%      3.03%      3.36%      2.56%
Portfolio turnover rate                                               41.89%     67.16%     59.06%    104.76%     93.39%     75.69%
Net assets at end of period (in thousands)                          $73,013    $61,969    $51,475    $45,157    $38,897    $31,462

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(b) Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31, 1999 (Unaudited) and the Years Ended November 30,
Balanced Portfolio


                                                                    Class C                                  Class D
                                                    ----------------------------------------  --------------------------------------
                                                     1999(a)      1998      1997    1996 (b)    1999      1998      1997    1996 (c)
Net asset value, beginning of period                 $14.91      $13.56    $12.24   $ 11.12    $14.88    $13.54    $12.23   $ 11.34
Income from investment operations:
 Net investment income                                 0.20        0.37      0.36      0.29      0.15      0.40      0.34      0.22
 Net realized and unrealized gain                      0.03        1.78      1.64      1.12      0.09      1.72      1.64      0.96
Total income from investment operations                0.23        2.15      2.00      1.41      0.24      2.12      1.98      1.18
Distributions to shareholders from:
 Net investment income                                (0.23)      (0.29)    (0.37)    (0.29)    (0.28)    (0.27)    (0.36)    (0.29)
 Net realized gain                                    (0.51)      (0.51)    (0.31)       --     (0.51)    (0.51)    (0.31)       --
 Return of capital                                       --          --        --        --        --        --        --        --
Total distributions to shareholders                   (0.74)      (0.80)    (0.68)    (0.29)    (0.79)    (0.78)    (0.67)    (0.29)
Net increase                                          (0.51)       1.35      1.32      1.12     (0.55)     1.34      1.31      0.89
Net asset value, end of period                       $14.40      $14.91    $13.56   $ 12.24    $14.33    $14.88    $13.54   $ 12.23
Total return (d)                                       7.12%      16.61%    17.00%    12.72%     6.92%    16.45%    16.82%    10.55%
Ratio to average net assets of (e):
 Expenses, before waivers and reimbursements           1.24%       1.28%     1.35%     1.44%     1.39%     1.43%     1.50%     1.59%
 Expenses, net of waivers and reimbursements           0.85%       0.85%     0.85%     0.85%     1.00%     1.00%     1.00%     1.00%
 Net investment income, before waivers and             1.98%       2.15%     2.25%     2.21%     1.83%     2.01%     2.10%     2.19%
  reimbursements
 Net investment income, net of waivers and             2.37%       2.58%     2.75%     2.80%     2.22%     2.44%     2.60%     2.78%
  reimbursements
Portfolio turnover rate                               41.89%      67.16%    59.06%   104.76%    41.89%    67.16%    59.06%   104.76%
Net assets at end of period (in thousands)           $  816      $5,459    $4,587   $ 5,997    $  522    $  752    $  322   $   232

(a) Financial Highlights for the six months ended May 31, 1999 were calculated using average shares outstanding for the period.
(b) For the period December 29, 1995 (Class C Shares issue date) through November 30, 1996.
(c) For the period February 20, 1996 (Class D Shares issue date) through November 30, 1996.
(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31,
1999 (Unaudited) and the Years Ended
November 30,
Equity Index Portfolio

                                                                                                  Class A
                                                          --------------------------------------------------------------------------
                                                              1999         1998         1997        1996        1995        1994
Net asset value, beginning of period                       $    22.69   $    20.09    $  16.79    $  13.86    $  10.60    $  10.78
Income (loss) from investment operations:
 Net investment income                                           0.14         0.28        0.30        0.31        0.30        0.27
 Net realized and unrealized gain (loss)                         2.56         4.02        4.13        3.36        3.47       (0.18)
Total income from investment operations                          2.70         4.30        4.43        3.67        3.77        0.09
Distributions to shareholders from:
 Net investment income                                          (0.19)       (0.26)      (0.30)      (0.31)      (0.30)      (0.27)
 Net realized gain                                              (1.43)       (1.44)      (0.83)      (0.43)      (0.21)         --
 Return of capital                                                 --           --          --          --          --          --
Total distributions to shareholders                             (1.62)       (1.70)      (1.13)      (0.74)      (0.51)      (0.27)
Net increase (decrease)                                          1.08         2.60        3.30        2.93        3.26       (0.18)
Net asset value, end of period                             $    23.77   $    22.69    $  20.09    $  16.79    $  13.86    $  10.60
Total return (a)                                                12.45%       23.39%      27.93%      27.53%      36.60%       0.87%
Ratio to average net assets of:
 Expenses, before waivers and reimbursements                     0.44%        0.46%       0.46%       0.50%       0.54%       0.59%
 Expenses, net of waivers and reimbursements                     0.21%        0.21%       0.22%       0.22%       0.22%       0.23%
 Net investment income, before waivers and
     reimbursements                                              1.01%        1.11%       1.42%       1.84%       2.22%       2.25%
 Net investment income, net of waivers and
     reimbursements                                              1.24%        1.36%       1.66%       2.12%       2.54%       2.62%
Portfolio turnover rate                                          4.77%       15.26%      18.96%      18.02%      15.27%      71.98%
Net assets at end of period (in thousands)                 $1,291,723   $1,175,112    $844,065    $675,804    $479,763    $281,817

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.

Financial Highlights
For the Six Months Ended May 31,
1999 (Unaudited) and the Years Ended

                                                                                     Class C
                                                            ------------------------------------------------------
                                                                1999       1998       1997       1996     1995 (a)
Net asset value, beginning of period                          $  22.64   $  20.05    $ 16.79    $ 13.86    $ 13.43
Income (loss) from investment operations:
 Net investment income                                            0.12       0.24       0.26       0.28       0.05
 Net realized and unrealized gain (loss)                          2.54       4.01       4.11       3.35       0.45
Total income (loss) from investment
   operations                                                     2.66       4.25       4.37       3.63       0.50
Distributions to shareholders from:
 Net investment income                                           (0.16)     (0.22)     (0.28)     (0.27)     (0.07)
 Net realized gain                                               (1.43)     (1.44)     (0.83)     (0.43)        --
 Return of capital                                                  --         --         --         --         --
Total distributions to shareholders                              (1.59)     (1.66)     (1.11)     (0.70)     (0.07)
Net increase (decrease)                                           1.07       2.59       3.26       2.93       0.43
Net asset value, end of period                                $  23.71   $  22.64    $ 20.05    $ 16.79    $ 13.86
Total return (c)                                                 12.28%     23.09%     27.64%     27.24%      3.94%
Ratio to average net assets of (d):
 Expenses, before waivers and
   reimbursements                                                 0.68%      0.70%      0.70%      0.74%      0.78%
 Expenses, net of waivers and
   reimbursements                                                 0.45%      0.45%      0.46%      0.46%      0.46%
 Net investment income, before waivers
   and reimbursements                                             0.77%      0.87%      1.18%      1.61%      1.97%
 Net investment income, net of waivers
   and reimbursements                                             1.00%      1.12%      1.42%      1.89%      2.29%
Portfolio turnover rate                                           4.77%     15.26%     18.96%     18.02%     15.27%
Net assets at end of period (in thousands)                    $113,100   $111,991    $82,982    $53,929    $18,390

                                                                                      Class D
                                                          -------------------------------------------------------------
                                                              1999      1998       1997       1996      1995    1994 (b)
Net asset value, beginning of period                        $ 22.58    $ 20.00    $ 16.77    $13.83    $10.60   $ 10.96
Income (loss) from investment operations:
 Net investment income                                         0.08       0.21       0.26      0.27      0.25      0.02
 Net realized and unrealized gain (loss)                       2.55       4.00       4.07      3.36      3.47     (0.31)
Total income (loss) from investment
   operations                                                  2.63       4.21       4.33      3.63      3.72     (0.29)
Distributions to shareholders from:
 Net investment income                                        (0.12)     (0.19)     (0.27)    (0.26)    (0.28)    (0.07)
 Net realized gain                                            (1.43)     (1.44)     (0.83)    (0.43)    (0.21)       --
 Return of capital                                               --         --         --        --        --        --
Total distributions to shareholders                           (1.55)     (1.63)     (1.10)    (0.69)    (0.49)    (0.07)
Net increase (decrease)                                        1.08       2.58       3.23      2.94      3.23     (0.36)
Net asset value, end of period                              $ 23.66    $ 22.58    $ 20.00    $16.77    $13.83   $ 10.60
Total return (c)                                              12.18%     22.90%     27.45%    27.20%    36.20%    (2.68)%
Ratio to average net assets of (d):
 Expenses, before waivers and
  reimbursements                                               0.83%      0.85%      0.85%     0.89%     0.93%     0.96%
 Expenses, net of waivers and
  reimbursements                                               0.60%      0.60%      0.61%     0.61%     0.61%     0.60%
 Net investment income, before waivers
  and reimbursements                                           0.62%      0.71%      1.03%     1.50%     1.75%     2.31%
 Net investment income, net of waivers
  and reimbursements                                           0.85%      0.97%      1.27%     1.78%     2.07%     2.67%
Portfolio turnover rate                                        4.77%     15.26%     18.96%    18.02%    15.27%    71.98%
Net assets at end of period (in thousands)                  $16,645    $31,703    $30,650    $8,005    $  810   $     3

(a) For the period September 28, 1995 (Class C Shares issue date) through November 30, 1995.
(b) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31,
1999 (Unaudited) and the Years Ended November 30,

                                                                                                  Class A
                                                            ----------------------------------------------------------------------
                                                                1999       1998        1997        1996        1995        1994
Net asset value, beginning of period                         $  17.76   $  16.20    $  14.36    $  12.20    $   9.88    $  10.65
Income (loss) from investment operations:
 Net investment income                                           0.04       0.07        0.11        0.14        0.15        0.09
 Net realized and unrealized gain (loss)                         1.94       3.46        3.33        2.33        2.26       (0.83)
Total income (loss) from investment operations                   1.98       3.53        3.44        2.47        2.41       (0.74)
Distributions to shareholders from:
 Net investment income                                          (0.07)     (0.11)      (0.14)      (0.15)      (0.09)      (0.01)
 Net realized gain                                              (1.92)     (1.86)      (1.46)      (0.16)         --       (0.02)
 Return of capital                                                 --         --          --          --          --          --
Total distributions to shareholders                             (1.99)     (1.97)      (1.60)      (0.31)      (0.09)      (0.03)
Net increase (decrease)                                         (0.01)      1.56        1.84        2.16        2.32       (0.77)
Net asset value, end of period                               $  17.75   $  17.76    $  16.20    $  14.36    $  12.20    $   9.88
Total return (a)                                                11.81%     25.22%      27.06%      20.83%      24.55%      (6.98)%
Ratio to average net assets of:
 Expenses, before waivers and reimbursements                     0.95%      0.96%       1.03%       1.10%       1.12%       1.08%
 Expenses, net of waivers and reimbursements                     0.66%      0.66%       0.67%       0.66%       0.69%       0.67%
 Net investment income, before waivers and
     reimbursements                                              0.13%      0.15%       0.40%       0.54%       0.73%       0.35%
 Net investment income, net of waivers and
     reimbursements                                              0.42%      0.45%       0.76%       0.98%       1.16%       0.77%
Portfolio turnover rate                                         30.62%     37.74%      45.53%      59.99%      81.65%      78.94%
Net assets at end of period (in thousands)                   $188,512   $177,947    $158,383    $142,055    $146,731    $164,963

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.

Financial Highlights
For the Six Months Ended May 31,
1999 (Unaudited) and the Years
Ended November 30,
Diversified Growth Portfolio

                                                                                                 Class D
                                                                 -------------------------------------------------------------
                                                                   1999(a)      1998      1997      1996      1995    1994 (b)
Net asset value, beginning of period                             $ 17.53     $ 16.03    $14.26    $12.16    $ 9.88   $ 10.41
Income (loss) from investment operations:
 Net investment income                                              0.02        0.03      0.09      0.11      0.11      0.01
 Net realized and unrealized gain (loss)                            1.89        3.40      3.27      2.29      2.25     (0.54)
Total income (loss) from investment operations                      1.91        3.43      3.36      2.40      2.36     (0.53)
Distributions to shareholders from:
 Net investment income                                             (0.01)      (0.07)    (0.13)    (0.14)    (0.08)       --
 Net realized gain                                                 (1.92)      (1.86)    (1.46)    (0.16)       --        --
 Return of capital                                                    --          --        --        --        --        --
Total distributions to shareholders                                (1.93)      (1.93)    (1.59)    (0.30)    (0.08)       --
Net increase (decrease)                                            (0.02)       1.50      1.77      2.10      2.28     (0.53)
Net asset value, end of period                                   $ 17.51     $ 17.53    $16.03    $14.26    $12.16   $  9.88
Total return (c)                                                   11.48%      24.73%    26.60%    20.39%    24.19%    (5.14)%
Ratio to average net assets of (d):
 Expenses, before waivers and reimbursements                        1.34%       1.35%     1.42%     1.49%     1.51%     1.46%
 Expenses, net of waivers and reimbursements                        1.05%       1.05%     1.06%     1.05%     1.08%     1.05%
 Net investment income, before waivers and
     reimbursements                                                (0.26)%     (0.24)%    0.01%     0.15%     0.30%     0.53%
 Net investment income, net of waivers and
     reimbursements                                                 0.03%       0.06%     0.37%     0.59%     0.73%     0.94%
Portfolio turnover rate                                            30.62%      37.74%    45.53%    59.99%    81.65%    78.94%
Net assets at end of period  (in thousands)                      $   327     $ 1,122    $  696    $  433    $  221   $    40

(a) Financial highlights for the six months ended May 31, 1999 were calculated using average shares outstanding for the period.
(b) For the period September 14, 1994 (Class D Shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31,
1999 (Unaudited) and the Years
Ended November 30,
Focused Growth Portfolio

                                                                                               Class A
                                                                 -----------------------------------------------------------------
                                                                   1999        1998        1997        1996       1995       1994
Net asset value, beginning of period                             $  16.39    $  16.20    $  14.48    $  12.53    $  9.79   $ 10.43
Income (loss) from investment operations:
 Net investment income                                              (0.01)      (0.01)       0.05        0.02       0.05      0.02
 Net realized and unrealized gain (loss)                             2.80        3.10        3.37        2.17       2.71     (0.66)
Total income (loss) from investment operations                       2.79        3.09        3.42        2.19       2.76     (0.64)
Distributions to shareholders from:
 Net investment income                                                 --       (0.05)      (0.02)      (0.05)     (0.02)       --
 Net realized gain                                                  (1.26)      (2.85)      (1.68)      (0.19)        --        --
 Return of capital                                                     --          --          --          --         --        --
Total distributions to shareholders                                 (1.26)      (2.90)      (1.70)      (0.24)     (0.02)       --
Net increase (decrease)                                              1.53        0.19        1.72        1.95       2.74     (0.64)
Net asset value, end of period                                   $  17.92    $  16.39    $  16.20    $  14.48    $ 12.53   $  9.79
Total return (a)                                                    17.86%      24.03%      27.05%      17.82%     28.38%    (6.15)%
Ratio to average net assets of:
 Expenses, before waivers and reimbursements                         1.26%       1.29%       1.34%       1.43%      1.47%     1.55%
 Expenses, net of waivers and reimbursements                         0.91%       0.92%       0.92%       0.91%      0.91%     0.91%
 Net investment loss, before waivers and
     reimbursements                                                 (0.54)%     (0.41)%     (0.12)%     (0.40)%    (0.10)%   (0.39)%
 Net investment income, net of waivers and
     reimbursements                                                 (0.19)%     (0.04)%      0.30%       0.12%      0.46%     0.24%
Portfolio turnover rate                                             48.67%      79.11%     108.29%     116.78%     85.93%    74.28%
Net assets at end of period (in thousands)                       $153,927    $123,380    $115,802    $106,250    $86,099   $57,801

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.

Financial Highlights
For the Six Months Ended May 31,
1999 (Unaudited) and the Years
Ended November 30,
Focused Growth Portfolio

                                                            Class C                                      Class D
                                            ----------------------------------------------------------------------------------------
                                              1999      1998      1997    1996 (a)    1999      1998      1997      1996    1995 (b)
Net asset value, beginning of period        $ 16.34   $ 16.16   $ 14.47   $ 13.46   $ 16.14   $ 16.01   $ 14.37   $ 12.48   $ 9.55
Income (loss) from investment operations:
 Net investment income (loss)                 (0.03)    (0.05)     0.01     (0.01)    (0.10)    (0.05)     0.03     (0.03)    0.02
 Net realized and unrealized gain              2.79      3.09      3.37      1.02      2.81      3.04      3.30      2.15     2.93
Total income from investment operations        2.76      3.04      3.38      1.01      2.71      2.99      3.33      2.12     2.95
Distributions to shareholders from:
 Net investment income                           --     (0.01)    (0.01)       --        --     (0.01)    (0.01)    (0.04)   (0.02)
 Net realized gain                            (1.26)    (2.85)    (1.68)       --     (1.26)    (2.85)    (1.68)    (0.19)      --
 Return of capital                               --        --        --        --        --        --        --        --       --
Total distributions to shareholders           (1.26)    (2.86)    (1.69)       --     (1.26)    (2.86)    (1.69)    (0.23)   (0.02)
Net increase                                   1.50      0.18      1.69      1.01      1.45      0.13      1.64      1.89     2.93
Net asset value, end of period              $ 17.84   $ 16.34   $ 16.16   $ 14.47   $ 17.59   $ 16.14   $ 16.01   $ 14.37   $12.48
Total return (c)                              17.78%    23.73%    26.75%     7.51%    17.62%    23.60%    26.52%    17.42%   30.97%
Ratio to average net assets of (d):
 Expenses, before waivers and reimbursements   1.50%     1.53%     1.58%     1.67%     1.65%     1.68%     1.73%     1.82%    1.86%
 Expenses, net of waivers and reimbursements   1.15%     1.16%     1.16%     1.15%     1.30%     1.31%     1.31%     1.30%    1.30%
 Net investment loss, before waivers and
     reimbursements                           (0.78)%   (0.66)%   (0.36)%   (0.64)%   (0.93)%   (0.81)%   (0.51)%   (0.80)%  (0.67)%
 Net investment income (loss), net of
waivers and reimbursements                    (0.43)%   (0.29)%    0.06%    (0.12)%   (0.58)%   (0.44)%   (0.09)%   (0.28)%  (0.11)%
Portfolio turnover rate                       48.67%    79.11%   108.29%   116.78%    48.67%    79.11%   108.29%   116.78%   85.93%
Net assets at end of period (in thousands)  $ 9,948   $ 8,719   $ 8,325   $ 6,993   $   812   $ 1,779   $ 1,206   $   656   $  489

(a) For the period June 14, 1996 (Class C Shares issue date) through November 30, 1996.
(b) For the period December 8, 1994 (Class D Shares issue date) through November 30, 1995.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31, 1999
(Unaudited) and the Years Ended November 30,
Small Company Index Portfolio

                                                                                  Class A
                                                    ----------------------------------------------------------------------
                                                        1999         1998        1997        1996       1995       1994
Net asset value, beginning of period                $  13.02       $  15.05    $  13.97    $  12.98    $ 10.86    $ 11.29
Income (loss) from investment operations:
 Net investment income                                  0.05           0.13        0.15        0.19       0.16       0.14
 Net realized and unrealized gain (loss)                1.15          (1.13)       2.69        1.75       2.67      (0.30)
Total income (loss) from investment operations          1.19          (1.00)       2.84        1.94       2.83      (0.16)
Distributions to shareholders from:
 Net investment income                                 (0.10)         (0.14)      (0.17)      (0.14)     (0.15)     (0.02)
 Net realized gain                                     (1.51)         (0.89)      (1.59)      (0.81)     (0.56)     (0.25)
 Return of capital                                        --             --          --          --         --         --
Total distributions to shareholders                    (1.60)         (1.03)      (1.76)      (0.95)     (0.71)     (0.27)
Net increase (decrease)                                (0.41)         (2.03)       1.08        0.99       2.12      (0.43)
Net asset value, end of period                      $  12.61       $  13.02    $  15.05    $  13.97    $ 12.98    $ 10.86
Total return (a)                                       10.33%         (7.02)%     23.06%      15.96%     27.76%     (1.54)%
Ratio to average net assets of (b):
 Expenses, before waivers and reimbursements            0.80%          0.74%       0.68%       0.79%      0.81%      0.86%
 Expenses, net of waivers and reimbursements            0.36%(c)       0.31%       0.32%       0.32%      0.32%      0.33%
 Net investment income, before waivers and
     reimbursements                                     0.85%          0.76%       0.86%       0.89%      0.82%      0.74%
 Net investment income, net of waivers and
     reimbursements                                     1.29%          1.19%       1.22%       1.36%      1.31%      1.27%
Portfolio turnover rate                                46.54%         59.21%      42.66%      46.26%     38.46%     98.43%
Net assets at end of period (in thousands)          $170,920       $139,100    $147,887    $112,856    $94,899    $77,120

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return does not reflect the .75% additional transaction fee that was in effect prior to April 1, 1998 which would reduce total return. Effective April 1, 1998, the additional transaction fee has been reduced to .50%.
(b) Annualized for periods less than a full year.
(c) Expense ratio, net of waivers and reimbursement, for the six months ended May 31, 1999 would have been 0.31% for Class A absent the effect of any interest expenses incurred by the fund's temporary borrowing against a credit line agreement.

Financial Highlights
For the Six Months Ended May 31, 1999
(Unaudited) and the Years Ended November 30,
Small Company Index Portfolio

                                                                    Class C                               Class D
                                                      --------------------------------------------------------------------------
                                                        1999        1998(a)     1999         1998      1997      1996    1995 (b)
Net asset value, beginning of period                  $ 12.98     $  13.89    $ 12.94      $ 15.01   $ 13.96   $ 12.95   $ 10.51
Income from investment operations:
 Net investment income                                   0.05         0.03       0.11         0.11      0.17      0.13      0.18
 Net realized and unrealized gain                        1.09        (0.94)      1.08        (1.19)     2.62      1.83      2.96
Total income from investment operations                  1.14        (0.91)      1.19        (1.08)     2.79      1.96      3.14
Distributions to shareholders from:
 Net investment income                                  (0.03)          --      (0.10)       (0.10)    (0.15)    (0.14)    (0.14)
 Net realized gain                                      (1.51)          --      (1.51)       (0.89)    (1.59)    (0.81)    (0.56)
 Return of capital                                         --           --         --           --        --        --        --
Total distributions to shareholders                     (1.54)          --      (1.61)       (0.99)    (1.74)    (0.95)    (0.70)
Net increase                                            (0.40)       (0.91)     (0.42)       (2.07)     1.05      1.01      2.44
Net asset value, end of period                        $ 12.58     $  12.98    $ 12.52      $ 12.94   $ 15.01   $ 13.96   $ 12.95
Total return (c)                                         9.89%       (6.54)%     9.83%       (7.58)%   22.68%    16.20%    31.62%
Ratio to average net assets of (d):
 Expenses, net of waivers and reimbursements             1.04%        0.55%      1.19%        0.70%     0.71%     0.71%     0.71%
 Expenses, before waivers and reimbursements             0.60%(e)     0.98%      0.75%(e)     1.13%     1.07%     1.18%     1.20%
 Net investment income, before waivers and
     reimbursements                                      0.61%        0.55%      0.46%        0.37%     0.40%     0.55%     0.41%
 Net investment income, net of waivers and
     reimbursements                                      1.05%        0.98%      0.90%        0.80%     0.76%     1.02%     0.90%
Portfolio turnover rate                                 46.54%       59.21%     46.54%       59.21%    42.66%    46.26%    38.46%
Net assets at end of period (in thousands)            $   361     $    870    $   559      $   855   $   690   $   269   $    44

(a) For the period January 8, 1998 (Class C Shares issue date) through November 30, 1998.
(b) For the period December 8, 1994 (Class D Shares issue date) through November 30, 1995.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year and does not reflect the .75% additional transaction fee that was in effect prior to April 1, 1998 which would reduce total return. Effective April 1, 1998, the additional transaction fee has been reduced to .50%.
(d) Annualized for periods less than a full period.
(e) Expense ratio, net of waivers and reimbursement, for the six months ended May 31, 1999 would have been 0.55% and 0.70% for Class C and D respectively absent the effect of any interest expenses incurred by the fund's temporary borrowing against a credit line agreement.

Financial Highlights
For the Six Months Ended May 31, 1999
(Unaudited) and the Years Ended November 30,
International Growth Portfolio

                                                                                   Class A
                                                   ---------------------------------------------------------------------
                                                       1999       1998       1997       1996        1995      1994 (a)
Net asset value, beginning of period                 $  11.78   $  10.52   $  10.63   $   9.88    $  10.21    $  10.00
Income (loss) from investment operations:
 Net investment income                                   0.11       0.09       0.11       0.10        0.12        0.05
 Net realized and unrealized gain (loss)                 0.93       1.90       0.31       0.87       (0.36)       0.16
Total income (loss) from investment operations           1.04       1.99       0.42       0.97       (0.24)       0.21
Distributions to shareholders from:
 Net investment income                                  (0.23)     (0.16)     (0.08)     (0.22)      (0.05)         --
 Net realized gain                                      (0.76)     (0.57)     (0.45)        --       (0.04)         --
 Return of capital                                         --         --         --         --          --          --
Total distributions to shareholders                     (0.99)     (0.73)     (0.53)     (0.22)      (0.09)         --
Net increase (decrease)                                  0.05       1.26      (0.11)      0.75       (0.33)       0.21
Net asset value, end of period                       $  11.83   $  11.78   $  10.52   $  10.63    $   9.88    $  10.21
Total return (b)                                         9.36%     20.44%      4.21%      9.96%      (2.32)%      2.11%
Ratio to average net assets of (c):
 Expenses, before waivers and reimbursements             1.31%      1.31%      1.37%      1.43%       1.38%       1.47%
 Expenses, net of waivers and reimbursements             1.06%      1.06%      1.06%      1.06%       1.06%       1.04%
 Net investment income, before waivers and
     reimbursements                                      1.33%      0.64%      0.66%      0.36%       0.90%       0.33%
 Net investment income, net of waivers and
     reimbursements                                      1.58%      0.89%      0.97%      0.73%       1.22%       0.76%
Portfolio turnover rate                                 85.67%    160.13%    154.62%    202.47%     215.31%      77.79%
Net assets at end of period (in thousands)           $114,123   $111,594   $106,774   $138,182    $148,704    $133,212

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(c) Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31, 1999
(Unaudited) and the Years Ended November 30,
International Growth Portfolio

                                                                                         Class D
                                                              -------------------------------------------------------------
                                                               1999(a)      1998      1997      1996      1995    1994 (b)
Net asset value, beginning of period                          $ 11.60     $ 10.39   $ 10.54   $  9.83   $ 10.21   $ 10.47
Income (loss) from investment operations:
   Net investment income                                        (0.01)       0.09      0.09      0.01      0.19        --
   Net realized and unrealized gain (loss)                       1.00        1.83      0.29      0.92     (0.48)    (0.26)
Total income (loss) from investment operations                   0.99        1.92      0.38      0.93     (0.29)    (0.26)
Distributions to shareholders from:
   Net investment income                                        (0.14)      (0.14)    (0.08)    (0.22)    (0.05)       --
   Net realized gain                                            (0.76)      (0.57)    (0.45)       --     (0.04)       --
   Return of capital                                               --          --        --        --        --        --
Total distributions to shareholders                             (0.90)      (0.71)    (0.53)    (0.22)    (0.09)       --
Net increase (decrease)                                          0.09        1.21     (0.15)     0.71     (0.38)    (0.26)
Net asset value, end of period                                $ 11.69     $ 11.60   $ 10.39   $ 10.54   $  9.83   $ 10.21
Total return (c)                                                 9.18%      19.91%     3.79%     9.59%    (2.78)%   (2.56)%
Ratio to average net assets of (d):
   Expenses, before waivers and reimbursements                   1.70%       1.70%     1.76%     1.82%     1.77%     1.78%
   Expenses, net of waivers and reimbursements                   1.45%       1.45%     1.45%     1.45%     1.45%     1.35%
   Net investment income (loss), before waivers and
     reimbursements                                             (0.34)%      0.34%     0.27%     0.07%     1.69%    (0.43)%
   Net investment income, net of waivers and
     reimbursements                                             (0.09)%      0.59%     0.58%     0.44%     2.01%       --
Portfolio turnover rate                                         85.67%     160.13%   154.62%   202.47%   215.31%    77.79%
Net assets at end of period (in thousands)                    $    10     $   203   $   234   $    94   $    20        --

(a) Financial highlights for the six months ended May 31, 1999 were calculated using average shares outstanding for the period.
(b) For the period November 16, 1994 (Class D Shares issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.
(d)  Annualized for periods less than a full year.

Financial Highlights
For the Six Months Ended May 31, 1999
(Unaudited) and the Year Ended November 30,
International Equity Index Portfolio

                                                                             Class A                  Class D
                                                            ---------------------------------------------------
                                                              1999       1998     1997(a))    1999    1998 (b)
Net asset value, beginning of period                         $ 11.98    $ 10.55    $ 10.00   $11.97   $  9.88
Income from investment operations:
   Net investment income                                        0.10       0.14       0.10     0.08        --
   Net realized and unrealized gain                             0.35       1.46       0.45     0.34      2.09
Total income from investment operations                         0.45       1.60       0.55     0.42      2.09
Distributions to shareholders from:
   Net investment income (loss)                                (0.24)     (0.17)        --    (0.23)       --
   Net realized gain                                           (0.54)        --         --    (0.54)       --
   Return of capital                                              --         --         --       --        --
Total distributions to shareholders                            (0.78)     (0.17)        --    (0.77)       --
Net increase                                                   (0.33)      1.43       0.55    (0.35)     2.09
Net asset value, end of period                               $ 11.65    $ 11.98    $ 10.55   $11.62   $ 11.97
Total return (c)                                                3.84%     15.50%      5.45%    3.61%    21.15%
Ratio to average net assets of (d):
   Expenses, before waivers and reimbursements                  0.93%      1.00%      1.08%    1.32%     1.39%
   Expenses, net of waivers and reimbursements                  0.52%      0.55%      0.51%    0.91%     0.94%
   Net investment income (loss), before waivers and             1.13%      0.91%      1.18%    0.74%    (0.80)%
     reimbursements
   Net investment income (loss), net of waivers and             1.54%      1.36%      1.75%    1.15%    (0.11)%
     reimbursements
Portfolio turnover rate                                         8.71%     41.53%      8.16%    8.71%    41.53%
Net assets at end of period (in thousands)                   $45,315    $44,940    $34,244   $   12   $    12

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) For the period October 5, 1998 (Class D Shares issue date) through November 30, 1998.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year and does not reflect the 1.00% additional transaction fee which would reduce total return.
(d)  Annualized for periods less than a full year.

For More Information

ANNUAL/SEMIANNUAL REPORT

Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Portfolios and their policies is also available in the Portfolios' Statement of Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports, and the SAI, are available free upon request by calling 1-800-637-1380.

To obtain other information and for shareholder inquiries:
By telephone - Call 1-800-637-1380
By mail - Northern Institutional Funds
      P.O. Box 75943
      Chicago, IL  60675
On the Internet - Text-only versions of the Portfolios' documents are available on the SEC's website at http://www.sec.gov

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                                    [LOGO]

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                          NORTHERN INSTITUTIONAL FUNDS


                               BALANCED PORTFOLIO
                             EQUITY INDEX PORTFOLIO
                          DIVERSIFIED GROWTH PORTFOLIO
                            FOCUSED GROWTH PORTFOLIO
                         SMALL COMPANY INDEX PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                             MARKETPOWER PORTFOLIO
                      INTERNATIONAL EQUITY INDEX PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO

     This Statement of Additional Information dated December 29, 1999 (the "Additional Statement") is not a prospectus. Copies of the prospectus dated December 29, 1999 for the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, Small Company Growth Portfolio, Mid Cap Growth Portfolio, MarketPower Portfolio, International Equity Index and International Growth Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling 1-800-637-1380 (toll-
free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The unaudited financial statements contained in the Semi-Annual Report to the Portfolio's shareholders for the period ended May 31, 1999 and the audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the Annual Report to the Portfolio's shareholders for the fiscal year ended November 30, 1998 are incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Semi-Annual or Annual Reports are incorporated by reference.

                                     INDEX

                                                                                         Page
                                                                                         ----
ADDITIONAL INVESTMENT INFORMATION........................................................   3
CLASSIFICATION AND HISTORY...............................................................   3
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..............................................   3
INVESTMENT RESTRICTIONS..................................................................  23
ADDITIONAL TRUST INFORMATION.............................................................  27
TRUSTEES AND OFFICERS....................................................................  27
INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN........................................  32
PORTFOLIO TRANSACTIONS...................................................................  39
PORTFOLIO VALUATION......................................................................  44
CO-ADMINISTRATORS AND DISTRIBUTOR........................................................  44
SHAREHOLDER SERVICING PLAN...............................................................  47
COUNSEL AND AUDITORS.....................................................................  49
IN-KIND PURCHASES AND REDEMPTIONS........................................................  49
PERFORMANCE INFORMATION..................................................................  50
TAXES....................................................................................  62
TAXATION OF CERTAIN FINANCIAL INSTRUMENTS................................................  63
FOREIGN INVESTORS........................................................................  64
DESCRIPTION OF SHARES....................................................................  65
OTHER INFORMATION........................................................................  70
FINANCIAL STATEMENTS.....................................................................  71
APPENDIX A...............................................................................   1
APPENDIX B...............................................................................   1

                                ----------------


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

                       ADDITIONAL INVESTMENT INFORMATION

                           Classification and History

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio except the MarketPower Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The MarketPower Portfolio is classified as non-diversified under the 1940 Act.

     Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust, formerly known as The Benchmark Funds, changed its name to Northern Institutional Funds on July 15, 1998. The Portfolios were formerly series of The Benchmark Funds, a Massachusetts business trust, and were reorganized into the Trust on March 31, 1998.

                  Investment Objectives, Strategies and Risks

     The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objectives of the MarketPower, Mid Cap Growth and Small Company Growth Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

     Warrants.  The Balanced, Diversified Growth, Focused Growth, Small Company
     --------
Index, Small Company Growth, Mid Cap Growth, MarketPower, International Equity Index and International Growth Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its total assets, taken at market value, in warrants. Warrants acquired by a Portfolio in shares or attached to other securities are not subject to this restriction.

     U.S. Government Obligations.  Examples of the types of U.S. Government
     ---------------------------
obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

     American Depository Receipts. The Portfolios may invest in ADRs. ADRs are
     -----------------------------
receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

     A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

     European Depository Receipts. The Portfolios may also invest in EDRs and
     ----------------------------
GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

     Foreign Securities.  Investment in foreign securities involves special
     ------------------
risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Portfolio to the extent that it invests in foreign stocks. The holdings of the Portfolios, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Although a Portfolio may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

     Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

     The Small Company Growth Portfolio may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

     To the extent consistent with its investment objective, a Portfolio may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank) which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

     Investors should understand that the expense ratios of the International Equity Index and International Growth Portfolios can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     As noted in the Prospectus, the International Equity Index Portfolio invests primarily in the equity securities included in the EAFE Index. As of November 30, 1998, fifteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the

Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom) constitute approximately 73% of the EAFE Index. Five Asian/Pacific countries (Australia, Hong Kong, Japan, New Zealand and Singapore) account for the remaining 27%.

     Countries in which the International Growth Portfolio may invest include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

     The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

     Foreign Currency Transactions. In order to protect against a possible loss
     -----------------------------
on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, MarketPower, International Equity Index and International Growth Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the investment management team anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, the International Growth Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

     Options.  Each Portfolio may buy put options and buy call options and write
     -------
covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, or foreign currencies and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

     A Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

     When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Supranational Bank Obligations.  The Balanced Portfolio may invest in
     ------------------------------
obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     Stripped Securities. The Balanced Portfolio may purchase stripped
     -------------------
securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Balanced Portfolio may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal

Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     The Prospectus discusses other types of stripped securities that may be purchased by the Balanced Portfolio, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     Asset-Backed Securities. The Balanced Portfolio may purchase asset backed
     -----------------------
securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the fixed income portion of the Balanced Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     Asset-backed securities acquired by the Balanced Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

      Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Balanced
      -------------------------------------------------------
Portfolio may enter into interest rate swaps or purchase interest rate floors or caps for hedging purposes and not for speculation. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The Portfolio will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Portfolio will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

     The International Equity Index and International Growth Portfolios may enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

     Inasmuch as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust, The Northern Trust Company ("Northern") and Northern Trust Quantitative Advisors, Inc. ("NTQA" and, collectively with Northern, the "Investment Advisers") believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolios' borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to interest rate or currency swaps will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the Portfolio.

     The Balanced Portfolio will not enter into an interest rate swap, floor or cap transaction, and the International Equity Index and International Growth Portfolios will not enter into currency swap transactions unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

     Equity Swaps. Each Portfolio may enter into equity swap contracts to invest
     ------------
in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolios' potential exposure, the Portfolios and the Investment Advisers believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

     The Portfolios will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers are incorrect in their forecasts of market values, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

     Futures Contracts and Related Options. Each Portfolio may invest in futures
     -------------------------------------
contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

     Real Estate Investment Trusts. The Small Company Index and the Small
     -----------------------------
Company Growth Portfolios may invest in equity real estate investment trusts ("REITs") that constitute a part of the Russell 2000 Small Stock Index. REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Portfolio bears directly in connection with its own operations.

     Securities Lending.  Collateral for loans of portfolio securities made by a
     ------------------
Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

     Forward Commitments, When-Issued Securities and Delayed Delivery
     ----------------------------------------------------------------
Transactions. When a Portfolio purchases securities on a when-issued, delayed
------------
delivery or forward commitment basis, the Portfolio will segregate liquid assets until three days prior to the settlement date having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments, or will otherwise cover its position. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

     Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
     ---------------------------------------------------------------------
Deposits and Bank Notes. Commercial paper represents short-term unsecured
-----------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu
                                                                  ---- -----
with other senior, unsecured obligations of the bank.

Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     Each Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Convertible Securities. Convertible securities entitle the holder to
     -----------------------
receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     In selecting convertible securities, the investment management team will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of Portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for the Portfolios may result from an improvement in the credit standing of an issuer whose securities are held in the Portfolio or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Portfolio or a general increase in interest rates may be expected to result in capital depreciation to the Portfolio.

     In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Portfolio that invests in convertible securities will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower quality securities.

     Risks Related to Small Company Securities. While the Investment Advisers
     ------------------------------------------
believe that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Small Company Index and Small Company Growth Portfolios' primary investments, and stocks of recently organized companies, in which the Portfolios may also invest, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

     The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Small Company Index and Small Company Growth Portfolios' shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

     The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Small Company Index or Small Company Growth Portfolio purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

     Insurance Funding Agreements. The Balanced Portfolio may invest in
     ----------------------------
insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. IFAs therefore will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

     Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds.  To the extent
     -------------------------------------------------------
consistent with their respective investment objectives, the Portfolios may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

     Variable and Floating Rate Instruments.  With respect to the variable and
     --------------------------------------
floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

     Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days.

     Repurchase Agreements.  Each Portfolio may agree to purchase portfolio
     ---------------------
securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Portfolio's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     Reverse Repurchase Agreements.  Each Portfolio may borrow funds by selling
     -----------------------------
portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolios will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Investment Companies.  With respect to the investments of the Portfolios in
     --------------------
the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

     Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

     As noted in the Prospectus, the International Equity Index Portfolio may invest in World Equity Benchmark Shares ("WEBS"), Standard & Poor's Depository Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

     WEBS are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of the International Equity Index Portfolio's shares could also be substantially and adversely affected, and the Portfolio's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, the Portfolio could be required to reconsider the use of WEBS as part of its investment strategy.

     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the International Equity Index Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

     Risks Related to Lower-Rated Securities.  While any investment carries some
     ---------------------------------------
risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

     There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

     The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The ratings of S&P, Moody's, Duff and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers perform their own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on their own credit analysis than is the case of mutual funds investing in higher-rated securities.

     In selecting lower-rated securities, the Investment Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Advisers monitor the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

     Yields and Ratings.  The yields on certain obligations, including the
     ------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Duff, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

     Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Advisers determine such retention is warranted.

     Stock Indices. The Standard & Poor's 500(R) Composite Stock Price Index
     -------------
(the "S&P 500 Index") is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Stock Index Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500 Index to track general stock market performance.

     The Standard & Poor's Midcap 400 Stock Index ("S&P MidCap 400 Index") is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 does not include foreign securities. As of June 1, 1999, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $200 million and $13.4 billion.

     The Russell 2000 Index is a market value-weighted index composed of the stocks of the smallest 2000 companies in the Russell 3000 Index, which is composed of the stocks of 3000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2000 companies, the Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of May 31, 1999, the average market capitalization of the companies included in the Russell 2000 Index was approximately $526.4 million. The Russell 2000 Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and accordingly, the Russell 2000 Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Small Cap Index or Small Cap Growth Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the Russell 2000 Index to track general market performance of small capitalization stocks.

     Tracking Variance.  As discussed in the Prospectus, the Equity Index, Small
     -----------------
Company Index and International Equity Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Portfolio's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the

Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. In the event the performance of a Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

     The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee on purchases of shares of the Portfolios. The purpose of the fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs--i.e., the increase in market prices which may result when the Portfolios purchase thinly traded stocks; (3) sales charges relating to the purchase of shares in certain unaffiliated investment companies; and, most importantly (4) the effect of the ``bid-ask'' spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the ``ask'' or purchase price, but are valued in the Portfolios at the last quoted bid price). The additional transaction fees represent the Investment Adviser's estimate of the brokerage and other transaction costs which may be incurred by the Small Company Index and International Equity Index Portfolios in acquiring stocks of small capitalization or foreign companies. Without the additional transaction fee, the Portfolios would generally be selling their shares at a price less than the cost to the Portfolios of acquiring the portfolio securities necessary to maintain their investment characteristics, thereby resulting in reduced investment performance for all shareholders in the Portfolios. With the additional transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing shareholders, but are defrayed by the transaction fees paid by those investors making additional purchases of shares.

     Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the
     --------------------------------------
Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

                            Investment Restrictions

     Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

     (3) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, enter into futures contracts and related options, and enter into forward currency contracts in accordance with its investment objective and policies.

     (5)  Invest in companies for the purpose of exercising control.

     (6) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities (and in the case of the International Growth Portfolio, yield curve options); futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps; and pair-off transactions (except in the case of the International Growth Portfolio). (This restriction does not apply to any type of option, futures contract, forward contract, short sale, swap or pair-off transaction unless it involves a put, call or combination thereof written by a Portfolio.)

     (8) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act. (This limitation does not apply to the MarketPower Portfolio.)

     (9) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, in the case of the International Equity Index Portfolios, securities of other investment companies) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (10) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the

     Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of Portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (11) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and each Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                 *     *     *

     In applying Restriction No. 9 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Except to the extent otherwise provided in Investment Restriction No. 9 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications (except that the International Growth Portfolio and the International Equity Index Portfolio will use the Morgan Stanley Capital International industry classification titles). Securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

     In addition, as a matter of fundamental policy, the International Equity Index and International Growth Portfolios will not issue senior securities except as stated in the Prospectus or this Additional Statement.

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

     As a non-fundamental investment restriction, the MarketPower Portfolio may not hold, at the end of any tax quarter, more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities). Also, as a non-fundamental investment restriction, the MarketPower Portfolio will not hold any securities (except U.S. government securities) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in the securities of any one issuer, except that up to 50% of the Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except the U.S. government, its agencies and instrumentalities).

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

--------------------------------------------------------------------------------------------------------
Name                                    Position(s)           Principal Occupation(s)
and Address                   Age        with Trust             During Past 5 Years
-----------                   ---        ----------             -------------------
--------------------------------------------------------------------------------------------------------
William H. Springer           70        Chairman         Director of Walgreen Co. (a retail drug
701 Morningside Drive                   and              store business) since April 1988; Director
Lake Forest, IL 60045                   Trustee          of Baker, Fentress & Co. (a closed-end,
                                                         non-diversified management investment
                                                         company) from April 1992 to present; Trustee
                                                         of Goldman Sachs Trust (a registered
                                                         investment company) from 1989 to present.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Name                                    Position(s)           Principal Occupation(s)
and Address                   Age       with Trust              During Past 5 Years
-----------                   ---       ----------              -------------------
--------------------------------------------------------------------------------------------------------
Richard Gordon Cline          64         Trustee         Chairman and Director of Hussman
4200 Commerce Court,                                     International Inc. (commercial refrigeration
Suite 300                                                company) since January 1998; Chairman of
Lisle, IL 60532                                          Hawthorne Inc. (a management advisory
                                                         services and private investment company)
                                                         since January 1996; Chairman, President and
                                                         CEO of NICOR Inc. (a diversified public
                                                         utility holding company) from 1985 to 1996;
                                                         Chairman and Director of the Federal Reserve
                                                         Bank of Chicago from 1992 to 1995; Director
                                                         of Central DuPage Health System, Pet
                                                         Incorporated (a commercial food company),
                                                         Whitman Corporation (a diversified holding
                                                         company), Kmart Corporation (a retailing
                                                         company), Ryerson Tull, Inc. (a metals
                                                         distribution company) and University of
                                                         Illinois Foundation.
--------------------------------------------------------------------------------------------------------
Edward J. Condon, Jr.         59         Trustee         Chairman and CEO of The Paradigm Group, Ltd.
Sears Tower, Suite 9650                                  (a financial advisor) since July 1993;
233 S. Wacker Drive                                      within the last five years he has served as:
Chicago, IL 60606                                        Vice Chairman and Director of Energenics
                                                         L.L.C. (a waste recycling company); Director
                                                         of Financial Pacific Company (an equipment
                                                         leasing company); Member of the Board of
                                                         Managers of The Liberty Hampshire Company,
                                                         LLC (a receivable securitization company);
                                                         Member of Advisory Board of Real-Time USA,
                                                         Inc. (a software company); Member of the
                                                         Board of Directors of University Eldercare,
                                                         Inc.; Member of the Board of Directors of
                                                         the Girl Scouts of Chicago; and Member of
                                                         the Board of Trustees of Dominican
                                                         University.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Name                                    Position(s)           Principal Occupation(s)
and Address                   Age       with Trust              During Past 5 Years
-----------                   ---       ----------              -------------------
--------------------------------------------------------------------------------------------------------
John W. English               66         Trustee         Private Investor since 1993; Vice President
50-H New England Ave.                                    and Chief Investment Officer of The Ford
P.O. Box 640                                             Foundation (a charitable trust) from 1981 to
Summit, NJ 07902-0640                                    1993; Trustee of The China Fund, Inc. (a
                                                         registered investment company), American Red
                                                         Cross in Greater New York, Mote Marine
                                                         Laboratory (a non-profit marine research
                                                         facility), State Street's Select Sector SPDR
                                                         Trust (a registered investment company),
                                                         Washington Mutual's WM Funds (a registered
                                                         investment company) and United Board for
                                                         Christian Higher Education in Asia.
                                                         Director of University of Iowa Foundation,
                                                         Blanton-Peale Institutes of Religion and
                                                         Health, Community Foundation of Sarasota
                                                         County and Duke Management Company (an
                                                         investment adviser).
--------------------------------------------------------------------------------------------------------
Sandra Polk Guthman           55         Trustee         President and CEO of Polk Bros. Foundation
420 N. Wabash Avenue                                     (an Illinois not-for-profit corporation)
Suite 204                                                from 1993 to present; Director of Business
Chicago, IL 60611                                        Transformation from 1992-1993 and Midwestern
                                                         Director of Marketing from 1988-1992 for IBM
                                                         (a technology company); Director of MBIA
                                                         Insurance Corporation of Illinois (bank
                                                         holding company) since 1994 and Avondale
                                                         Financial Corporation (a stock savings and
                                                         loan holding company) since 1995.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Name                                    Position(s)           Principal Occupation(s)
and Address                   Age       with Trust              During Past 5 Years
-----------                   ---       ----------              -------------------
--------------------------------------------------------------------------------------------------------
Frederick T. Kelsey           72         Trustee         Consultant to Goldman Sachs (an investment
3133 Laughing Gull Court                                 adviser) from December 1985 through February
Johns Island, SC 29455                                   1988; Director of Goldman Sachs Funds Group
                                                         (a financial services provider) and Vice
                                                         President of Goldman Sachs from May 1981
                                                         until his retirement in November 1985;
                                                         President and Treasurer of the Trust and
                                                         other investment companies affiliated with
                                                         Goldman Sachs through August 1985; President
                                                         from 1983 to 1985 and Trustee from 1983 to
                                                         1994 of The Centerland Funds and its
                                                         successor, The Pilot Funds (a registered
                                                         investment company); Trustee of various
                                                         management investment companies affiliated
                                                         with Zurich Kemper Investments (an
                                                         investment adviser).
--------------------------------------------------------------------------------------------------------
Richard P. Strubel            60         Trustee         Managing Director of Tandem Partners, Inc.
737 N. Michigan Avenue                                   (a privately held management services firm)
Suite 1405                                               since 1990; President and CEO of Microdot,
Chicago, IL 60611                                        Inc. (a privately held manufacturing firm)
                                                         from January 1984 to October 1994; Trustee
                                                         of Goldman Sachs Trust from 1987 to present;
                                                         Director of Kaynar Technologies Inc. (a
                                                         leading manufacturer of aircraft fasteners)
                                                         since March 1997; Trustee of the University
                                                         of Chicago; Director of Children's Memorial
                                                         Medical Center.
--------------------------------------------------------------------------------------------------------
Jylanne M. Dunne              39         President       Senior Vice President for Distribution
4400 Computer Drive                                      Services at First Data Investor Services
Westborough, MA 01581                                    Group, Inc. ("FDISG") (since 1988).
--------------------------------------------------------------------------------------------------------
Richard H. Rose               43         Vice President  Vice President and Division Manager of
4400 Computer Drive                                      Mutual Fund Administration at FDISG (since
Westborough, MA 01581                                    1994);  Senior Vice President at The Boston
                                                         Company Advisors, Inc. (prior thereto).
--------------------------------------------------------------------------------------------------------
Brian R. Curran               31         Treasurer       Director of Fund Administration at FDISG
4400 Computer Drive                                      (since 1997); Director of Fund
Westborough, MA 01581                                    Administration at State Street Bank
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Name                                    Position(s)           Principal Occupation(s)
and Address                   Age       with Trust              During Past 5 Years
-----------                   ---       ----------              -------------------
--------------------------------------------------------------------------------------------------------
                                                         (February 1997 to October 1997); Senior
                                                         Auditor at Price Waterhouse L.L.P. (February
                                                         1994 to February 1997); Manager of Fund
                                                         Accounting at State Street Bank and Trust
                                                         Company (prior thereto).
--------------------------------------------------------------------------------------------------------
Linda J. Hoard                51         Secretary       Counsel at FDISG (since 1998); Attorney
4400 Computer Drive                                      Consultant for Fidelity Investments (an
Westborough, MA 01581                                    investment adviser), Investors Bank & Trust
                                                         Company (a financial service provider) and
                                                         FDISG (September 1994 to June 1998); Vice
                                                         President and Assistant General Counsel at
                                                         MFS Investment Management (an investment
                                                         adviser) (prior thereto).
--------------------------------------------------------------------------------------------------------
Teresa M.R. Hamlin            34         Assistant       Counsel at FDISG (since 1994); Paralegal
4400 Computer Drive                      Secretary       Manager at The Boston Company Advisors, Inc.
Westborough, MA 01581                                    (an investment adviser) (prior thereto).
--------------------------------------------------------------------------------------------------------
Therese Hogan                 36         Assistant       Director of the State Regulation Department
4400 Computer Drive                      Secretary       at FDISG (since 1994); Senior Legal
Westborough, MA 01581                                    Assistant at Palmer and Dodge (a
                                                         Massachusetts law firm) (prior thereto).
--------------------------------------------------------------------------------------------------------

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, FDISG and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

     Each officer holds comparable positions with certain other investment companies for which Investor Services Group provides services.

     Each Trustee earns a quarterly retainer of $6,750 and the Chairman of the Board earns a quarterly retainer of $10,125. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees have established an Audit Committee consisting of three members including a Chairman of the Committee. The Audit Committee members are Messrs. Condon, and

Strubel (Chairman). Each member earns a fee of $2,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,500.

     Each Trustee will hold office for an indefinite term until the earliest of
(1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

     The Trust's officers do not receive fees from the Trust for services in such capacities, although Investor Services Group, of which they are also officers, receives fees from the Trust for co-administrative services.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1998:

                                           Pension or
                                           Retirement
                         Aggregate          Benefits              Total
                        Compensation       Accrued as          Compensation
                          from the       Part of Trust's        from Trust
     Name of Trustee       Trust            Expenses         Paid to Trustees
     ---------------       -----            --------         ----------------
William H. Springer       $46,750              $0                 $46,750
Richard G. Cline          $34,000              $0                 $34,000
Edward J. Condon, Jr.     $37,000              $0                 $37,000
John W. English           $32,500              $0                 $32,500
Sandra Polk Guthman       $34,000              $0                 $34,000
Frederick T. Kelsey/1/    $37,000              $0                 $37,000
Richard P. Strubel        $42,250              $0                 $42,250

-----------------------
/1/  Mr. Kelsey retired from the Board of Trustees on [date].

Investment Advisers, Transfer Agent and Custodian

     Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of September 30, 1999, the Investment Advisers and their affiliates had approximately $___ billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

     Subject to the general supervision of the Board of Trustees, the Investment Advisers make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for each Portfolio. The Advisory Agreements with the Trust provide that in selecting brokers or dealers to place orders for transactions (a) on common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (b) on bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate of Northern exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

     On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which the Investment Advisers act as adviser), the Advisory Agreements provide that the Investment Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best overall terms available with respect to common and preferred stock, and best net price and execution with respect to bonds and other fixed income obligations. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio.

     The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as their services under such Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreements) or, in lieu thereof, contribute to resulting losses.

     At a meeting held on September 2, 1997, shareholders of the International Growth Portfolio approved a new advisory agreement with Northern and another wholly-owned subsidiary of Northern Trust Corporation (The Northern Trust Company of Connecticut, formerly, RCB Trust Company, which has principal offices at 300 Atlantic Street, Stamford, Connecticut 06901) that would permit the Portfolio to implement a "manager-of-managers" structure. The new advisory agreement would be identical in all material respects to the current Advisory Agreement for the International Growth Portfolio, except that the new agreement would appoint both Northern and The Northern Trust Company of Connecticut as the advisers of the Portfolio and would allow the advisers to (1) delegate their duties to sub-advisers, (2) implement a manager-of-managers structure and (3) enter into sub-advisory agreements in the future without further shareholder approval. Fees payable to the sub-advisers would be payable by Northern and The Northern Trust Company of Connecticut and not by the Portfolio, and the current investment advisory fee rate payable by the Portfolio would not change. Although the Securities and Exchange Commission (the "SEC") has granted an exemption permitting the Portfolio to implement a manager-of-managers structure, the new advisory agreement will not become effective until the Trust's Board of Trustees acts to effectuate the structure with respect to the Portfolio. At present, it is uncertain when, or if, the manager-of-managers structure will become effective.

     Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, Northern has undertaken to perform some or all of the following services: (1) establish and maintain an omnibus account in the name of each Institution; (2) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (3) act as the income disbursing agent of the Trust; (4) answer inquiries from Institutions; (5) provide periodic statements of account to each Institution;
(6) process and record the issuance
and redemption of shares in accordance with instructions from the Trust or its administrator; (7) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices);
(8) preserve all records; and (9) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, Northern has also undertaken to perform some or all of the following services: (1) establish and maintain separate accounts in the name of the investors; (2) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (3) disburse redemption proceeds; (4) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (5) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (6) provide periodic statements of account; (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors;
(10) furnish the Trust with all pertinent Blue Sky information; (11) perform all required tax withholding; (12) preserve records; and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%,
 .10% and .15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Portfolios.

     Under its Custodian Agreement (and in the case of the International Growth Portfolio and International Equity Index Portfolio, its Foreign Custody Agreement) with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between Northern and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under either Agreement. Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolio's foreign securities.

     As compensation for the services rendered to the Trust by Northern as custodian with respect to each Portfolio except the International Growth Portfolio and International Equity Index Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

     As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth Portfolio and International Equity Index Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Growth Portfolio and International Equity Index Portfolio, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign custodian for telephone, postage, courier fees, office supplies and duplicating.

     Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

     Unless sooner terminated, the Advisory Agreements, the Custodian Agreement (or, in the case of the International Growth Portfolio and International Equity Index Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern or NTQA and by Northern or NTQA on 60 days' written notice to the Trust.

     Prior to April 1, 1998, Northern served as investment adviser to the Equity Index, Small Company Index and International Equity Index Portfolios on the same terms as those described above.

     For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                                1998        1997       1996
                                                ----        ----       ----
Balanced Portfolio                          $  297,879    $270,536 $  226,872
Equity Index Portfolio                       1,136,850     830,952    603,016
Diversified Growth Portfolio                   905,091     795,346    768,689
Focused Growth Portfolio                     1,045,682     934,052    811,643
Small Company Index Portfolio                  248,736     242,421    212,150
International Growth Portfolio                 869,641     993,121  1,089,874
International Equity Index Portfolio (1)       117,326      44,662        N/A

-------------------
(1)  Commenced investment operations on April 1, 1997.

     For the fiscal years or periods ended November 30 as indicated, the Investment Advisers waived advisory fees as follows:

                                                1998        1997       1996
                                                ----        ----       ----
Balanced Portfolio                          $  178,727  $  162,322 $  136,185
Equity Index Portfolio                       2,273,722   1,661,904  1,206,801
Diversified Growth Portfolio                   411,405     361,521    349,197
Focused Growth Portfolio                       392,131     350,269    304,447
Small Company Index Portfolio                  248,733     242,421    212,148
International Growth Portfolio                 217,410     248,280    272,159
International Equity Index Portfolio (1)       117,319      44,662        N/A

-------------------
(1)  Commenced investment operations on April 1, 1997.


     For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                1998        1997       1996
                                                ----        ----       ----
Balanced Portfolio                          $   11,754    $ 10,622    $ 8,853
Equity Index Portfolio                         249,731     172,360     92,186
Diversified Growth Portfolio                    17,453      15,280     14,368
Focused Growth Portfolio                        23,773      19,546     12,738
Small Company Index Portfolio                   13,858      12,676     11,706
International Growth Portfolio                  11,469      12,624     13,559
International Equity Index Portfolio (1)         4,696       1,780        N/A

-------------------
(1)  Commenced investment operations on April 1, 1997.


     For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Growth Portfolio and International Equity Index Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                              1998      1997      1996
                                              ----      ----      ----
Balanced Portfolio                          $ 22,993  $ 24,371  $ 21,294
Equity Index Portfolio                       268,057   142,960   154,259
Diversified Growth Portfolio                  28,035    27,587    26,634
Focused Growth Portfolio                      28,583    23,050    21,498
Small Company Index Portfolio                227,658    66,695    67,319
International Growth Portfolio               122,373   158,611   170,117
International Equity Index Portfolio (1)      67,398    49,999       N/A

-------------------
(1)  Commenced investment operations on April 1, 1997.

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern and NTQA believe that they may perform the services contemplated by their agreements with the Trust without violation of such banking laws or regulations, which are applicable to them. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern and NTQA from continuing to perform such services for the Trust.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern or NTQA in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern or NTQA and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by FDISG. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.

     Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

     To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

     During the fiscal year ended November 30, 1998, the Balanced Portfolio acquired and sold securities of Lehman Brothers, Inc. and Merrill Lynch & Co., Inc., each a regular broker/dealer. At November 30, 1998, the Balanced Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Donaldson Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $202,000; Lehman Brothers, Inc., with an approximate aggregate market value of $837,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $90,000; and Salomon Brothers, Inc., with an approximate aggregate market value of $667,000.

     During the fiscal year ended November 30, 1998, the Equity Index Portfolio acquired and sold securities of Bankers Trust, Bear Stearns & Co., Lehman Brothers, Inc., J.P. Morgan Securities, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Group, Inc., each a regular broker/dealer. At November 30, 1998, the Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bankers Trust, with an approximate aggregate market value of $1,166,000; Bear Stearns & Co., with an approximate aggregate market value of $664,000; Lehman Brothers, Inc., with an approximate aggregate market value of $824,000; J.P. Morgan Securities, Inc., with an approximate aggregate market value of $2,629,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $3,637,000; and Morgan Stanley Group, Inc., with an approximate aggregate market value of 5,681,000.

     During the fiscal year ended November 30, 1998, the Diversified Growth Portfolio acquired and sold securities of Merrill Lynch & Co., Inc., a regular broker/dealer. At November 30, 1998, the Diversified Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Merrill Lynch & Co., Inc., with an approximate aggregate market value of $510,000.

     During the fiscal year ended November 30, 1998, the Focused Growth Portfolio acquired and sold securities of Merrill Lynch & Co., Inc., a regular broker/dealer. At November 30, 1998, the Focused Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Merrill Lynch & Co., Inc., with an approximate aggregate market value of $1,826,000.

     During the fiscal year ended November 30, 1998, the Small Company Index Portfolio acquired and sold securities of Everen Capital Corp. and Hambrecht and Quist, each a regular broker/dealer. At November 30, 1998, the Small Company Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Everen Capital Corp., with an approximate aggregate market value of $47,000; and Hambrecht and Quist, with an approximate aggregate market value of $63,000.

     During the fiscal year ended November 30, 1998, the International Equity Index Portfolio acquired and sold securities of ABN-AMRO, HSBC Securities, Inc., Nomura Securities Co. and UBS Securities, each a regular broker/dealer. At November 30, 1998, the International Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: ABN-AMRO, with an approximate aggregate market value of $204,000; HSBC Securities, Inc., with an approximate aggregate market value of $424,000; Nomura Securities Co., with an approximate aggregate market value of $117,000; and UBS Securities, with an approximate aggregate market value of $421,000.

     During the fiscal year ended November 30, 1998, the International Growth Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 1998, the MarketPower, Mid Cap Growth and Small Company Growth Portfolios had not yet commenced operations.

     For the fiscal years ended November 30 as indicated, each Portfolio paid brokerage commissions as follows:

                                       Total          Total        Brokerage
       Fiscal                        Brokerage      Amount of     Commissions
        Year           Total        Commissions    Transactions      Paid
       Ended         Brokerage        Paid to        On Which     to Brokers
     November 30,   Commissions     Affiliated     Commissions     Providing
        1998           Paid         Brokers/1/        Paid         Research/4/
        ----           ----         ---------         ----         ---------
Balanced
Portfolio            $ 33,693       $ 2,794        $ 24,707,706     $ 25,032
                                     (8.29%)/2/        (1.91%)/3/

Equity
Index
Portfolio             148,670             0         590,431,860      125,498

Focused
Growth
Portfolio             257,630        12,648         178,606,124      208,872
                                     (4.91%)/2/      (0.12%)/3/

Diversified
Growth
Portfolio             148,788        19,748         116,674,485      122,744
                                    (13.27%)/2/      (2.23%)/3/

Small Company
Index
Portfolio              98,346             0         139,815,827       97,942

International
Growth
Portfolio             933,041        23,687         325,994,274      581,629
                                     (2.54%)/2/     (3.32%)/3/

International
Equity Index
Portfolio              72,801             0          43,852,342       61,732

---------------------------
1 Goldman, Sachs & Co., the Trust's distributor prior to May 1, 1999, was the only affiliated broker utilized by the Trust during the fiscal year.
2    Percentage of total commissions paid.
3 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
4 The amounts of the transactions involving commissions paid to brokers providing research were $18,453,666, $537,682,036, $145,818,514,
     $94,871,574, $139,042,814, $198,366,763 and $36,469,237 for the Balanced,
     Equity Index, Focused Growth, Diversified Growth, Small Company Index, International Growth and International Equity Index Portfolios, respectively.

                                                        Total                     Total                Brokerage
        Fiscal                                        Brokerage                 Amount of             Commissions
         Year                   Total                Commissions              Transactions                Paid
         Ended                Brokerage                Paid to                  On Which               to Brokers
     November 30,            Commissions              Affiliated               Commissions             Providing
         1997                    Paid                 Brokers/1/                  Paid                  Research
         ----                    ----                 -------                     ----                  --------
Balanced
Portfolio                   $   32,642                $       0               $ 20,396,168            $   25,974

Equity
Index
Portfolio                      131,385                        0                254,772,161               121,495

Focused
Growth
Portfolio                      300,436                    1,484                226,791,529               260,384
                                                         (0.49%)/2/              (0.59%)/3/

Diversified
Growth
Portfolio                      202,193                        0                132,628,487               186,656

Small Company
Index
Portfolio                       73,241                        0                 93,889,780                73,173

International
Growth
Portfolio                    1,163,242                        0                374,185,022               644,392

International
Equity Index
Portfolio                       56,347                        0                 26,892,453                56,347

______________________________
1 Goldman, Sachs & Co., the Trust's distributor prior to May 1, 1999, was the only affiliated broker utilized by the Trust during the fiscal year.
2  Percentage of total commissions paid.
3 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

                                                        Total                   Total                 Brokerage
        Fiscal                                        Brokerage               Amount of              Commissions
         Year                    Total               Commissions            Transactions                Paid
         Ended                 Brokerage               Paid to                On Which               to Brokers
     November 30,             Commissions            Affiliated              Commissions              Providing
         1996                    Paid                 Brokers/1/                Paid                  Research
         ----                    ----                 -------                   ----                  --------
Balanced
Portfolio                     $   53,002              $       0             $ 33,133,354             $   34,545

Equity
Index
Portfolio                         86,325                      0              176,685,003                 71,053

Focused
Growth
Portfolio                        325,022                  5,623              189,320,203                248,133
                                                        (1.73%)/2/             (1.10%)/3/
Diversified
Growth
Portfolio                        266,884                      0              170,853,039                228,062

Small Company
Index
Portfolio                         90,057                      0               74,698,179                 44,761

International
Growth
Portfolio                      1,797,065                      0              531,192,806                636,028

_______________________________
1 Goldman, Sachs & Co., the Trust's distributor prior to May 1, 1999, was the only affiliated broker utilized by the Trust during the fiscal year.
2  Percentage of total commissions paid.
3 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

Portfolio Valuation

  U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Adviser has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Co-Administrators and Distributor

  Northern and Investor Services Group, 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Portfolios under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, Northern and Investor Services Group (the "Co-Administrators") provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (a) maintaining office facilities and furnishing corporate officers for the Trust; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (d) preparing and submitting reports to the Trust's shareholders and the SEC; (e) preparing and printing financial statements; (f) preparing monthly Portfolio profile reports; (g) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (h) assisting in marketing strategy and product development; (i) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (j) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (k) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (l) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares.

  Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .15% of the average daily net assets of each of the International Equity Index and International Growth Portfolios, and
 .10% of the average daily net assets of each other Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and .10% of each other Portfolio's average daily net assets.

  Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement substantially similar to the Co-Administration Agreement currently in effect with Northern and FDISG. For the fiscal years or periods ended November 30 as indicated, Goldman Sachs received fees under its administration agreement with the Trust (after fee waivers) in the amount of:

                                                                           1998               1997               1996
                                                                           ----               ----               ----
Balanced Portfolio                                                     $   59,575          $  54,096          $  45,373
Equity Index Portfolio                                                  1,136,850            830,785            603,816
Diversified Growth Portfolio                                              164,560            144,576            139,259
Focused Growth Portfolio                                                  130,709            116,431            101,553
Small Company Index Portfolio                                             124,365            121,184            106,073
International Growth Portfolio                                            163,058            159,139            136,235
International Equity Index Portfolio (1)                                   70,396             26,233                N/A

__________________
(1)  Commenced investment operations on April 1, 1997.


  Prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its administration fee for each Portfolio resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce administration fees by the following amounts for the fiscal years or periods ended November 30 as indicated:

                                                                                1998            1997               1996
                                                                                ----            ----               ----
Balanced Portfolio                                                        $       0           $ 32,260          $  68,595
Equity Index Portfolio                                                            0             52,050            176,462
Diversified Growth Portfolio                                                      0             68,234            170,691
Focused Growth Portfolio                                                          0             63,979            148,402
Small Company Index Portfolio                                                     0             65,061            152,457
International Growth Portfolio                                                    0             68,541            168,984
International Equity Index Portfolio (1)                                          0              1,460                N/A

__________________
(1)  Commenced investment operations on April 1, 1997.

  In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There have been no waivers pursuant to this agreement during the last three fiscal years.

  Goldman Sachs had agreed each year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceeded on an annualized basis .25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and .10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking was contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal years or periods ended November 30 as indicated were to reduce the expenses of each Portfolio by:

                                                                          1998              1997               1996
                                                                          ----              ----               ----
Balanced Portfolio                                                     $  78,916          $  74,341          $  65,547
Equity Index Portfolio                                                   504,482            304,060            306,865
Diversified Growth Portfolio                                              82,995             89,069             98,425
Focused Growth Portfolio                                                  83,616             79,410             80,020
Small Company Index Portfolio                                            282,541            128,881            134,838
International Growth Portfolio                                            49,890             67,398             55,347
International Equity Index Portfolio (1)                                  98,328             56,393                N/A

__________________
(1)  Commenced investment operations on April 1, 1997.

  Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2001, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after April 30, 2001 without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after April 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

  The Trust may terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.

  The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC, as agent, sells shares of each Portfolio on a continuous basis. Northern Funds

Distributors, LLC pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to Northern Funds Distributors, LLC for such distribution services. Northern Funds Distributors, LLC is a wholy-owned subsidiary of Provident Distributors, Inc. ("PDI"). PDI, based in West Conshohocken, Pennsylvania, is an independently owned and operated broker-dealer.

  The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify Northern Funds Distributors, LLC against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by Northern Funds Distributors, LLC, or those resulting from the willful misfeasance, bad faith or negligence of Northern Funds Distributors, LLC, or Northern Funds Distributors, LLC's breach of confidentiality.

  Under a Service Mark License Agreement with Northern Funds Distributors, LLC, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, Northern Funds Distributors, LLC will cease using the name "Northern Funds."

Shareholder Servicing Plan

  As stated in the Portfolios' Prospectus, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than .15% and .25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

  For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                                                  1998                 1997                  1996
                                                                  ----                 ----                  ----
Balanced Portfolio
   Class C (1)                                               $   7,927             $   8,026             $   7,123
   Class D (2)                                                   1,860                   710                    61
Equity Index Portfolio
   Class C                                                     148,096                99,924                46,497
   Class D                                                      84,248                52,360                 7,257
Diversified Growth Portfolio
   Class C                                                         N/A                   N/A                   N/A
   Class D                                                       2,669                 1,466                   703
Focused Growth Portfolio
   Class C (3)                                                  13,754                11,222                 3,028
   Class D                                                       4,375                 2,037                 1,224
Small Company Index Portfolio
   Class C (4)                                                     338                   N/A                   N/A
   Class D                                                       2,173                   993                   252
International Growth Portfolio
   Class C                                                         N/A                   N/A                   N/A
   Class D                                                         825                   379                   201
International Equity Index Portfolio
   Class D (5)                                                       5                   N/A                   N/A

_____________________________
(1)  Class C Shares were issued on December 29, 1995.
(2)  Class D Shares were issued on February 20, 1996.
(3)  Class C Shares were issued on June 14, 1996.
(4)  Class C Shares were issued on January 8, 1998.
(5)  Class D Shares were issued on October 5, 1998.

  Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (1) establishing and maintaining separate account records of Customers or other investors; (2) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other investors in accordance with applicable law; (5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other investors; (7) providing information periodically to Customers or other investors showing their positions in shares; (8) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (9) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors;
(11) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (12) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; and (16) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

  The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

  The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

  Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

  Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

  Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

  The additional transaction fee described in the Prospectus with respect to the Small Company Index Portfolio and the International Equity Index Portfolio does not apply to in-kind purchases of shares that are structured to minimize the related brokerage, market impact costs and other transaction costs to such Portfolios as described in the Prospectus.

  Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.


                            PERFORMANCE INFORMATION

  The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), S&P 500 Index, S&P/Barra Growth Index, the Russell 2000 Index, the EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

  The Portfolios calculate their total returns for each class of shares separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

  Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                         /1/
                              T = [(ERV)]/n/ - 1
                                  ----------
                                       P

Where:    T =  average annual total return;

          ERV = ending redeemable value at the end of the applicable period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period;

          P =  hypothetical initial payment of $1,000; and

          n = period covered by the computation, expressed in terms of years.

  Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                  T=[(ERV)]-1
                                      ---
                                       P

  The Small Company Index and International Equity Index Portfolios may advertise total return data without reflecting the .50% and 1.00% portfolio transaction fee in accordance with the rules of the SEC. Quotations which do not reflect the fee will, of course, be higher than quotations which do.

  The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) the portfolio transaction fee is taken into account for purchases of shares of the Small Company Index Portfolio and the International Equity Index Portfolio. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Total return calculations excluding the transaction fee are also provided for the Small Company Index Portfolio and the International Equity Index Portfolio.

  The average annual total returns and aggregate total returns shown below for the Diversified Growth, Equity Index, Small Company Index, International Growth, MarketPower, and Mid Cap Growth Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A

Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

  Following commencement of operations of the Portfolios, Goldman Sachs reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fee for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Co-Administrators and Distributor" and "- Investment Advisers, Transfer Agent and Custodian," and Northern waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                                                                      For Periods Ended November 30, 1998
                                          Average Annual Total Returns (%)                   Aggregate Total Returns (%)
                                                                       Since                                              Since
                                   1 Year      5 Year      10 Year   Inception     1 Year       5 Year       10 Year    Inception
                                   ------      ------      -------   ---------     ------       ------       -------    ---------
Diversified Growth/1/
Class A                             25.22       17.37        16.17        -         25.22       122.73        347.65         -
  with fee waivers and
  expense reimbursements

  without fee waivers and           24.85       16.91        15.70        -         24.85       118.40        329.87         -
  expense reimbursements

Class D
  with fee waivers and              24.73       17.02        16.00        -         24.73       119.43        341.14         -
  expense reimbursements

  without fee waivers and           24.36       16.56        15.52        -         24.36       115.15        323.23         -
  expense reimbursements

Focused Growth/2/
Class A
  with fee waivers and              24.03       17.47          -        16.92       24.03       123.68          -         133.38
  expense reimbursements

  without fee waivers and           23.58       24.25          -        21.46       23.58       196.13          -         186.93
  expense reimbursements

Class C
  with fee waivers and              23.73       17.34          -        16.80       23.73       122.45          -         132.08
  expense reimbursements

  without fee waivers and           23.28       16.75          -        16.19       23.28       116.91          -         125.60
  expense reimbursements

Class D
  with fee waivers and              23.60       17.12          -        16.59       23.60       120.37          -         129.87
  expense reimbursements

  without fee waivers and           23.15       16.53          -        15.97       23.15       114.88          -         123.31
  expense reimbursements

                                                                      For Periods Ended November 30, 1998
                                          Average Annual Total Returns (%)                   Aggregate Total Returns (%)
                                                                       Since                                              Since
                                   1 Year      5 Year      10 Year   Inception     1 Year       5 Year       10 Year    Inception
                                   ------      ------      -------   ---------     ------       ------       -------    ---------
Equity Index/3/
Class A
  with fee waivers and              23.39       22.64        18.42       -          23.39       177.43        442.31       -
  expense reimbursements

  without fee waivers and           23.09       22.29        18.04       -          23.09       173.50        425.16       -
  expense reimbursements

Class C
  with fee waivers and              23.09       22.46        18.33       -          23.09       175.40        438.20       -
  expense reimbursements

  without fee waivers and           22.79       22.11        17.96       -          22.79       171.49        421.61       -
  expense reimbursements

Class D
  with fee waivers and              22.90       22.30        18.25       -          22.90       173.61        434.58       -
  expense reimbursements

  without fee waivers and           22.59       21.96        17.89       -          22.59       169.83        418.53       -
  expense reimbursements

Small Company Index/4/
Class A
  with fee waivers and              -7.48       10.68        12.20       -          -7.48        66.09        216.18       -
  expense reimbursements
  and portfolio transaction fee

  with fee waivers and              -7.02       10.79        12.26       -          -7.02        66.92        217.87       -
  expense reimbursements
  but without portfolio
  transaction fee

  without fee waivers and           -7.88       10.17        11.65       -          -7.88        62.30        201.01       -
  expense reimbursements
  but with portfolio
  transaction fee

  without fee waivers and           -7.42       10.28        17.71       -          -7.42        63.11        202.64       -
  expense reimbursements
  and portfolio transaction fee

                                                                      For Periods Ended November 30, 1998
                                          Average Annual Total Returns (%)                   Aggregate Total Returns (%)
                                                                       Since                                              Since
                                   1 Year      5 Year      10 Year   Inception     1 Year       5 Year       10 Year    Inception
                                   ------      ------      -------   ---------     ------       ------       -------    ---------
Small Company Index/4/
Class C
  with fee waivers and expense      -7.79       10.60        12.17        -         -7.79        65.49        215.33       -
  reimbursements and portfolio
  transaction fee

  with fee waivers and expense      -7.33       10.71        12.22        -         -7.33        66.32        216.74       -
  reimbursements but without
  portfolio transaction fee

  without fee waivers and           -8.18       10.10        11.61        -         -8.18        61.78        199.94       -
  expense reimbursements but
  with portfolio transaction fee

  without fee waivers and           -7.72       10.28        11.67        -         -7.72        63.11        201.55       -
  expense reimbursements and
  portfolio transaction fee

Class D
  with fee waivers and              -8.04       10.46        12.09        -         -8.04        64.45        213.09       -
  expense reimbursements and
  portfolio transaction fee

  with fee waivers and expense      -7.58       10.57        12.15        -         -7.58        65.27        214.77       -
  reimbursements but without
  portfolio transaction fee

  without fee waivers and           -5.87       10.32        11.73        -         -5.87        63.41        203.18       -
  expense reimbursements but
  with portfolio transaction fee

  without fee waivers and           -5.40       10.43        11.78        -         -5.40        64.22        204.54
  expense reimbursements and
  portfolio transaction fee

MarketPower/5/
Class A
  with fee waivers and
  expense reimbursements

  without fee waivers and
  expense reimbursements

Class C
  with fee waivers and

                                                                      For Periods Ended November 30, 1998
                                          Average Annual Total Returns (%)                   Aggregate Total Returns (%)
                                                                       Since                                              Since
                                   1 Year      5 Year      10 Year   Inception     1 Year       5 Year       10 Year    Inception
                                   ------      ------      -------   ---------     ------       ------       -------    ---------
  expense reimbursements

  without fee waivers and
  expense reimbursements

Class D
  with fee waivers and
  expense reimbursements

  without fee waivers and
  expense reimbursements

Mid Cap Growth/6/
Class A
  with fee waivers and
  expense reimbursements

  without fee waivers and
  expense reimbursements

Class C
  with fee waivers and
  expense reimbursements

  without fee waivers and
  expense reimbursements

Class D
  with fee waivers and
  expense reimbursements

  without fee waivers and
  expense reimbursements

                                                                      For Periods Ended November 30, 1998
                                          Average Annual Total Returns (%)                   Aggregate Total Returns (%)
                                                                       Since                                              Since
                                   1 Year      5 Year      10 Year   Inception     1 Year       5 Year       10 Year    Inception
                                   ------      ------      -------   ---------     ------       ------       -------    ---------
International Growth/7/
Class A
  with fee waivers and              20.52        9.43      -            6.94        20.52        56.92          -           75.97
  expense reimbursements

  without fee waivers and           20.25        9.06      -            6.58        20.25        54.29          -           71.11
  expense reimbursements

Class D
  with fee waivers and              19.96        9.06      -            6.79        19.96        54.29          -           72.97
  expense reimbursements

  without fee waivers and           19.69        8.70      -            6.37        19.69        51.76          -           68.27
  expense reimbursements

Balanced/8/
Class A
  with fee waivers and              16.90       12.36      -           11.98        16.90        79.08          -           84.66
  expense reimbursements

  without fee waivers and           16.44       11.67      -           11.26        16.44        73.65          -           78.35
  expense reimbursements

Class C
  with fee waivers and              16.61       12.19      -           11.82        16.61        77.73          -           83.30
  expense reimbursements

  without fee waivers and           16.15       11.51      -           11.13        16.15        72.41          -           77.18
  expense reimbursements

Class D
  with fee waivers and              16.45       12.12      -           11.76        16.45        77.18          -           82.69
  expense reimbursements

  without fee waivers and           15.99       11.43      -           11.06        15.99        71.80          -           76.59
  expense reimbursements

                                                           For Periods Ended November 30, 1998
                                          Average Annual Total Returns (%)                Aggregate Total Returns (%)
                                                                      Since                                     Since
                                      1 Year     5 Year  10 Year    Inception    1 Year    5 Year  10 Year    Inception
                                      ------     ------  -------    ---------    ------    ------  -------    ---------
International Equity Index/9/
Class A
  with fee waivers and                14.36      -        -          11.90       14.36      -         -          20.59
  expense reimbursements
  and portfolio transaction fee

  with fee waivers and expense        15.50      -        -          12.57       15.50      -         -          21.80
  reimbursements but without
  portfolio transaction fee

  without fee waivers and             13.87      -        -          10.94       13.87      -         -          18.88
  expense reimbursements but with
  portfolio transaction fee

  without fee waivers and             15.01      -        -          11.60       15.01      -         -          20.07
  expense reimbursements
  and portfolio transaction fee

Class D
  with fee waivers and                15.30      -        -          11.85       15.30      -         -          20.50
  expense reimbursements
  and portfolio transaction fee

  with fee waivers and expense        15.42      -        -          12.52       15.42      -         -          21.71
  reimbursements but without
  portfolio transaction fee

  without fee waivers and             13.79      -        -          10.89       13.79      -         -          18.79
  expense reimbursements but with
  portfolio transaction fee

  without fee waivers and             14.93      -        -          11.56       14.93      -         -          19.98
  expense reimbursements
  and portfolio transaction fee

1. For Class A and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class C and Class D Shares, performance from July 1, 1993 to June 14, 1996 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

3. For Class A, C and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to September 28, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A, C and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to January 8, 1998 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance information of the predecessor collective fund is shown from August 1, 1988 (the date such collective fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class A, C and D Shares performance information is that of a predecessor collective fund. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A, C and D Shares at the time of their inception.

6. For Class A, C and D Shares performance information is that of a predecessor collective fund. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A, C and D Shares at the time of their inception.

7. For Class A and Class D Shares, performance information prior to March 28, 1994 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from March 28, 1994 to November 16, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance information of the predecessor collective fund is shown from July 1, 1990 (the date such fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

8. For Class C and Class D Shares, performance from July 1, 1993 to December 29, 1995 (commencement of Class C Shares) and February 20, 1996 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

9. For Class D Shares, performance from April 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on April 1, 1997. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

  The yield of a class of shares in the Balanced Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

  The Balanced Portfolio calculates its 30-day (or one month) standard yield for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

                   Yield = 2[(a-b+1)/6/ - 1]
                              ---
                              cd


Where:      a = dividends and interest earned during the period;

            b = expenses accrued for the period (net of reimbursements);

            c = average daily number of shares outstanding during the period entitled to receive dividends; and

            d = net asset value per share on the last day of the period.

  For the 30-day period ended November 30, 1998, the annualized yields for the Class A, Class C and Class D Shares of the Balanced Portfolio was 2.52%, 2.35% and 2.21%, respectively. During such period, Goldman Sachs reimbursed expenses to the Portfolio and voluntarily agreed to reduce a portion of its administration fees under "Additional Trust Information - Co-Administrators and Distributor," and Northern waived a portion of its investment advisory fees with respect to the Portfolio. In the absence of such advisory and administration fee reductions and expense limitations, the 30-day yield for Class A, Class C and Class D Shares would have been 2.16%, 1.92% and 1.78%, respectively.

  Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

  The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in calculations of performance information.


                                     TAXES

  The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

  The discussions of tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information

  Each Portfolio intends to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

  In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

  In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must generally consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which as Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

  In the case of corporate shareholders, distributions of a Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Portfolio for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, MarketPower, and potentially International Growth Portfolios, may constitute "qualifying dividends." The other Portfolios, however, are not expected to pay qualifying dividends.

  If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of such Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

  The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

  Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

Taxation of Certain Financial Instruments

  The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

  In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

Foreign Investors

  Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

                             DESCRIPTION OF SHARES

  The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-one existing series, which represent interests in the Trust's twenty-one respective portfolios, ten of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

  Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

  The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

  Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

  The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

  The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

  The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

  The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

  The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

  Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

  The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

  In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

  The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

  As of __________, 1999, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern possessed sole or shared voting and/or investment power for its customer accounts with respect to less than [__%] of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of _____________, 1999:

                                                                                    Number               Percentage
                                                                                   of Shares             of Shares
                                                                                   ---------             ----------
BALANCED PORTFOLIO

  Class A
     Northern Trust Thrift Incentive Plan                                          1,625,049                 35.83%
     Tetra Pak Salaried Trust                                                        834,419                 18.40%
     Sealed Air Corporation                                                          562,114                 12.39%
  Class C
     Kitch Profit Sharing Plan                                                        55,330                   100%
  Class D
     First National Bank of La Grange                                                 28,241                   100%

DIVERSIFIED GROWTH PORTFOLIO
  Class A
     Northern Trust Pension Plan                                                   4,949,085                 44.84%

EQUITY INDEX PORTFOLIO
  Class A
     Northern Trust Thrift Incentive Plan                                          8,563,920                 15.39%
     Meadows Fund                                                                  4,807,521                  8.64%
     Libby-Owens-Ford Company                                                      3,842,565                  6.90%
  Class C
     AMA 401K Plan                                                                 1,548,489                 33.07%
     Wilson Sporting Goods                                                         1,114,577                 23.81%
     U.S. Silica                                                                     521,520                 11.14%
     Sierra Technology                                                               433,871                  9.27%
     Children's Hospital San Diego                                                   413,455                  8.83%
     Clark - Schwebel Retirement Partnership                                         333,305                  7.12%
  Class D
     Marquette Trust Company                                                       1,122,854                 75.28%
     Citizens Bank                                                                   102,684                  6.88%
     Midwest Trust Company                                                            96,988                  6.50%

FOCUSED GROWTH PORTFOLIO
  Class C
     Northern Trust Thrift Incentive Plan                                          4,336,190                 54.90%
     Doe Run Resources                                                               767,398                  9.72%

SMALL COMPANY INDEX PORTFOLIO
  Class A
     Masco In-House                                                                7,859,290                 44.33%
     Doe Run Resources                                                               949,832                  5.36%
  Class C
     Amcol International Savings Plan Trust                                           45,810                   100%

INTERNATIONAL EQUITY INDEX PORTFOLIO
  Class A
     Northern Trust Pension Plan                                                   1,258,392                 31.27%
     Nigas Savings Investment
       & Thrift International Fund                                                   869,017                 21.59%
     Felpro 401K Plan                                                                785,013                 19.51%
     Northern Trust Thrift Incentive Plan                                            594,403                 14.77%
     Sisters of The Precious Blood Foundation                                        214,776                  5.34%

INTERNATIONAL GROWTH PORTFOLIO
  Class A
     Northern Trust Pension Plan                                                   1,134,142                 11.57%
     White Cap                                                                       735,131                  7.50%
     Doe Run Resources                                                               724,094                  7.38%
     Global Industrial Technology                                                    678,822                  6.92%
     Tuthill Pension                                                                 643,992                  6.57%
     Northwestern Medical Mission                                                    521,376                  5.32%
  Class D
     Fort Wayne National Corporation                                                  15,083                 95.78%


                               OTHER INFORMATION

       The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

       Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern, NTQA and Investor Services Group, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

       The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

       Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

  The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1998 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. In addition, the unaudited financial statements contained in the Semi-Annual Report for the period ended May 31, 1999 are incorporated by reference to this Additional Statement. No other parts of the Semi-Annual Report or the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Semi-Annual Report and the Annual Report may be obtained upon request and without charge by calling 1-800-637-1380 (toll-free).

                                 APPENDIX A


Commercial Paper Ratings
------------------------

     A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


     Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


     Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson
BankWatch:

     "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

     To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


          As stated in the Prospectus, the Portfolios may enter into certain futures transactions. Such transactions are described in this Appendix.


I.   Interest Rate Futures Contracts
     -------------------------------


          Use of Interest Rate Futures Contracts.  Bond prices are established
          --------------------------------------
in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, by using futures contracts.

          Interest rate future contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

          Description of Interest Rate Futures Contracts.  An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.


          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.


          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts
     -----------------------


          General.  A stock or bond index assigns relative values to the stocks
          -------
or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Portfolio may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

          A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

          Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

III.  Futures Contracts on Foreign Currencies
      ---------------------------------------


          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.   Margin Payments
      ---------------


          Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, Northern Trust or NTQA may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts
     ------------------------------------------


          There are several risks in connection with the use of futures by a Portfolio. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Portfolio is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts
     ----------------------------


          A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters
      -------------

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART C.

                               OTHER INFORMATION


ITEM 23. EXHIBITS
-----------------

   The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (the "Registration Statement") (Accession No. 0000950130-96-001086), Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-000170), Post-Effective Amendment No. 33 to such Registration Statement (Accession No. 0000950130-97-001306), Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000950130-97-002471), Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000950131-97-005862), Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000950131-98-00216), Post-Effective Amendment No. 37 to such Registration Statement (Accession No. 0000950131-98-00512), Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000950131-98-002030), Post-Effective Amendment No. 39 to such Registration Statement (Accession No. 00009150131-99-000461), Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000927405-99-000282) and Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000927405-99-000333):

     (a) (1) Agreement and Declaration of Trust dated July 1, 1997 (Accession No. 0000950131-98-00216).

         (2) Amendment No. 1 dated January 27, 1998 to the Agreement and Declaration of Trust (Accession No. 0000950131-99-000461).

         (3) Amendment No. 2 dated May 15, 1998 to the Agreement and Declaration of Trust (Accession No. 0000950131-99-000461).

         (4) Amendment No. 3 dated October 5, 1999 to the Agreement and Declaration of Trust. (Accession No. 0000927405-99-000333)

     (b) By-Laws dated July 8, 1997 (Accession No. 0000950131-98-00216).

     (c) Articles IV, V and VII of the Agreement and Declaration of Trust dated July 1, 1997 (Accession No. 0000950131-98-00216).

     (d) (1) Investment Advisory Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company (the "Investment Advisory Agreement") (Accession No. 0000950131-99-000461).

         (2)  Addendum No. 1 dated March 31, 1998 to the Investment Advisory

              Agreement (Accession No. 0000950131-99-000461).

         (3) Addendum No. 2 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

         (4) Addendum No. 3 dated March 31, 1998 to the Investment Advisory Agreement. (Accession No. 0000950131-99-000461).

         (5) Addendum No. 4 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

         (6) Addendum No. 5 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

         (7) Addendum No. 6 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

         (8) Assumption Agreement dated April 1, 1998 between The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. (Accession No. 0000950131-99-000461).

         (9) Form of Addendum No. 7 to Investment Advisory Agreement. (Accession No. 0000927405-99-000333)

     (e) (1) Distribution Agreement dated May 1, 1999 between the Registrant and First Data Distributors, Inc. (Accession No. 0000927405-99-000282)

         (2) Form of Distribution Agreement between the Registrant and Northern Funds Distributors, LLC. (Accession No. 0000927405-99-000333)

     (f) Not Applicable.

     (g) (1) Custodian Agreement dated June 8, 1992 between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

         (2) Addendum No. 1 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

         (3) Addendum No. 2 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

         (4) Addendum No. 3 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

         (5) Addendum No. 4 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

         (6) Addendum No. 5 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

         (7) Addendum No. 6 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

         (8) Addendum No. 7 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

         (9) Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

         (10) Addendum No. 1 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

         (11) Addendum No. 2 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

         (12) Addendum No. 3 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

         (13) Foreign Custody Monitoring Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

         (14) Form of Addendum No. 8 to Custodian Agreement.
              (Accession No. 0000927405-99-000333)

     (h) (1) Agreement and Plan of Reorganization between the Registrant and The Benchmark Tax-Exempt Fund (Accession No. 0000950131-98-002030).

         (2)  Revised and Restated Transfer Agency Agreement dated January

              8, 1993 between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

         (3) Addendum No. 1 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

         (4) Addendum No. 2 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

         (5) Addendum No. 3 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

         (6) Addendum No. 4 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

         (7) Addendum No. 5 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

         (8) Addendum No. 6 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

         (9) Shareholder Servicing Plan for Class B, C and D Shares and Related Forms of Servicing Agreement (Accession No. 0000950131-99-000461).

         (10) Service Plan for the Service and Premier Classes of Shares and Related Forms of Servicing Agreement (Accession No. 0000950131-99-000461).

         (11) Co-Administration Agreement dated May 1, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (Accession No. 0000927405-99-000282).

         (12) Form of Addendum No. 7 to Revised and Restated Transfer Agency Agreement. (Accession No. 0000927405-99-000333).

         (13) Form of Amended and Restated Co-Administration Agreement among the Registrant, First Data Investor Services Group, Inc. and The Northern Trust Company. (Accession No. 0000927405-99-000333).

         (14) Shareholder Servicing Plan for Class C and D Shares and Related Forms of Servicing Agreements. (Accession No. 0000927405-99-000333).

     (k) None.

     (l) (1) Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

         (2) Amendment No. 1 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

         (3) Amendment No. 2 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

         (4) Amendment No. 3 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

     (m) None.

     (n) Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System. (Accession No. 0000927405-99-000333).

The following exhibits to the Registration Statement are filed herewith electronically pursuant to EDGAR rules:

     (j) (1)  Consent of Ernst & Young LLP.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
----------------------------------------------------------------------

Registrant is controlled by its Board of Trustees.


ITEM 25. INDEMNIFICATION
------------------------

Section 3 of Article IV of the Registrant's Agreement and Declaration of Trust provides for indemnification of the Registrant's Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A.

Paragraph 7 of the Investment Advisory Agreement between the Registrant and The Northern Trust Company provides for indemnification of The Northern Trust Company or, in lieu thereof, contribution by the Registrant, under certain circumstances. A copy of the Investment Advisory Agreement was filed as Exhibit (d)(1) to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A.

Article 10 of the Co-Administration Agreement dated May 1, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. provides that the Registrant will indemnify Northern Trust Company and First Data Investor Services Group, Inc. (each a "Co-Administrator") against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. A copy of the Co-Administration Agreement was filed as Exhibit (h)(13) to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A.

Paragraph 3 of the Distribution Agreement dated May 1, 1999 between the Registrant and First Data Distributors, Inc. ("FDDI") provides that the Registrant will indemnify FDDI against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registration by FDDI, or those resulting from the willful misfeasance, bad faith or negligence of FDDI, or FDDI's breach of confidentiality. A copy of the Distribution Agreement was filed as Exhibit (e)(1) to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A.

A mutual fund and trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
-------------------------------------------------------------

The Northern Trust Company, Registrant's investment adviser, is a full service commercial bank and also provides a full range of trust and fiduciary services. Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs of The Northern Trust Company and, with respect to each such person, the name and business address of the company (if any) with which such person has been connected at any time since November 30, 1996, as well as the capacity in which such person was connected.

Northern Trust Quantitative Advisors, Inc. ("NTQA") is an indirect wholly-owned subsidiary of Northern Trust Corporation. The list required by this Item 26 of officers and directors of NTQA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form

ADV, filed by NTQA pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-333580).

NAME AND POSITION                           NAME AND PRINCIPAL                            CONNECTION
WITH INVESTMENT                             BUSINESS ADDRESS OF                           WITH OTHER
ADVISER                                     OTHER COMPANY                                 COMPANY
-----------------                           -------------------                           ----------
Duane L. Burnham                            Northern Trust Corporation                    Director
Director                                    50 S. LaSalle Street
                                            Chicago, IL 60605

                                            Abbott Laboratories                           Chairman and Chief
                                            150 Field Drive                               Executive Officer
                                            Suite 160
                                            Lake Forest, IL

                                            NCR Corporation                               Director
                                            1700 S. Patterson Blvd
                                            Dayton, OH 45479

                                            Sara Lee Corporation                          Director
                                            3 First National Plaza
                                            Chicago, IL 60602

Dr. Dolores E. Cross                        Northern Trust                                Director
Director                                    Corporation
                                            50 S. LaSalle Street
                                            Chicago, IL 60675

                                            Chicago State University                      Former
                                            95th Street at King Drive                     President
                                            Chicago, IL 60643

                                            General Electric Company GE Fund              Former
                                            3135 Easton Turnpike                          President
                                            Fairfield, CT 06432

                                            The Graduate School and University Center     Professor
                                            GE Fund Distinguished                         of
                                            The City University of NY                     Leadership
                                            33 W 42nd St. - Room 1400N                    and
                                            New York, NY 10036                            Diversity


Susan Crown                                 Northern Trust Corporation                    Director
Director                                    50 S. LaSalle Street
                                            Chicago, IL 60675

                                            Henry Crown and Company                       Vice
                                            222 N. LaSalle St., Ste 2000                  President
                                            Chicago, IL 60601

                                            Baxter International, Inc.                    Director
                                            One Baxter Parkway
                                            Deerfield, IL 60015

                                            Illinois Tool Works, Inc.                     Director
                                            3600 W. Lake Avenue
                                            Glenview, IL 60025

John R. Goodwin                             NTQA                                          Director, Managing
Senior Vice President                       50 S. LaSalle Street
Chief Director                              Chicago, IL 60606
                                            Investment Officer

NAME AND POSITION                          NAME AND PRINCIPAL                             CONNECTION
WITH INVESTMENT                            BUSINESS ADDRESS OF                            WITH OTHER
ADVISER                                    OTHER COMPANY                                  COMPANY
-----------------                          -------------------                            -----------
Robert S. Hamada                           Northern Trust Corporation                     Director
Director                                   50 S. LaSalle Street
                                           Chicago, IL 60675

                                           The University of Chicago                      Dean and
                                           Graduate School of Business                    Edward
                                           1101 East 58th Street                          Eagle
                                           Chicago, IL 60637                              Brown

                                                                                          Distinguished
                                                                                          Service Professor of Finance

                                           A.M. Castle & Co.                              Director
                                           3400 North Wolf Road
                                           Franklin, IL 60131

                                           Chicago Board of Trade                         Director
                                           141 West Jackson Boulevard
                                           Chicago, IL 60674

Barry G. Hastings                          Northern Trust Corporation                     Operating
President & Chief                          50 S. LaSalle Street                           Director
President, Chief Officer                   Chicago, IL 60675
Operating Officer &
Director

                                           Northern Trust                                 Director
                                           Securities, Inc.
                                           50 S. LaSalle Street
                                           Chicago, IL 60675

                                           Northern Trust of California Corporation       Director
                                           355 S. Grand Avenue
                                           Los Angeles, CA 90017

                                           Northern Trust of Florida Corporation          Vice Chairman of
                                           700 Brickell Avenue                            the Board &
                                           Miami, Fl 33131                                Director

                                           Nortrust Realty Mgmt., Inc.                    Director
                                           50 S. LaSalle Street, 38th Fl.
                                           Chicago, IL 60675

Robert A. Helman                           Northern Trust                                 Director
Director                                   Corporation
                                           50 S. LaSalle Street
                                           Chicago, IL 60675

                                           Mayer, Brown & Platt                           Partner
                                           190 S. LaSalle St.,38th Fl.
                                           Chicago, IL 60603

                                           Chicago Stock Exchange
                                           One Financial Plaza
                                           440 S. LaSalle St.
                                           Chicago, IL 60605

                                           Brambles USA, Inc.
                                           400 N. Michigan Avenue
                                           Chicago, IL 60611

                                           Zenith Electronics
                                           1000 Milwaukee Avenue
                                           Glenview, IL 60025

NAME AND POSITION                          NAME AND PRINCIPAL                             CONNECTION
WITH INVESTMENT                            BUSINESS ADDRESS OF                            WITH OTHER
ADVISER                                    OTHER COMPANY                                  COMPANY
-----------------                          -------------------                            ----------
Arthur L. Kelly                            Northern Trust Corporation                     Director
Director                                   50 S. LaSalle Street
                                           Chicago, IL 60675

                                           KEL Enterprises L.P.                           Managing Partner
                                           Two First National Plaza
                                           20 S. Clark Street
                                           Suite. 2222
                                           Chicago, IL 60603

                                           Bayerische Motoren                             Director
                                           Werke(BMW) A.G. BMW Haus
                                           Petuelring 130
                                           Postfach 40 02 40
                                           D-8000
                                           Munich 40 Germany

                                           A.G. Deere & Company                           Director
                                           John Deere Rd.
                                           Moline, IL 61265

                                           Nalco Chemical                                 Director
                                           Company
                                           One Nalco Center
                                           Naperville, IL
                                           60563-1198

                                           Snap-on Incorporated                           Director
                                           2801 80th Street
                                           Kenosha, WI 53140

Arthur L. Kelly                            Tejas Gas Corporation                          Director
                                           1301 McKinney St.
                                           Houston, TX 77010

                                           Thyssen Industrie AG                           Director
                                           Am Thyssenhaus 1
                                           45128 Essen Germany

Frederick A. Krehbiel                      Molex Incorporated                             Director
Director                                   2222 Wellington Court
                                           Lisle, IL 60532-1682

                                           Nalco Chemical Company
                                           Chairman, CEO and
                                           One Nalco Center                               Director
                                           Naperville, IL 60563-1198

                                           Tellabs, Inc.                                  Director
                                           4951 Indiana Avenue
                                           Lisle, IL 60532

Roger W. Kushla                            The Northern Trust                             Director
Senior Vice President                      Company of New York
                                           40 Broad Street, 8th Fl.
                                           New York, NY 10004

Robert A. LaFleur                          None
Senior Vice President

Thomas L. Mallman                          None
Senior Vice President

NAME AND POSITION                          NAME AND PRINCIPAL                             CONNECTION
WITH INVESTMENT                            BUSINESS ADDRESS OF                            WITH OTHER
ADVISER                                    OTHER COMPANY                                  COMPANY
-----------------                          -------------------                            -----------
James J. Mitchell, III                     The Northern Trust                             Director
Executive Vice                             Company of New York
President                                  40 Broad Street, 8th Fl.
                                           New York, NY 10004

                                           Northern Trust                                 Director
                                           Corporation
                                           50 S. LaSalle Street
                                           Chicago, IL 60675

William G. Mitchell                        Northern Trust Corporation                     Director
Director                                   50 South LaSalle Street
                                           Chicago, IL 60675

                                           The Interlake Corporation                      Director
                                           7701 Harger Road
                                           Oak Brook, IL
                                           60521-1488

                                           Peoples Energy                                 Director
                                           Corporation
                                           122 South Michigan Ave
                                           Chicago, IL 60603

                                           The Sherwin-Williams                           Director
                                           Company
                                           101 Prospect Avenue, N.W.
                                           Cleveland, OH 44115-1075

Edward J. Mooney                           Northern Trust Corporation                     Director
Director                                   50 S. LaSalle
                                           Chicago, IL 60675

                                           Nalco Chemical Company                         Chairman, Chief
                                           One Nalco Center                               Executive Officer,
                                           Naperville, IL                                 President & Director
                                           60563-1198

                                           Morton International, Inc.                     Director
                                           100 North Riverside Plaza
                                           Chicago, IL 60605

                                           FMC Corporation                                Director
                                           200 E. Randolph Drive
                                           Chicago, IL 60601

William A. Osborn                          Northern Trust Corporation                     Director
Chairman and Chief Executive Officer       50 S. LaSalle Street
                                           Chicago, IL 60675

                                           Northern Trust of California Corporation       Director
                                           355 S. Grand Avenue                            and Former
                                           Los Angeles, CA 90017                          Chairman of the Board


                                           Northern Trust Bank of                         Director
                                           California N.A.
                                           355 S. Grand Avenue
                                           Los Angeles, CA 90017

NAME AND POSITION                          NAME AND PRINCIPAL                             CONNECTION
WITH INVESTMENT                            BUSINESS ADDRESS OF                            WITH OTHER
ADVISER                                    OTHER COMPANY                                  COMPANY
-----------------                          -------------------                            -----------
                                           Nortrust Realty                                Director
                                           Management Inc.
                                           50 S. LaSalle Street
                                           Chicago, IL 60675

                                           Northern Futures Corporation                   Director
                                           50 S. LaSalle Street
                                           Chicago, IL 60675

Sheila A. Penrose                          Northern Trust Global                          Director
President - Corporate                      Advisors, Inc.
and Institutional                          29 Federal Street
Services                                   Stamford, CT 06901

                                           Nalco Chemical Company                         Director
                                           One Nalco Center
                                           Naperville, IL 60563-1198

                                           Northern Trust Retirement                      Manager
                                           Consulting, LLC
                                           400 Perimeter Center Terrace
                                           Suite 850
                                           Atlanta, GA 30346

                                           Northern Trust Corporation                     Director and
                                           50 S. LaSalle Street                           Executive Vice
                                           Chicago, IL 60675                              President

                                           NTQA                                           Director
                                           50 South LaSalle Street
                                           Chicago, IL 60675

Perry R. Pero                              Northern Futures Corporation                   Director
Senior Executive Vice President, Chief     50 S. LaSalle Street
Financial Officer                          Chicago IL 60675

                                           Northern Investment                            Former Chairman,
                                           Corporation                                    President and
                                           50 S. LaSalle Street                           Director, Former
                                           Chicago, IL 60675                              Treasurer

                                           Northern Trust Global                          Director
                                           Advisors, Inc
                                           29 Federal Street
                                           Stamford ST 06901

                                           Northern Trust                                 Director
                                           Securities, Inc.
                                           50 South LaSalle Street
                                           Chicago, IL 60675

                                           Nortrust Realty                                Director
                                           Management, Inc.
                                           50 South LaSalle Street
                                           Chicago, IL 60675

                                           Northern Trust Corporation                     Director
                                           50 S. LaSalle Street
                                           Chicago, IL 60675

                                           NTQA                                           Director
                                           50 South LaSalle Street
                                           Chicago, IL 60675

Stephen N. Potter                          NTQA                                           Director, Senior
Vice President                             50 S.LaSalle Street                            Managing
                                           Chicago, IL 60675                              Director

NAME AND POSITION                          NAME AND PRINCIPAL                             CONNECTION
WITH INVESTMENT                            BUSINESS ADDRESS OF                            WITH OTHER
ADVISER                                    OTHER COMPANY                                  COMPANY
-----------------                          -------------------                            ----------
Peter L. Rossiter                          Schiff, Hardin & Waite                         Former Partner
Executive Vice                             7200 Sears Tower
President and General                      Chicago, IL 60606
Counsel

                                           Tanglewood Bancshares Inc.                     Former Vice
                                           600 Bering Dr.                                 President
                                           Houston, TX 77057                              and Director


                                           Consolidated Communications Inc.               Director
                                           Illinois Consolidated
                                           Telephone Company
                                           121 S. 17th Street
                                           Mattoon, IL 61938

                                           Northern Trust Corporation                     Executive Vice
                                           50 South LaSalle Street                        President
                                           Chicago, IL 60675                              and General Counsel

Harold B. Smith                            Northern Trust Corporation                     Director
Director                                   50 South LaSalle Street
                                           Chicago, IL 60675

                                           Illinois Tool Works Inc.                       Chairman of the
                                           3600 West Lake Ave.                            Executive Committee
                                           Glenview, IL 60025-5811

                                           W.W. Grainger, Inc.                            Director
                                           5500 West Howard Street
                                           Skokie, IL 60077

                                           Northwestern Mutual Life Insurance Co.         Trustee
                                           720 East Wisconsin Avenue
                                           Milwaukee, WI 53202

William D. Smithburg                       The Quaker Oats Company                        Retired Chairman
Director                                   321 North Clark Street
                                           Chicago, IL 60610

                                           Northern Trust Corporation                     Director
                                           50 South LaSalle Street
                                           Chicago, IL 60675

                                           Abbott Laboratories                            Director
                                           One Abbott Park Road
                                           Abbott Park, IL 60675

                                           Corning Incorporated                           Director
                                           Corning, NY 14831

                                           Prime Capital Corporation                      Director
                                           10275 W. Higgins Road
                                           Suite 200
                                           Rosemont, IL 60018

James M. Snyder                            NTQA                                           Director
Chairman, CEO and                          50 South LaSalle Street
Executive Vice                             Chicago, IL 60675
President

NAME AND POSITION                          NAME AND PRINCIPAL                             CONNECTION
WITH INVESTMENT                            BUSINESS ADDRESS OF                            WITH OTHER
ADVISER                                    OTHER COMPANY                                  COMPANY
-----------------                          -------------------                            -----------
Bide L. Thomas                             Northern Trust Corporation                     Director
Director                                   50 South LaSalle Street
                                           Chicago, IL 60674

                                           MYR Group Inc.                                 Director
                                           (formerly L.E. Myers Company)
                                           2550 W. Golf Rd.
                                           Rolling Meadows, IL 60008

                                           R.R. Donnelley & Sons Company                  Director
                                           77 West Wacker Drive
                                           Chicago, IL 60601

Stephen B. Timbers                         Northern Trust Corporation                     Executive Vice
President - NTGI                           50 S. LaSalle Street                           President
                                           Chicago, IL 60675

                                           Northern Trust Global Advisors, Inc.           Executive Vice
                                           29 Federal Street                              President
                                           Stamford, CT 06901

                                           LTV Steel Co.                                  Director
                                           200 Public Square
                                           Cleveland, OH 44114-2308

                                           Zurich-Kemper Investments                      Former President
                                           222 S. Riverside Plaza                         and CEO
                                           Chicago, IL 60606

Jeffrey H. Wessel                          NTQA                                           President and
Executive Vice President                   50 South LaSalle                               Director
                                           Chicago, IL 60675

ITEM 27. PRINCIPAL UNDERWRITERS
-------------------------------

       (a) First Data Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of First Data Investor Services Group, Inc. and an indirect wholly-owned subsidiary of First Data Corporation, acts as distributor for Northern Institutional Funds pursuant to a distribution agreement dated May 1, 1999. The Distributor also acts as underwriter for ABN AMRO Funds, Alleghany Funds, BT Insurance Funds Trust, First Choice Funds Trust, LKCM Funds, The Galaxy Fund, The Galaxy VIP Fund, Galaxy Fund II, IBJ Funds Trust, Panorama Trust, Undiscovered Managers Fund, New Covenant Funds, Forward Funds, Inc., Light Index Funds, Inc. Weiss Peck & Greer Funds Trust, Weiss Peck & Greer International Fund, WPG Growth Fund, WPG Growth & Income Fund, WPG Tudor Fund, RWB/WPG U.S. Large Stock Fund, Tomorrow Funds Retirement Trust, The Govett Funds, Inc., IAA Trust Growth Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc., IAA Trust Taxable Fixed Income Series Fund, Inc., Matthews International Funds, MCM Funds, Metropolitan West Funds, Smith Breeden Series Fund, Smith Breeden Trust, Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., The Stratton Funds, Inc., Trainer, Wortham First Mutual Funds, Wilshire Target Funds, Inc. and Worldwide Index Funds. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

          (b) The information required by this Item 27(b) with respect to each director, officer, or partner of First Data Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by First Data Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-45467).

          (c)  Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
------------------------------------------

The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of First Data Investor Services Group, Inc., 101 Federal Street, Boston, Massachusetts 02110. Records for the First Data Distributors, Inc., the distributor, are located at 4400 Computer Drive, Westborough, Massachusetts 01581. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 and NTQA, 50 S. LaSalle Street, Chicago IL 60690.

ITEM 29. MANAGEMENT SERVICES
-----------------------------

Not Applicable.


ITEM 30. UNDERTAKINGS
----------------------

Not Applicable.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 42 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the __ day of October, 1999.

NORTHERN INSTITUTIONAL FUNDS

By:  /s/ Linda J. Hoard
     ------------------
      Linda J. Hoard
      Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

        Name                     Title            Date
        ----                     -----            ----

/s/ Jylanne Dunne               President      October  , 1999
-----------------               ---------
Jylanne Dunne

/s/ Brian R. Curran             Treasurer      October  , 1999
-------------------             ---------
Brian R. Curran

WILLIAM H. SPRINGER*            Trustee        October  , 1999
                                -------
William H. Springer

RICHARD G. CLINE*               Trustee        October  , 1999
                                -------
Richard G. Cline

EDWARD J. CONDON*               Trustee        October  , 1999
                                -------
Edward J. Condon

JOHN W. ENGLISH*                Trustee        October  , 1999
                                -------
John W. English

SANDRA P. GUTHMAN*              Trustee        October  , 1999
                                -------
Sandra P. Guthman

FREDERICK T. KELSEY*            Trustee        October  , 1999
                                -------
Frederick T. Kelsey

RICHARD P. STRUBEL *            Trustee        October  , 1999
                                -------
Richard P. Strubel

*By: /s/ Linda J. Hoard                        October  , 1999
    -------------------
    Linda J. Hoard
    Attorney-in-fact

                         NORTHERN INSTITUTIONAL FUNDS

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds, a business trust organized under the laws of The State of Delaware (the "Trust"), does hereby make, constitute and appoint Richard Rose, Brian Curran, Linda Hoard and Teresa Hamlin, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to the shares of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, of any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed his name this 21st day of April, 1999.

                              /s/ Edward J. Condon, Jr.
                              -------------------------
                              Edward J. Condon, Jr.

                              /s/ Richard Gordon Cline
                              ------------------------
                              Richard Gordon Cline

                              /s/ John W. English
                              -------------------
                              John W. English

                              /s/ Sandra Polk Guthman
                              -----------------------
                              Sandra Polk Guthman

                              /s/ Frederick T. Kelsey
                              -----------------------
                              Frederick T. Kelsey

                              /s/ William H. Springer
                              -----------------------
                              William H. Springer

                              /s/ Richard P. Strubel
                              ----------------------
                              Richard P. Strubel

                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

       (j)   (1)  Consent of Ernst & Young LLP.